UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Take-Two Interactive Software, Inc.

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July 27, 2017

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Take-Two Interactive Software, Inc., that will be held on September 15, 2017, at 9:00 a.m. local time at the W Hotel, 201 Park Avenue South, New York, New York 10003.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On or about August 1, 2017, we expect to begin mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report and vote online; however, shareholders of record will receive a copy of the Proxy Statement and Annual Report by mail instead of receiving the Notice of Internet Availability of Proxy Materials. The Proxy Statement and Notice of Internet Availability of Proxy Materials contain instructions on how you can receive a paper copy of the Proxy Statement and Annual Report if you only received a Notice of Internet Availability of Proxy Materials by mail.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting of Shareholders and Proxy Statement, we urge you to cast your vote via the Internet or, if you received a proxy card, complete, sign, date and return the proxy card in the envelope provided, or follow the instructions for voting by telephone that may be included therein. If the address on the Notice of Internet Availability of Proxy Materials or the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing at 6201 15th Avenue, Brooklyn, New York 11219.

We hope to see you at the meeting and appreciate your continued support.

Sincerely,

Strauss Zelnick

Executive Chairman and Chief

Executive Officer

Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, USA

tel 646.536.2842     fax 646.536.2926     www.take2games.com

TAKE-TWO INTERACTIVE SOFTWARE, INC.

622 Broadway

New York, New York 10012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 15, 2017

To the Shareholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting (the “Annual Meeting”) of Shareholders of Take-Two Interactive Software, Inc. (the “Company”) will be held on September 15, 2017, at 9:00 a.m. local time at the W Hotel, 201 Park Avenue South, New York, New York 10003, to consider and vote upon the following:

1.	Election of seven directors;

2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” as disclosed in the attached proxy statement;

3.	Approval, on a non-binding advisory basis, of the frequency of the advisory vote on the compensation of the Company’s “named executive officers”;

4.	Approval of the adoption of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan;

5.	Approval of the adoption of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France;

6.	Approval of the adoption of the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan;

7.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and

8.	Other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors believes that the election of the nominated directors, the approval on an advisory basis of the compensation of the named executive officers, the approval of an annual advisory vote on the compensation of the named executive officers, the approval of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan, the approval of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France, the approval of the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan, and the ratification of the appointment of Ernst & Young LLP are in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” or “1 Year”, as applicable, for each of these proposals.

Only shareholders of record at the close of business on July 21, 2017 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Matthew Breitman

Senior Vice President, Deputy General Counsel and

Corporate Secretary

July 27, 2017

Your vote is very important, regardless of the number of shares you own. Please read the attached proxy statement carefully and complete and submit your proxy card via the Internet or telephone (as instructed on your proxy card) or sign and date your paper proxy card as promptly as possible and return it in the enclosed envelope.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

622 Broadway

New York, New York 10012

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive Software, Inc. (the “Company” or “Take-Two”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 15, 2017 at 9:00 a.m. local time, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company expects to either mail or provide notice and electronic delivery of this Proxy Statement and the enclosed form of proxy to shareholders on or about August 1, 2017.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. A proxy may be revoked by the shareholder of record at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address of the principal executive offices of the Company is 622 Broadway, New York, New York 10012, and its telephone number is (646) 536-2842.

The rules of the Securities and Exchange Commission (“SEC”) require us to notify all shareholders, including those shareholders to whom we have mailed proxy materials, of the availability of our proxy materials through the Internet.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be held on September 15, 2017

Our Proxy Statement and 2017 Annual Report to Shareholders are available at

http://www.proxyvote.com

Page
Proxy Summary	3

Proposal 1: Election of Directors	9

Corporate Governance and Board Practices	14

Board Committees	16

Other Executive Officers	18

Proposal 2: Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	19

Proposal 3: Non-binding Advisory Vote Regarding the Frequency of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	20

Compensation Discussion and Analysis	21

Executive Summary	21

Detailed Discussion and Analysis	31

Objectives and Philosophy of Executive Compensation	31

Compensation to Executive Chairman and CEO and President	32

Other NEO Compensation	35

Competitive Market Positioning	36

Principal Elements of Executive Compensation	38

Operation of the Compensation Committee	43

Compensation Governance Practices	44

Report of the Compensation Committee of the Board of Directors	46

Risk Assessment of Overall Compensation Program	46

Executive Compensation	47

Voting Security Ownership of Certain Beneficial Owners and Management	59

Certain Relationships and Related Transactions	61

Section 16(a) Beneficial Ownership Compliance	68

Proposal 4: Adoption of the 2017 Stock Incentive Plan	69

Proposal 5: Adoption of the 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France	84

Proposal 6: Adoption of the 2017 Global Employee Stock Purchase Plan	87

Proposal 7: Ratification of Appointment of Independent Registered Public Accounting Firm	94

Independent Registered Public Accountants	95

Report of the Audit Committee of the Board of Directors	96

Information about the Annual Meeting and Voting	97

Availability of Certain Documents	101

No Incorporation By Reference	102

Shareholder Proposals for Next Annual Meeting	102

Other Matters	102

Annex A—Reconciliation of GAAP Net Income to Adjusted EBITDA	A-1

Annex B—2017 Stock Incentive Plan	B-1

Annex C—2017 Stock Incentive Plan Qualified RSU Sub-Plan for France	C-1

Annex D—2017 Global Employee Stock Purchase Plan	D-1

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement and does not include all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

2017 Annual Meeting of Shareholders

Date and Time	September 15, 2017, at 9:00 a.m.
Location	W Hotel, 201 Park Avenue South, New York, New York 10003
Record Date	July 21, 2017

Voting Matters and Board Recommendations

Item	Proposal	Board’s Recommendation	Page Number
1	Election of seven director nominees	FOR (each nominee)	9
2	Advisory vote to approve executive compensation	FOR	19
3	Advisory vote on frequency of advisory vote to approve executive compensation	1 YEAR	20
4	Approval of the adoption of the 2017 Stock Incentive Plan	FOR	69
5	Approval of the adoption of the 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France	FOR	84
6	Approval of the adoption of the 2017 Global Employee Stock Purchase Plan	FOR	87
7	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018	FOR	94

Company Performance Highlights

The Company delivered strong financial results in fiscal 2017 and continued to execute successfully on our strategy of developing a select number of high-quality titles that make us a leader in our industry.

Board of Directors Highlights

Our seven nominees include six independent, outside directors who as a group have extensive and diverse management and subject matter experience and knowledge that is critical to the Company.

✓	Active and empowered lead independent director role
✓	Annual election of all directors	Independence 86%
✓	Majority vote standard for uncontested director elections	Tenure	Age
✓	6 out of 7 current directors are independent (all except for our Chairman and CEO)	~7.6 years (On Average)	~59 (On Average)
✓	Board membership marked by diversity, leadership and a variety of perspectives

✓	Deliberate approach to Board refreshment, including the addition of a new independent director in 2017
✓	Annual review of CEO and Chairman by independent directors

						Committee Memberships
Name	Age	Director Since	Principal Occupation	Independent	Other Public Boards	Audit	Compensation	Corporate Governance	Executive
Robert A. Bowman	62	April 2007	President, Business and Media, Major League Baseball	✓	2	Chair
Michael Dornemann Lead Independent Director	71	March 2007	Retired Chairman and CEO, Bertelsmann Entertainment	✓	—	✓	✓	✓	Chair
J Moses	58	March 2007	Principal, J Moses Projects	✓	—		✓	Chair
Michael Sheresky	49	March 2007	Partner, United Talent Agency	✓	—		Chair	✓	✓
LaVerne Srinivasan	55	March 2017	Vice President, Carnegie Corporation of New York	✓	—			✓
Susan Tolson	55	March 2014	Retired Portfolio Manager, Capital Research and Management Company	✓	3	✓
Strauss Zelnick	60	March 2007	Chairman and CEO, Take-Two Interactive Software, Inc.		1				✓

Shareholder Engagement

The Board of Directors oversees and regularly participates, together with management, in an extensive, year-round shareholder engagement practice to seek shareholder feedback on the Company’s board, governance, and executive compensation practices. In the months leading up to the filing of this Proxy Statement, we sought discussions with holders of more than 55% of our outstanding shares, and had discussions with a number of our top holders (percentage based on the Company’s investors’ most recent filings). Investor perspectives gained through these discussions help to inform discussions in the boardroom and are considered by the Board and its committees in decision-making.

Corporate Governance Highlights

Further, the Company’s sound governance practices and policies demonstrate the Board’s commitment to strong corporate governance, effective risk management and robust independent oversight of management by the Board. The Company’s governance highlights include:

✓	Extensive, year-round shareholder engagement

✓	Annual evaluation of the Board and its Committees

✓	Annual review of Board leadership structure

✓	Lead Independent Director with clearly defined role and responsibilities

✓	Board oversight of risk management

✓	Shareholder right to call special meetings

✓	Shareholder right to act by written consent

✓	No supermajority voting requirements

✓	Strong anti-hedging, anti-pledging and insider trading policies

✓	Robust Code of Business Conduct and Ethics for all directors and officers

✓	Independent Audit Committee, Compensation Committee and Corporate Governance Committee

Executive Compensation Highlights

The Company maintains strong compensation governance practices that support our pay-for-performance principles and align management incentives with the interests of our shareholders. A significant portion of our Company’s executive compensation is performance-based.

We have also adopted a number of “best practices” with respect to executive compensation, including:

✓	Clawback policy with respect to incentive compensation (see page 44)

✓	Caps on annual bonuses to NEOs

✓	Double-trigger vesting on a change in control for grants made under an equity plan after July 2014

✓	Meaningful stock ownership requirements

✓	No repricing of stock options without shareholder approval

✓	Limited perquisites

✓	No tax gross ups for excise taxes on parachute payments

✓	Annual compensation risk assessment

✓	Retention of independent compensation consultants

✓	Balanced compensation approach between short- and long-term incentive opportunities

Adoption of the 2017 Stock Incentive Plan

We are asking that our shareholders approve the adoption of the 2017 Stock Incentive Plan. If the 2017 Stock Incentive Plan is approved by our shareholders, the Company will be authorized to issue up to 5,200,000 additional shares of common stock under such plan. The adoption of the 2017 Stock Incentive Plan is necessary to enable the Company to continue to secure the creative talent that drives company performance and establish equity incentives that focus the management team on long-term sustainable performance. Specifically, equity is used to attract, retain and motivate the Company’s creative talent, which is critical to executing Take-Two’s long-term strategy, and to align the interests of creative employees with the interests of the Company’s shareholders.

•      Our creative employees at our wholly-owned labels, Rockstar Games and 2K, drive our business, are critical to our continued success, and help us build shareholder value.

•      Equity incentives are used throughout Take-Two, beyond the executive level.

•      Almost two-thirds of our employees work in our development studios and have highly specialized technical capabilities to develop software titles for multiple platforms.

•      In fiscal 2017, 52% of equity awards were used to retain creative talent.

Plan highlights include:

✓	Annual limits on awards to individual participants

✓	Non-liberal recycling of shares used to satisfy tax withholding obligations or as payment for the exercise price or base price for stock options and SARs

✓	No evergreen provision for share reserve

✓	No payment of dividends or dividend equivalents on unvested awards

✓	Annual compensation limits for non-employee directors

✓	Minimum vesting periods for certain awards

✓	No repricing of underwater stock options or SARs without shareholder approval

✓	No discounted stock options or SARs

✓	Clawback provisions

✓	Non-liberal definition of change in control

✓	No automatic grants

✓	Double-trigger acceleration of equity vesting on a change of control

Adoption of the 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France

In connection with approving the adoption of the 2017 Stock Incentive Plan, we are asking our shareholders to approve the adoption of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France (the “French Qualified RSU Sub-Plan”). Approval of the French Qualified RSU Sub-Plan is contingent upon shareholder approval of the 2017 Stock Incentive Plan. The adoption of the French Qualified RSU Sub-Plan will allow our French employees to receive grants of restricted stock units with preferential tax treatment because one of the conditions for granting French qualified restricted stock units under French law is that such restricted stock units be granted pursuant to an equity incentive plan approved by shareholders after December 31, 2016. As noted above, an additional 5,200,000 shares of our common stock will be available for issuance under the 2017 Stock Incentive Plan if it is approved, and any French qualified restricted stock units granted under the French Qualified RSU Sub-Plan will come from the shares available under the 2017 Stock Incentive Plan. The approval of the French Qualified RSU Sub-Plan will not increase the number of shares or awards available under the 2017 Stock Incentive Plan.

Adoption of the 2017 Global Employee Stock Purchase Plan

We are asking our shareholders to approve the adoption of the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan (the “2017 Global ESPP”). The adoption of the 2017 Global ESPP will allow us to provide employees of the Company and certain designated subsidiaries and affiliates (collectively, “Employees”) an opportunity to obtain a proprietary interest in the continued growth and prosperity of Take-Two through ownership of its shares of common stock. The Company intends for the 2017 Global ESPP to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code, as amended (“Code”) (the “Code Section 423 Component”), and a component that is not intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Non-Code Section 423 Component”). The Code Section 423 Component will be construed so as to extend and limit participation in a uniform and non-discriminatory basis consistent with the requirements of Code Section 423. The Non-Code Section 423 Component will be effectuated via separate offerings under one or more sub-plans of the 2017 Global ESPP for employees of participating affiliates in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries.

ELECTION OF DIRECTORS

(Proposal 1)

All members of the Board of Directors stand for election on an annual basis, and at the Annual Meeting seven directors will be elected to hold office for a term expiring at the 2018 Annual Meeting of Shareholders. The Board of Directors, upon the recommendation of the Corporate Governance Committee, has nominated the individuals named below. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

The Corporate Governance Committee is responsible for evaluating the size and composition of the Board of Directors relative to the evolving needs of the Company at any given time, and actively identifying qualified individuals to become new director nominees as needed. The Corporate Governance Committee has developed criteria, including certain personal and professional qualities, it uses to evaluate whether the potential nominee would be a qualified director candidate for service on Take-Two’s Board of Directors. For further detail, please reference the “Board Committees” section.

Our seven nominees include six independent, outside directors who as a group have extensive and diverse management and subject matter experience and knowledge that is critical to the Company. The average director tenure is approximately 7.6 years, and the average age of the board members is 59.

At the Annual Meeting, the proxies given by shareholders will be voted individually for the election of the persons named herein as director nominees, unless a proxy card specifies that it is not to be voted in favor of any such nominee. If any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as may be designated by the Board of Directors. Each of the persons named herein has indicated to the Board of Directors that he or she will be available to serve as a director of the Company. In an uncontested election, the seven persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. However, the Company’s bylaws provide that any nominee for director who receives a greater number of votes “withheld” from the individual’s election than votes “for” such election promptly shall tender the individual’s resignation to the Corporate Governance Committee following certification of the shareholder vote. For more information regarding this policy see “Policy on Majority Voting for Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW:

Robert A. Bowman Independent Director Chair: Audit Committee Age: 62 Director since: April 2007 Beneficial owner of 132,951 shares

Mr. Bowman is President, Business and Media at Major League Baseball and is responsible for directing revenue-generating and media rights activities across all Major League Baseball entities, a position he has held since December 2014. Mr. Bowman is also the Chief Executive Officer of Major League Baseball Advanced Media, L.P., a full service solutions provider delivering world-class digital experiences and distributing content through all forms of interactive media, including managing interactive and Internet rights for Major League Baseball, a position he has held since 2000.

Prior executive roles: Before becoming President, Business and Media at Major League Baseball and the Chief Executive Officer of Major League Baseball Advanced Media, L.P., Mr. Bowman was President and Chief Operations Officer of ITT Corporation from 1995 through 2000, where he previously served as Chief Financial Officer from 1991 through 1995. Mr. Bowman served as the Treasurer of the State of Michigan from 1983 through 1990, overseeing its fiscal policy, tax collections and the state’s pension fund.

Other boards: Mr. Bowman serves as President of the Michigan Education Trust (the state’s pre-paid tuition grant program). Mr. Bowman serves as a director and a member of the audit committee, the related party relationships committee and the technology committee of Lands’ End, Inc., a leading multi-channel retailer of casual clothing, accessories and footwear, as well as home products, and as a director and a member of the audit committee of Vince Holding Corp., a diversified apparel company. Mr. Bowman served as a director of The Warnaco Group, Inc. from 2004 to 2013 and ViaSat Inc. from 2013 to 2016.

Key experience and qualifications: Mr. Bowman brings relevant subject matter expertise, including in the areas of digital media and entertainment, from his role at Major League Baseball as well as from current and past board service at other companies. He brings strong business operations experience, and financial expertise as a former large company CFO, as well as financial and investment perspective from his tenure as Treasurer of the State of Michigan.

Michael Dornemann

Lead Independent Director

Chair: Executive Committee

Member: Audit, Compensation and
Corporate Governance Committees

Age: 71

Director since: March 2007

Beneficial owner of 16,394 shares

Mr. Dornemann is an entertainment and marketing executive with more than 30 years of management consulting, corporate development, strategic advisory and media experience. Prior to 2001, Mr. Dornemann was an executive board member of Bertelsmann AG for 16 years and Chairman and Chief Executive Officer of Bertelsmann Entertainment (music and television division, BMG and RTL Group). Before that, he held positions with IBM and Boston Consulting Group.

Other boards: Mr. Dornemann has previously served on several boards, including as Chairman of Jet Set AG, a worldwide fashion company based in Switzerland, until 2009; as a director of Columbia Music Entertainment (CME) of Japan until 2010; and as vice-chairman and as an audit and compensation committee member of Access Worldwide Communications until 2013.

Key experience and qualifications: Mr. Dornemann’s highly relevant leadership, management, marketing and consulting experience, including his role as Chief Executive Officer of Bertelsmann Entertainment, strongly qualifies him to provide effective leadership to the independent directors, and to contribute to all aspects of board discussion and operations, including strong oversight of our management agreement with ZelnickMedia Corporation (“ZelnickMedia”). His accomplished history of service with fashion and entertainment companies, including as an outside director, provides an unusual level of insight into both our business and our governance.

J Moses Independent Director Chair: Corporate Governance Committee Member: Compensation Committee Age: 58 Director since: March 2007 Beneficial owner of 12,437 shares

Mr. Moses is a media executive, entrepreneur and consultant with more than 30 years of experience in the television, radio, publishing, video game and digital media industries. Mr. Moses is currently a principal and founder to a portfolio of early stage digital ventures in the United States and Southeast Asia. Mr. Moses is also the Chairman and CEO of Bingegiving, a public benefit corporation that is a digital platform that turns digital actions into philanthropic gifts and is the Chairman of Rbau Kitchen, a public benefit corporation that is a digital engine for food integration.

Prior executive roles: Mr. Moses was most recently an advisor to the President of KapanLagi Network, the largest on-line media business in Indonesia from August 2013 to May 2015. Mr. Moses was the Founder and, from October 1998 through July 2009, the Chief Executive Officer of UGO Networks, Inc., an online publisher delivering information and entertainment for gamers. Mr. Moses managed the sale of that company to the Hearst Corporation in August 2007. Mr. Moses previously served as President of MTV Russia and oversaw the successful establishment of MTV Networks in Russia in 1998. Mr. Moses also served as the President of BMG Interactive from 1993 to 1996, the former video game and new technologies division of BMG Entertainment. Most recently, Mr. Moses was the Founder and, from 2010 to 2014, President of Bagooba, a social media start up.

Other boards: Mr. Moses serves on advisory boards to Simulmedia, Inc. and Flow Corp and as the Chairman of Bingegiving and Rbau Kitchen.

Key experience and qualifications: Mr. Moses provides insight based on vast media experience and leadership history, including his roles as CEO of UGO Networks, President of MTV Russia and President of BMG Interactive, and his deep understanding of the interactive entertainment industry and its global opportunities.

Michael Sheresky Independent Director Chair: Compensation Committee Member: Corporate Governance Committee and Executive Committee Age: 49 Director since: March 2007 Beneficial owner of 68,417 shares

Mr. Sheresky is a partner at United Talent Agency, where he has served as a motion picture talent agent since June 2009. Mr. Sheresky is responsible for structuring projects and deals in the areas of motion picture and television development, production and distribution.

Prior professional roles: From 1992 through 1995, and then from 1997 through May 2009, Mr. Sheresky held a number of positions at the William Morris Agency, a talent agency, most recently Senior Vice President in its Motion Picture Department. During that time, he represented authors, journalists, screenwriters, directors, producers and actors in the motion picture and television businesses.

Key experience and qualifications: Mr. Sheresky’s entertainment experience as a talent agent is an important asset to the Board of Directors, including his particularly strong insight into the development and compensation of creative talent and of management.

LaVerne Srinivasan Independent Director Member: Corporate Governance Committee Age: 55 Director since: March 2017 Beneficial owner of 792 shares

Ms. Srinivasan is Vice President of the National Program and Program Director for Education at the Carnegie Corporation of New York, employing creative strategies and innovative thinking to strengthen urban education. Since 2014, she has overseen grant making and other activities aimed at engaging parents and communities, improving teaching and leadership for learning, advancing innovative learning environment designs, providing K-12 pathways to college and career success, and fostering integrated approaches to innovation and learning in the field of education.

Prior professional roles: From 2012 through 2014, Ms. Srinivasan was the Co-Founder of Fiero Now, an education technology company. Prior to Fiero Now, she worked at various educational technology, urban district change, and non-profit education reform companies, including Time to Know, Education Champions for All and New Leaders for New Schools. From 2003 through 2006, Ms. Srinivasan served as Deputy Chancellor for the New York City Department of Education. In addition, from 1993 through 2003, she served in various roles at BMG Entertainment, including as Senior Vice President and General Counsel.

Other boards: Ms. Srinivasan serves on the board of Young Audiences New York and the national advisory board of College Promise Campaign, and was a founding member of the Consortium for Policy Research in Education’s task force on Strategic Management of Human Capital.

Key experience and qualifications: Ms. Srinivasan brings to the Board of Directors strong leadership skills, extensive experience leveraging technology in the education and entertainment industries, and deep marketing expertise from her previous positions.

Susan Tolson Independent Director Member: Audit Committee Age: 55 Director since: March 2014 Beneficial owner of 17,851 shares

Ms. Tolson is a financial executive with more than 20 years of experience in the financial services industry. Ms. Tolson worked at Capital Research and Management Company and Capital Research Company, subsidiaries of The Capital Group Companies, Inc., from 1990 to 2010. She served in various capacities, including Senior Vice President and Portfolio Manager. Before joining Capital Research, Ms. Tolson was an Investment Officer at Aetna Investment Management Company, making private investments in media and entertainment companies.

Other boards: Ms. Tolson is a director of Groupe Lagardère (a global company operating in media, entertainment, sports and retail). She also serves as a board member and audit committee member of the American Cinémathèque (a nonprofit cultural organization); as a board member, audit committee member and nomination and compensation committee member of Worldline E-Payments Services (which focuses on e-payment transactional services); and as a board member, compensation committee member and nominating and governance committee member of OUTFRONT Media Inc. (a provider of advertising space on out-of-home advertising structures and sites). She was a trustee and member of the business affairs committee of The American University of Paris until March 2014, where she served on the investment committee.

Key experience and qualifications: Ms. Tolson brings to the Board of Directors significant experience in entertainment and financial/investment matters from her previous positions, together with her existing current service as a director of both for profit and nonprofit organizations.

Strauss Zelnick Chairman and CEO Member: Executive Committee Age: 60 Director since: March 2007 Beneficial owner of 897,100 shares

Mr. Zelnick has been Chairman of the Company since March 2007, Executive Chairman of the Board of Directors since February 2008 and Chief Executive Officer of the Company since January 2011. Mr. Zelnick also is a partner in ZelnickMedia. Mr. Zelnick serves as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company pursuant to the terms of the 2014 Management Agreement between the Company and ZelnickMedia. See “Certain Relationships and Related Transactions—Management Agreement.”

Prior executive roles: Mr. Zelnick served as Executive Chairman of Direct Holdings Worldwide, Inc., the parent company of Time Life and Lillian Vernon, until the company was sold to Reader’s Digest on March 2, 2007. Prior to forming ZelnickMedia, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment company with more than 200 record labels and operations in 54 countries. Mr. Zelnick’s appointment as President and Chief Executive Officer of BMG Entertainment followed his tenure as President and Chief Executive Officer of BMG’s North American business unit from 1994 through 1998. Before joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive game software. Prior to that, he spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of its worldwide motion picture and distribution business. Previously, he spent three years at Vestron Inc. as a senior executive, and rose to become President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Sales, Television for Columbia Pictures.

Other boards: Mr. Zelnick currently serves as a member of the board of directors, as a member of the compensation committee and the investment committee, and as the chairperson of the audit committee and the nominating and corporate governance committee of Starwood Property Trust, Inc., a public company. He also serves as a member of the boards of directors of Alloy, Inc., 9 Story Limited and Education Networks of America, all privately-held companies. Mr. Zelnick serves as Chairman of the Entertainment Software Association. Mr. Zelnick is also an associate member of the National Academy of Recording Arts and Sciences and served on the board of directors of the Recording Industry Association of America and the Motion Picture Association of America.

Key experience and qualifications: Mr. Zelnick provides the Company’s Board of Directors with valuable insight in organization and management obtained from his experiences, including acting as Executive Chairman and CEO of the Company.

Each director nominee for our Board of Directors is highly qualified and brings a diversity of skills and experiences to our boardroom. These skills are relevant to our business and enable the Board of Directors to provide strong oversight and effectively oversee management’s execution of strategy.

Corporate Governance and Board Practices

Shareholder Engagement. The Board of Directors oversees and regularly participates in an extensive, year-round shareholder engagement practice. In the months leading up to the filing of this Proxy Statement, we sought discussions with holders of more than 55% of our outstanding shares, and had discussions with a number of our top holders (percentage based on the Company’s investors’ most recent filings). These discussions included the Chair of the Compensation Committee and/or members of Take-Two’s senior management team. Throughout these discussions, we sought shareholder feedback on a wide range of topics, including the management agreement with ZelnickMedia, our executive compensation program, our Compensation Discussion and Analysis disclosure, and our use of equity as an incentive tool. Feedback from shareholders was generally positive on compensation and our enhanced disclosure in the 2016 proxy statement, with some of our shareholders inquiring about the rationale for the performance metrics utilized in our incentive plans, as well as how the Board of Directors thinks about using equity as a key recruiting and retention tool. We also discussed corporate governance matters, including our approach to Board composition, refreshment, and evaluation practices.

Independent Directors. The Board of Directors has determined that Messrs. Bowman, Dornemann, Moses and Sheresky and Mses. Srinivasan and Tolson are “independent” directors as defined under the rules of The NASDAQ Stock Market. During fiscal 2017 the independent directors met in executive session (outside the presence of management) on eight (8) occasions.

Board Structure. The Board of Directors is led by Mr. Zelnick in his role as Executive Chairman. Mr. Zelnick is also the Chief Executive Officer. The Board of Directors also has designated Mr. Dornemann as Lead Independent Director (as described below), a position that complements the Executive Chairman’s role, and serves as the principal liaison between the independent directors and the Executive Chairman. Mr. Dornemann was also designated by the Board of Directors as the Chair of the Executive Committee.

The Board of Directors reviews its leadership structure annually. The Board of Directors has determined that in light of the Company’s clear strategy and the strength of its overall governance practices, at this time a combined Chairman/CEO role will more effectively unify the Board of Directors and management around the specific initiatives necessary to support the Company’s strategy. The Board of Directors continues to evaluate Mr. Zelnick annually in each of his roles, and has retained the discretion to separate the Chairman/CEO roles at any time if the Board of Directors believes it would better serve the interests of the Company and its shareholders. The Board of Directors has also concluded that its Lead Independent Director position effectively balances any potential risk of concentration of authority that may exist with a combined Chairman/CEO position.

Lead Independent Director. As Lead Independent Director, Mr. Dornemann serves as the principal liaison between the independent directors and the Executive Chairman.

The Lead Independent Director is responsible for:

•	presiding at all Board of Directors meetings at which the Chairman of the Board is not present;

•	convening regular and special meetings of the independent directors;

•

developing the agenda for executive sessions of the independent directors and working with the Chairman to develop and approve the agenda for meetings of the full Board of Directors, including scheduling to ensure there is sufficient time for discussion;

•	coordinating feedback to the Chairman on behalf of the independent directors;

•	coordinating with the Company’s General Counsel to respond to shareholders who have addressed a communication to the independent directors;

•	making himself available for shareholder communication, as appropriate (other independent directors may also participate in such communication at times); and

•	handling any matters concerning an actual or potential conflict of interest involving any other director.

The Lead Independent Director meets separately with one or more of the Chief Executive Officer, the President, the Chief Financial Officer and the General Counsel approximately bi-weekly to discuss the business strategy of the Company in greater detail and provide additional guidance to such members of management. These meetings enable the Lead Independent Director to gain a deeper understanding of any matters being handled by management which should be brought to the attention of the entire Board of Directors or a committee thereof, as well as an opportunity to obtain additional information on any matters which the Lead Independent Director believes may otherwise be of interest to the other directors and to provide advice to the other directors regarding such matters. The Lead Independent Director is a member of each committee of the Board of Directors.

Annual Evaluations. The Board of Directors and its committees conduct annual self-evaluations to determine whether it and its committees are functioning effectively and properly. The Corporate Governance Committee assists the Board of Directors in its review. Furthermore, the Compensation Committee performs an annual performance review of the Chairman, CEO and other named executive officers.

Risk Oversight. The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews the Company’s policies for risk assessment and risk management relating to financial reporting and internal controls, as well as operational risk relating to digital and physical security, including security controls over customer data, and assesses steps management has taken to control such risks and exposures. The Compensation Committee oversees risks relating to compensation programs and policies. See “Risk Assessment of Overall Compensation Program.” The Governance Committee oversees operational risk relating to insurance. In each case management periodically reports to our Board of Directors or to the relevant committee, which provides guidance on risk appetite, assessment, and mitigation. Each committee charged with risk oversight reports to our Board of Directors on those matters.

Meetings of Directors. The Board of Directors held eleven (11) meetings during fiscal 2017. Each of the incumbent directors attended at least 75% in the aggregate of all meetings of the Board of Directors and committees on which the individual served for the period of his or her service in the fiscal year and Ms. Srinivasan, who joined the Board of Directors in March 2017, has attended all of the meetings of the Board of Directors and committee on which she serves since joining the Board of Directors. In addition, periodically

(approximately every 18 months), the Board of Directors convenes at an off-site strategic planning session, which typically includes presentations and discussions with senior management, to review our strategic, competitive and financial performance goals as well as to discuss the Company’s long-term strategic plan. The last such off-site strategic planning session of the Board of Directors took place during the fiscal year ended March 31, 2016 (“fiscal 2016”).

Attendance at Shareholder Meetings. The Board of Directors has adopted a policy whereby director nominees are strongly encouraged to attend the Company’s annual meeting of shareholders. All of our then incumbent director nominees attended the last annual meeting of the Company’s shareholders in September 2016.

Policy on Majority Voting for Directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from the individual’s election than votes “for” such election promptly shall tender the individual’s resignation to the Corporate Governance Committee following certification of the shareholder vote. The Corporate Governance Committee promptly will consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to such offered resignation. The Board of Directors will act on the Corporate Governance Committee’s recommendation within 90 days following the date of the Annual Meeting. Thereafter, the Board of Directors promptly will disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K filed with the SEC. Any director tendering a resignation pursuant to this provision shall not participate in the Corporate Governance Committee recommendation or action of the Board of Directors regarding whether or not to accept the resignation offer. Abstentions and broker non-votes with respect to a director’s election will not be counted as votes “withheld” for purposes of this policy.

Code of Business Conduct and Ethics. The Company has adopted a written Code of Business Conduct and Ethics that applies to directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any person performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct. The Company has adopted a written Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct that applies to directors of the Company. A copy of the Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct is posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

Board Committees

The Board of Directors has three standing committees entirely comprised of independent directors: a Compensation Committee, a Corporate Governance Committee and an Audit Committee. The Board of Directors also has a standing Executive Committee, currently comprised of Messrs. Dornemann (Chair), Sheresky and Zelnick. These four committees are governed by written charters. The charters and the Company’s Code of

Business Conduct and Ethics are posted on the Company’s website at www.take2games.com and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

	Compensation Committee	Corporate Governance Committee	Audit Committee	Executive Committee
Robert A. Bowman			Chair
Michael Dornemann	✓	✓	✓	Chair
J Moses	✓	Chair
Michael Sheresky	Chair	✓		✓
LaVerne Srinivasan		✓
Susan Tolson			✓
Strauss Zelnick				✓
Number of Meetings in Fiscal 2017	5	5	5	3

Compensation Committee members are Messrs. Sheresky (Chair), Dornemann and Moses, each of whom is an independent director under NASDAQ’s Rule 5605, a “non-employee director” as defined under the SEC rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code (the “Code”). The Compensation Committee, among other roles, reviews the compensation policies and procedures of the Company, evaluates and approves executive officer compensation, and makes recommendations to the Board of Directors regarding executive compensation. During the fiscal year ending March 31, 2017 (“fiscal 2017”), the Compensation Committee held five (5) meetings.

Corporate Governance Committee members are Messrs. Moses (Chair), Dornemann and Sheresky and Ms. Srinivasan. This committee is responsible, among other things, for creating and maintaining overall corporate governance policies for the Company and identifying, screening and recruiting director candidates for the Board of Directors. The Corporate Governance Committee held five (5) meetings during fiscal 2017.

The Corporate Governance Committee will consider nominees recommended by shareholders, provided that the recommendation contains sufficient information for the committee to assess the suitability of the candidate and such nomination complies with the Company’s bylaws. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive.

When selecting directors, the Board of Directors reviews and considers many factors, including experience, business understanding, achievement, available time, diversity, skills and independence. It also will consider ethical standards, integrity and any conflict of interest. It considers recommendations primarily from shareholders of the Company and from members of the Board of Directors and management. The Corporate Governance Committee conducts interviews with candidates who meet the criteria of the Board of Directors, and has full discretion in considering its nominations to the Board of Directors. The Board of Directors adopted Corporate Governance Guidelines, which include criteria to assess the suitability of candidates for the Board of Directors. These Corporate Governance Guidelines are posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

Audit Committee members are Messrs. Bowman (Chair) and Dornemann and Ms. Tolson. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. In addition, the Audit Committee assists the Board of Directors in its review and oversight of the Company’s key investment objectives, strategies and policies. The Board of Directors has determined that Mr. Bowman and Ms. Tolson each qualify as an “audit committee financial expert” under federal securities laws. The Audit Committee held five (5) meetings during fiscal 2017.

Special Committees. From time to time the Board of Directors may form a special committee for a particular purpose. Most recently, in the fiscal year ended March 31, 2014 (“fiscal 2014”), the Board of Directors appointed a special committee, comprised entirely of independent directors, to lead the negotiation of a new management agreement with ZelnickMedia, which is described under “Certain Relationships and Related Transactions—Management Agreement.”

Other Executive Officers

Each of the following executive officers, who are not also directors, will serve in such capacity until the next Annual Meeting of Shareholders or until earlier termination or removal from office.

Karl Slatoff, age 47, became President of the Company in May 2013 and served as Chief Operating Officer of the Company from October 2010 through April 2013. Mr. Slatoff serves as President of the Company pursuant to the terms of the 2014 Management Agreement between the Company and ZelnickMedia. See “Certain Relationships and Related Transactions—Management Agreement.” From February 2008 to October 2010, Mr. Slatoff served as an Executive Vice President of the Company. Mr. Slatoff also is a partner in ZelnickMedia and serves as a director of Cannella Response Television, LLC.

Prior to joining ZelnickMedia in 2001, Mr. Slatoff served as Vice President, New Media for BMG Entertainment, where he was responsible for guiding BMG’s online digital strategies, including the development of commercial digital distribution initiatives and new business models for the sale and syndication of online content. From 1994 to 1996, Mr. Slatoff worked in strategic planning at the Walt Disney Company, where he focused on the consumer products, studio and broadcast divisions, as well as several initiatives in the educational, publishing and new media sectors. From 1992 to 1994, Mr. Slatoff worked in the corporate finance and mergers and acquisitions units at Lehman Brothers where he focused on the consumer products and retail/merchandising industries.

Lainie Goldstein, age 49, was appointed Chief Financial Officer of the Company in June 2007, and is responsible for overseeing Finance, Investor Relations and Corporate Communications. Ms. Goldstein previously served as the Company’s Senior Vice President of Finance from November 2003.

Ms. Goldstein is a CPA with over 20 years of financial and business experience in the software, entertainment, retail and apparel industries, with proven success in managing the finance function of publicly traded companies. Prior to joining the Company, Ms. Goldstein held a number of positions of increasing responsibility with Nautica Enterprises, Inc., most recently serving as Vice President, Finance and Business Development. Earlier in her career, she held positions in the audit and reorganization departments at Grant Thornton LLP.

Daniel Emerson, age 45, became Executive Vice President and General Counsel of the Company in October 2014. Mr. Emerson joined the Company as a Vice President in June 2005 and served in various capacities of increasing responsibility within the legal department, including Senior Vice President, Corporate Secretary and Deputy General Counsel. In addition to serving as the General Counsel of the Company, Mr. Emerson oversees administrative management of Internal Audit on behalf of the Audit Committee.

Prior to joining the Company, Mr. Emerson was a partner in the New York office of the law firm Blank Rome LLP, where he represented public and private companies in mergers & acquisitions, securities law, financings and general corporate matters.

NON-BINDING ADVISORY VOTE TO APPROVE THE

COMPENSATION OF THE COMPANY’S

NAMED EXECUTIVE OFFICERS

(Proposal 2)

In accordance with the SEC’s proxy rules, we are seeking approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” listed in the Summary Compensation Table (the “NEOs”) for fiscal year 2017, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. This vote is commonly known as a “say on pay” advisory vote. The Board of Directors has adopted a policy providing for annual “say on pay” advisory votes.

The compensation of our NEOs is described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 21, which we encourage you to read for additional details on our executive compensation programs and compensation of our NEOs for fiscal 2017.

Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term shareholder value. The fiscal 2017 compensation of our NEOs reflected these core principles:

•	A significant portion of our NEOs’ compensation was based on the financial performance of the Company and therefore “at risk”;

•

The majority of each NEO’s total compensation was provided in the form of long-term equity, a significant portion of which was subject to total shareholder return (“TSR”) performance metrics, to further align the interest of our NEOs and shareholders; and

•	The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

We believe that our compensation programs and policies for fiscal 2017 were consistent with our core compensation principles, provided an effective incentive for the achievement of positive results, aligned with shareholders’ interests, supported by strong compensation governance practices and worthy of continued shareholder support. Accordingly, we ask for our shareholders to indicate their support for the compensation paid to our NEOs by voting “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve the compensation of the named executive officers for fiscal year 2017, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures as included in this Proxy Statement.”

Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Board of Directors values the opinions of our shareholders and will carefully review and consider the outcome of the vote, along with other relevant factors, in evaluating its compensation program for our NEOs.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE FOREGOING RESOLUTION ON THE COMPENSATION OF THE NEOS IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF

HOLDING FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

(Proposal 3)

In accordance with the SEC’s proxy rules, shareholders are being asked to vote on a non-binding advisory basis, on the frequency with which the Company should hold future advisory votes on the compensation of the Company’s NEOs. Shareholders may vote to hold an advisory vote on NEO compensation every year, every two years, or every three years, or they may abstain from this vote.

We last asked our shareholders to indicate the frequency with which they prefer that we hold a “say on pay” vote at our 2011 Annual Meeting. Consistent with our recommendations and the results of the advisory vote on the frequency of the shareholder vote on compensation for our NEOs at our 2011 Annual Meeting, the Company has presented a proposal for an annual advisory vote on compensation for our NEOs to shareholders.

The Board of Directors believes that an annual advisory vote on executive compensation will give the Company’s shareholders the best opportunity to provide the Company with direct input each year on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement. Therefore, the Board of Directors recommends that shareholders vote to hold future advisory votes on the compensation of the Company’s NEOs every year. Although the shareholder vote on the frequency of advisory votes on the compensation of our NEOs is not binding on the Board of Directors or the Company, the Board of Directors will review the results of the vote and take them into consideration in determining how frequently to hold future advisory votes on the compensation of our NEOs. The option that receives the greatest number of votes cast by our shareholders will be considered when determining the frequency for holding future advisory votes on compensation for our NEOs.

THE BOARD OF DIRECTORS BELIEVES ANNUAL ADVISORY VOTES ON THE COMPENSATION OF THE NEOS ARE IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR CONDUCTING THE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION ANNUALLY.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis section describes the material elements of our executive compensation program for fiscal 2017, including the named executive officers (“NEOs”) as identified in the Summary Compensation Table and listed below:

Executive	Title
Strauss Zelnick	Executive Chairman and Chief Executive Officer
Karl Slatoff	President
Lainie Goldstein	Chief Financial Officer
Daniel Emerson	Executive Vice President and General Counsel

Messrs. Zelnick and Slatoff serve in their executive positions pursuant to a management agreement with ZelnickMedia, discussed below.

EXECUTIVE SUMMARY

Take-Two is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe. Take-Two develops games and operates primarily through two wholly-owned labels—Rockstar Games and 2K.

Top Sellers Include: ✓ Grand Theft Auto ✓ Max Payne ✓ Midnight Club ✓ Red Dead	Top Sellers Include: ✓ NBA 2K ✓ BioShock ✓ Borderlands ✓ Mafia ✓ Sid Meier’s Civilization ✓ WWE 2K

We generate financial returns for our shareholders by pursuing a strategy of capitalizing on the widespread popularity of interactive entertainment and by focusing on publishing a select number of high quality titles for which we can create sequels and build successful franchises. We also seek to complement our core release schedule with digitally delivered offerings designed to drive recurrent consumer spending, including add-on content, virtual currency and microtransactions.

Our management team and creative talent in our wholly-owned labels, Rockstar Games and 2K, are essential to building and maintaining the strongest portfolio of intellectual property in the industry. Our compensation program is designed to reflect the importance of our creative talent, including through the use of equity awards to establish strong links between our creative teams and long-term value creation for shareholders.

Select Fiscal 2017 Performance Highlights

Take-Two delivered strong financial results in fiscal 2017 and continued to execute successfully on our strategy of developing a select number of high-quality titles that make us a leader in our industry.

  Business Highlights

•

Grand Theft Auto V continued its positive momentum and is one of the most critically-acclaimed and commercially successful video games, with sell-in to date of more than 80 million units across PlayStation 4, PlayStation 3, Xbox One, Xbox 360 and PC;

•	The Company expanded its relationship with the NBA through the creation of the NBA 2K eSports League, a new, professional competitive gaming league;

•	The Company broadened the skills of its Board of Directors through the appointment of LaVerne Srinivasan to the Board and to its Corporate Governance Committee;

•

The Company acquired privately-held Social Point S.L. Founded in 2008 and headquartered in Barcelona, Spain, Social Point is a highly-successful free-to-play mobile game developer that focuses on delivering high-quality, deeply-engaging entertainment experiences;

•

NBA 2K17 continued to build on the Company’s industry-leading basketball series’ track record of annual growth. The title is the top-rated sports game of the current console generation, and is poised to become Take-Two’s highest-selling sports title ever, with sell-in to date of nearly 8 million units;

•

Successfully launched Mafia III, which was praised by the media and consumers alike for setting new creative benchmarks through its deep storytelling, diverse characters and authentic period setting. To date, the title has sold in more than 5 million units;

•	Successfully launched WWE 2K17, which continued to build on the success of the Company’s popular sports entertainment series, and has sold-in approximately 3 million units to date;

•	Successfully launched Sid Meier’s Civilization VI, which received stellar reviews and is the fastest-selling title in the history of the series, with sell-in to date of nearly 2 million units.

With our strong financial performance in fiscal 2017, and with the strategic steps management has taken over the past several years to strengthen our balance sheet, grow and diversify the Company’s franchise portfolio, and reduce costs, we are well-positioned to achieve strong financial results each year for the foreseeable future.

Shareholder Outreach

As part of our regular governance practices, the Compensation Committee evaluates our compensation programs in light of market conditions, shareholder views, and governance considerations, and makes changes as appropriate for our business. We value the feedback of our shareholders, as expressed through votes and direct communications, and annually submit our executive compensation programs to a non-binding shareholder advisory “say-on-pay” vote. At our Annual Meeting held in September 2016, our executive compensation program was approved by shareholders representing 99.5% of the votes cast on the proposal. As a result of this strong signal of support from our shareholders for our compensation program and policies, we did not make any changes to our executive compensation program in fiscal 2017.

To enhance our understanding of our shareholder’s perspectives, we maintain a regular shareholder outreach program. In the months leading up to the filing of this Proxy Statement, we sought discussions with holders of more than 55% of our shares and had discussions with a number of our top holders (percentage based on the Company’s investors’ most recent filings). These discussions included the Chair of the Compensation Committee and/or members of Take-Two’s senior management team. Throughout these discussions, we sought shareholder feedback on a wide range of issues, including the management agreement with ZelnickMedia, our executive compensation program, our Compensation Discussion and Analysis disclosure, and our use of equity as an incentive tool. Feedback from shareholders was generally positive on compensation and our enhanced disclosure in the 2016 proxy statement, with some of our shareholders inquiring about the rationale for the performance metrics utilized in our incentive plans, as well as how the Board of Directors thinks about using equity as a key recruiting and retention tool. We also discussed corporate governance matters, including our approach to Board composition, refreshment and evaluation practices.

In response to shareholder feedback, as well as in consideration of market practices and our overarching compensation philosophy, the Compensation Committee made several changes in the early part of our fiscal year ended March 31, 2015 (“fiscal 2015”) to our executive compensation program, which shareholder feedback continues to support. These changes included:

•

Eliminated the Adjusted EBITDA “catch-up” metric in the performance-based awards. Previously, performance-based equity vested on either achievement of share-price appreciation goals, or Adjusted EBITDA goals if share price appreciation goals were not met. This change eliminated the secondary performance opportunity; awards only vest based on share-price appreciation.

•

Adopted a relative TSR metric in the long-term incentive plan. The relative TSR metric replaces the previous absolute (i.e., Company specific) share price appreciation metric in our performance-based awards. Take-Two’s TSR performance are now measured against the TSR performance of the companies comprising the NASDAQ Composite Index.

The Committee also negotiated a number of changes in the ZelnickMedia Management Agreement in fiscal 2014 as a result of shareholder feedback, as detailed under “ZelnickMedia Management Agreement” below.

ZelnickMedia Management Agreement

Executive Chairman and CEO Strauss Zelnick and President Karl Slatoff serve as executives of the Company under a management services agreement with ZelnickMedia, a partnership of private equity investors that focuses on the media and communications industry, of which they are partners. The Company first entered into a management services agreement with ZelnickMedia in 2007, and a new and amended management agreement was put in place in May 2011 (the “2011 Management Agreement”), which was originally anticipated to govern through May 31, 2015. On March 10, 2014, the Company and ZelnickMedia entered into a new management agreement (the “2014 Management Agreement”) that superseded the 2011 Management Agreement, under which ZelnickMedia will continue to provide management, consulting and executive level services to the Company through March 31, 2019.

The 2014 Management Agreement included several changes to address feedback the Board of Directors received from shareholders. These changes included:

•

Increased disclosure. Enhanced disclosure regarding the 2014 Management Agreement to provide greater transparency, including the establishment of individual fee caps paid by ZelnickMedia to Messrs. Zelnick and Slatoff for their services to Take-Two.

•

Transitioned from a front-loaded equity grant to an annual grant structure. Previous ZelnickMedia management agreements included an up-front equity grant at the commencement of the agreement. The 2014 Management Agreement provided a smaller equity grant at the time of signing on April 1, 2014 and provides the Compensation Committee the ability to grant additional annual equity awards in subsequent years, although the Compensation Committee is under no obligation to do so. The Compensation Committee elected to make additional annual equity awards to ZelnickMedia on May 20, 2015, May 20, 2016 and May 25, 2017, as further described below.

•	Eliminated “catch-up” provision. Performance-based equity grant will be based solely on relative TSR and IP performance and will not include any TSR “catch-up” opportunity.

•	Lengthened the performance measurement period of performance-based equity. The relative TSR performance measurement period was increased from a one-year period to a two-year period.

•	Elimination of automatic annual fee increases. The annual fee provided in the 2014 Management Agreement will remain constant for the duration of the agreement.

•

New IP metric focuses attention on key strategic goals. Performance shares vest based on TSR and performance of (i) new interactive entertainment products and (ii) our major and generally most profitable products.

The Compensation Committee believes the Company’s management structure and relationship with ZelnickMedia has been critical to building the Company’s franchises, improving profitability and strengthening the balance sheet, and providing disciplined management. In 2007, the Company faced multiple investigations and significant litigation including shareholder lawsuits, as well as financial challenges, including limited cash (the Company ended fiscal 2007 with only $78 million in cash) and significant operating losses. In March 2007, shareholders then holding approximately 46% of our outstanding shares of common stock negotiated the management agreement with ZelnickMedia on our behalf and, after their election at the 2007 annual meeting of shareholders, the Board of Directors of the Company approved the execution of the management agreement by the Company.

Since that time, the Company has been transformed from single franchise dependency into a diverse, financially strong, global interactive entertainment enterprise. The Company has launched 9 new brands since 2007 and has 11 franchises with individual titles that have sold-in to retail more than 5 million units each. The Company has also expanded geographically, in digital distribution and with new business models.

As part of its regular governance practices, the Board of Directors continuously reviews the relationship with ZelnickMedia to ensure that it remains the right management structure for the Company and our shareholders. At least annually, the Compensation Committee conducts interviews on a confidential basis with all direct reports to Messrs. Zelnick and Slatoff, and other members of management, to seek feedback on the performance of the ZelnickMedia executives and to evaluate the effectiveness of the ZelnickMedia relationship broadly. The Compensation Committee’s feedback from these 360-degree interviews is then discussed at executive sessions of independent board members. This feedback was taken into consideration during the most recent ZelnickMedia management agreement negotiation process. The Lead Independent Director also engages routinely with members of the executive team, including non-ZelnickMedia members of management, on an approximately bi-weekly basis.

NEO Compensation Structure and Pay-for-Performance Principles

The Compensation Committee of Take-Two has developed compensation programs and arrangements designed to place a significant portion of our executives’ compensation at risk based on Company performance. Equity awards are a key element in the compensation of our executives, as well as creative talent throughout the organization. The Compensation Committee believes equity awards create strong linkage between our executives and the long-term performance of our Company as well as the interests of our shareholders. Refer to Annex A herein for a reconciliation of GAAP net income to the Adjusted EBITDA measure discussed below.

Compensation of Mr. Zelnick and Mr. Slatoff

Mr. Zelnick and Mr. Slatoff serve in their executive roles at Take-Two under the Management Agreement with ZelnickMedia. Mr. Zelnick and Mr. Slatoff are compensated directly by ZelnickMedia and not Take-Two (except for $1 received annually by each to provide them the opportunity to receive certain health and other plan benefits). To provide greater disclosure and fuller understanding of the compensation received by Messrs. Zelnick and Slatoff individually, the 2014 Management Agreement includes a requirement that no more than 60 percent of the compensation the Company pays to ZelnickMedia shall be received by or conveyed to Mr. Zelnick (or other such employee of ZelnickMedia that serves as Executive Chairman and Chief Executive Officer of the Company), and no more than 40 percent of the compensation the Company pays to ZelnickMedia shall be received by or conveyed to Mr. Slatoff (or other such employee of ZelnickMedia that serves as President of the Company). See “Certain Relationships and Related Transactions—Management Agreement” for additional detail.

The 2014 Management Agreement emphasizes performance-based, at-risk compensation and equity with greater than one-year vesting, to ensure it is closely aligned with the compensation of other Take-Two executives, the performance of the Company and the interests of our shareholders. Performance measures are designed to be challenging but achievable.

Our Compensation Committee establishes the annual cash incentive fee based solely on performance against a budgeted Adjusted EBITDA (a non-GAAP measure calculated by taking GAAP net income recorded for the Company, adding back or subtracting the net effect from deferral in net revenues and related costs of goods sold, impact of business reorganization, one-time gains or losses on long-term investments, and adding back stock based compensation, interest, depreciation, amortization and tax expenses) goal set at the beginning of each fiscal year. There is no discretionary element to this goal, and the Compensation Committee uses the same Adjusted EBITDA goal in our internal executive pay program. We believe Adjusted EBITDA focuses our executives on operating growth and profitability. The 2014 Management Agreement provides for an absolute cap on the annual incentive opportunity. Adjusted EBITDA goals were met in each of the last five fiscal years.

Our Compensation Committee establishes the long-term incentive opportunity to motivate sustained performance over a multi-year period and to strengthen the alignment with long-term shareholder value creation. To that end, our long-term incentive includes performance-based shares that vest based on TSR performance, “New IP” performance and “Major IP” performance as indicated in the table below. Relative TSR performance aligns the interests of ZelnickMedia and our executives with our shareholders generally. We seek to incentivize strong sales performance of “New IP” (new interactive entertainment products) to foster creation of additional successful franchises. The “Major IP” category is broader, including existing interactive entertainment products and products derived from existing products, as well as new products, as we seek to build on our major, most profitable franchises. In fiscal 2017, the maximum relative TSR and Major IP performance goals were met, but the New IP performance goal was not achieved.

While we believe the short-term and long-term incentives are balanced to help incentivize optimal performance, we also note that there is no duplication in use of performance metrics between short-term and long-term programs.

The following table summarizes the compensation components of the 2014 Management Agreement:

Compensation Component	% Linked to Performance	Delivery Form	Performance Link
Annual Base Fee	N/A	Cash	N/A

Annual Incentive	100%	Cash	Adjusted EBITDA(1)

Long-Term Incentive (Equity Grants)	55% at target 71% at maximum	Time-Based Awards(2)	N/A
		Performance-Based Awards	75%: Relative TSR Performance(3) 12.5%: New IP Performance(4) 12.5% Major IP Performance(5)

(1)	The annual incentive is awarded based solely on the financial performance metric; there is no individual performance element. The table below describes the payout schedule for the annual incentive opportunity based on achievement of Adjusted EBITDA (with payouts being prorated on a straight-line basis between the amounts listed below based on the actual percentage of Adjusted EBITDA target obtained):

Percentage of Adjusted EBITDA Target Obtained	Amount of Annual Bonus
80% or less	$0
90%	$1,188,000
100%	$2,376,000
110%	$2,885,143
120%	$3,394,286
130%	$3,846,857
140%	$4,299,429
150%	$4,752,000
Above 150%	$4,752,000

(2)	Time-based awards will vest on April 1, 2018 for the grant made on May 20, 2016 and will vest on April 4, 2019 for the grant made on May 25, 2017, in each case provided that the 2014 Management Agreement has not been terminated prior to such date.
(3)	Relative TSR performance-based vesting is a function of the Company’s total shareholder return during the performance period, as compared to the total shareholder return generated by the Company’s peer group, which consists of the companies that comprise the NASDAQ Composite Index on the first day of the performance period. We use the NASDAQ Composite Index for this purpose, rather than a narrow peer group, given the small size of our public company peer group and the stock price volatility of those peers. The table below describes the vesting schedule for the performance-based equity based on achievement of relative TSR over a two-year performance period:

TSR Percentile Rank	TSR Vesting Percentage
Less than 40th Percentile	0% of target shares
40th Percentile	50% of target shares
50th Percentile	100% of target shares
75th Percentile	200% of target shares

(4)	New IP performance-based vesting is a function of the revenue generated by sales performance or the number of units “sold-in” (sell-in performance) with respect to certain releases of New IP during the performance period. New IP consists of new interactive entertainment products that are commercially released on or after April 1, 2014. This metric underscores and promotes our long-term strategy of creating additional strong franchises. Whether vesting is based on sales performance or sell-in performance depends on whether the New IP that is released constitutes a regular price, reduced price, or other type of interactive entertainment product. In any case, the vesting percentage applicable to the New IP performance-based shares will be determined by comparing the Company’s performance against the pre-determined performance criteria set out in the Restricted Unit Agreements (as defined below under “Certain Relationships and Related Transactions—Management Agreement”).
(5)	Major IP performance-based vesting is a function of the sales performance or the sell-in performance with respect to certain releases of Major IP during the performance period. Major IP consists of New IP, existing interactive entertainment products that were commercially released prior to April 1, 2014, and products that are derived from such existing products, in any case that are released on or after April 1, 2014. This metric underscores and promotes our long-term strategy of building game franchises through game sequels. Whether vesting is based on sales performance or sell-in performance depends on whether the Major IP that is released constitutes a regular price, reduced price, or other type of interactive entertainment product. In any case, the vesting percentage applicable to the Major IP performance-based shares will be determined by comparing the Company’s performance against the pre-determined performance criteria set out in the Restricted Unit Agreements.

Compensation of Other Named Executive Officers

Our other NEOs in fiscal 2017, who were Ms. Goldstein and Mr. Emerson, were compensated through three primary components: base salary, annual incentives and long-term incentives. The majority of Ms. Goldstein’s and Mr. Emerson’s compensation was performance-based and weighted toward long-term incentives. In early fiscal 2015, the Compensation Committee made several enhancements to the compensation structure of NEOs based on shareholder feedback. These changes are detailed in the section above, “Shareholder Outreach and Compensation Program Changes.”

The compensation structure for NEOs in fiscal 2017 was as follows:

Compensation Component	% Linked to Performance	Delivery Form	Performance Link
Annual Base Salary	N/A	Cash	N/A

Annual Incentive	100%	Cash	Adjusted EBITDA

Long-Term Incentive (RSUs)	66.7% at target 80% at maximum	Time-Based Awards(1)	N/A
		Performance-Based Awards(2)	Relative TSR
(1)	Time-based awards will vest, subject to continuing employment, in three equal annual installments commencing in the year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant.
(2)	Performance-based awards that are earned (based on relative TSR performance over a two-year performance period, determined in the same manner as under the 2014 Management Agreement, as described above) will vest in two equal annual installments commencing in the second year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant. For example, the performance-based portion of the restricted stock units (“RSUs”) granted to Ms. Goldstein on June 1, 2016 will vest, if at all, 50% on June 1, 2018 and 50% on June 1, 2019.

Structural Pay and Performance Alignment for All NEOs

Our NEOs receive a mix of compensation that is appropriately weighted towards at-risk pay in the form of annual incentives and long-term incentives. The Compensation Committee believes this creates strong alignment with the Company’s stated compensation philosophy of providing compensation commensurate with individual and corporate performance. The majority of incentive compensation is also delivered in the form of equity, which provides strong alignment between executives’ incentives and the interests of our shareholders. ZelnickMedia’s compensation under the 2014 Management Agreement is also weighted towards at-risk compensation, as ZelnickMedia’s compensation consists of: (1) RSUs, of which 55% vest subject to the satisfaction of performance criteria, and (2) cash compensation, with 60% of the maximum aggregate cash compensation in the form of an annual incentive based upon the Company’s performance.

The following chart illustrates the compensation mix, based on maximum compensation opportunities, under the 2014 Management Agreement and for current NEOs.

Fiscal 2017 Variable Compensation Targets and Performance Achievement

Annual and long-term incentives for ZelnickMedia and our NEOs (other than Messrs. Zelnick and Slatoff) are based on measurable financial and share price performance metrics. The following tables summarize the Company-wide targets and actual results for both ZelnickMedia and NEO performance-based cash compensation paid and equity compensation granted in fiscal 2017.

ZelnickMedia’s 2017 Variable Compensation Targets and resulting Fiscal 2017 Performance Achievements:

Incentive Component	Financial Performance Metrics	2017 Performance Threshold	2017 Performance Target	2017 Performance Maximum	2017 Actual Performance
Annual Incentive	Adjusted EBITDA	$167.6 million	$209.5 million	$314.3 million	$336.1 million

Performance- Based RSUs (Fiscal 2017 Grant)	Relative TSR	40th Percentile	50th Percentile	75th Percentile	N/A: Relative TSR is measured over the approximate two-year period ending March 30, 2018

Other NEOs’ 2017 Variable Compensation Targets and resulting Fiscal 2017 Performance Achievements:

Incentive Component	Financial Performance Metrics	2017 Performance Threshold	2017 Performance Target	2017 Performance Maximum	2017 Actual Performance
Annual Incentive	Adjusted EBITDA	$167.6 million	$209.5 million	$314.3 million	$336.1 million

Performance- Based RSUs	Relative TSR	40th Percentile	50th Percentile	75th Percentile	N/A: Relative TSR is measured over two-year period ending March 31, 2018

Highlights of Compensation Governance Practices

Take-Two maintains strong compensation governance practices that support our pay-for-performance principles and align management incentives with the interests of our shareholders. We have adopted a number of “best practices” with respect to executive compensation, including:

✓	Clawback policy applicable to NEOs, including those under the 2014 Management Agreement with ZelnickMedia

✓	Incentive caps on annual bonuses to NEOs

✓	Strong anti-hedging and anti-pledging policies

✓	Double-trigger acceleration of vesting on a change in control for grants made after July 2014

✓	Meaningful stock ownership requirements (5x for CEO/Chairman and President; 3x for other NEOs; and 5x annual cash retainer for directors)

✓	Equity incentive plan provisions that prohibit re-pricing of stock options without shareholder approval

✓	Limited perquisites

✓	No tax gross ups in respect of any excise taxes on parachute payments

✓	Annual compensation risk assessment for employee plans

✓	Retention of independent compensation consultants by the Compensation Committee

✓	Balanced compensation approach between short- and long-term incentive opportunities

DETAILED DISCUSSION AND ANALYSIS

The main body of this Compensation Discussion and Analysis provides details on the principles and objectives of our executive compensation program and the Compensation Committee’s key fiscal 2017 compensation-related decisions. This section is organized into the following categories:

I.	Objectives and Philosophy of Executive Compensation

II.	Compensation to Executive Chairman and CEO and President

III.	Other NEO Compensation

IV.	Competitive Market Positioning

V.	Principal Elements of Executive Compensation

VI.	Operation of the Compensation Committee

VII.	Compensation Governance Practices

I. Objectives and Philosophy of Executive Compensation

Our executive compensation program is designed to drive Take-Two’s mission of producing strong financial results for its shareholders by pursuing a strategy of capitalizing on the widespread popularity of interactive entertainment. We focus on publishing a select number of high quality titles for which we can create sequels and build successful franchises. To achieve this, it is critical that we have the resources available to attract and retain executives who are committed to creativity, efficiency and innovation.

Accordingly, the Compensation Committee has established a compensation plan for our NEOs that is designed to:

✓	Enhance the profitability of the Company and drive shareholder value creation;

✓	Link a significant portion of compensation to the Company’s long-term financial and stock price performance, thereby creating long-term shareholder value;

✓	Attract, motivate, and retain highly qualified individuals;

✓	Reward each NEO’s contribution to the Company’s profitability and growth; individual initiative, leadership and achievements; and management of risks; and

✓	Motivate NEOs to build a career at the Company and to contribute to our future success.

The Company seeks to provide competitive compensation that is commensurate with performance and integrates individual efforts, Company and business unit results, and financial rewards. Accordingly, a significant portion of the total compensation paid to NEOs is placed at risk through annual and long-term incentives, which combination of incentives is designed to align the performance of NEOs and the Company’s annual operating objectives and earnings performance with long-term shareholder value creation.

Our compensation program’s design, in particular the use of equity awards as a key incentive element, establishes strong links between our creative teams and long-term value creation for shareholders. Our compensation program reflects the importance of creative talent to our business and enables us to retain and incentivize these groups. As a result of the importance we place on equity incentives, Take-Two may have higher equity usage for share plans than some of our peers. The Board of Directors periodically authorizes share repurchases when such actions are in the best interests of the shareholders; these repurchases directly reduce the number of the Company’s outstanding shares.

II. Compensation to Executive Chairman and CEO and President

Take-Two has had a long-standing management relationship with ZelnickMedia, under which ZelnickMedia provides executive management and other services to Take-Two. This relationship was first established in 2007 and has been maintained, with several amendments and restatements, since that time. Our Executive Chairman and CEO, Strauss Zelnick, and our President, Karl Slatoff, serve in their current roles pursuant to the 2014 Management Agreement with ZelnickMedia. Mr. Zelnick has been our Executive Chairman since 2008 and our CEO since 2011. Mr. Slatoff has been our President since May 2013 and previously served in other executive roles at the Company.

On March 10, 2014, the Company and ZelnickMedia entered into the 2014 Management Agreement, effective April 1, 2014 which superseded the prior 2011 Management Agreement. The 2014 Management Agreement emphasizes performance-based, at-risk compensation and equity with greater than one-year vesting, to ensure it is closely aligned with the compensation of other Take-Two executives, the performance of the Company and the interests of our shareholders. Fees and incentives paid to ZelnickMedia during fiscal 2017 are detailed below under “Fiscal 2017 Fees and Incentives to ZelnickMedia.”

The target compensation opportunity for ZelnickMedia under the 2014 Management Agreement considered the Company’s need for a senior leadership team that can provide financial and technology acumen as well as management of creative talent. This is a unique combination of skills that creates a limited pool of candidates, and has resulted in the Board of Directors’ decision to provide a competitive compensation opportunity for ZelnickMedia. However, this compensation opportunity is contingent on achieving superior performance.

Services Provided by ZelnickMedia

The provisions of the 2014 Management Agreement establish the payments and benefits to which ZelnickMedia is entitled as consideration for providing certain services. These services include:

•	Executive management and leadership delivered through the services of Executive Chairman and CEO Strauss Zelnick and President Karl Slatoff.

•	Resources of other ZelnickMedia partners that may provide services and advice to the Company on an as-needed basis.

•	First access to certain deal opportunities as they are identified by ZelnickMedia.

•	Elevated market positioning due to the industry relationships of ZelnickMedia.

The Board of Directors and Compensation Committee believe that the services provided by ZelnickMedia, inclusive of the services of Mr. Zelnick and Mr. Slatoff, are a competitive advantage to Take-Two. The Board of Directors and the Compensation Committee regularly evaluate the relationship with ZelnickMedia to ensure it is still the appropriate management structure for the Company. To facilitate this review:

•

At least annually, the Compensation Committee interviews a broad spectrum of Company management to seek feedback on the performance of Mr. Zelnick and Mr. Slatoff and the relationship with ZelnickMedia, generally.

•	Feedback from Company management is discussed in executive sessions of the Board of Directors.

•

The Lead Independent Director meets with members of the senior management team on an approximately bi-weekly basis to discuss the business strategy of the Company in greater detail and provide additional guidance to such members of management.

Fiscal 2017 Fees and Incentives to ZelnickMedia

During fiscal 2017, in accordance with the 2014 Management Agreement, ZelnickMedia received an annual management fee, had the opportunity to receive an annual performance-based incentive, the payment of which is linked solely to an objective company performance measure, and received a long-term incentive equity grant in a combination of time-based vesting RSUs and performance-based vesting RSUs.

Compensation to ZelnickMedia in fiscal 2017 under the 2014 Management Agreement is summarized below:

Annual Management Fee	Annual Incentive Compensation	Performance- Based RSUs	Time-Based RSUs	Total Compensation
$2,970,000(1)	$4,752,000(2)	$4,750,000(3)	$3,850,000	$16,322,000

(1)	Fixed annual fee per 2014 Management Agreement.
(2)	Adjusted EBITDA achieved was greater than 150% of budgeted target. As a result, ZelnickMedia earned the maximum annual incentive.
(3)	Grant made on May 20, 2016 and amount assumes that the target TSR performance and sales performance in connection with releases of New IP and Major IP vesting criteria for the performance-based RSUs are met, resulting in the vesting of 132,692 RSUs. If the maximum TSR performance and sales performance in connection with releases of New IP and Major IP vesting criteria for the performance-based RSUs are met, 265,384 RSUs would vest.

2014 ZelnickMedia Management Agreement

As previously noted, on March 10, 2014, the Company and ZelnickMedia entered into the 2014 Management Agreement, effective April 1, 2014, which superseded the prior 2011 Management Agreement. For a full description of the 2014 Management Agreement, refer to “Certain Relationships and Related Transactions—Management Agreement.”

Compensation of Mr. Zelnick and Mr. Slatoff

Under the 2014 Management Agreement, Mr. Zelnick may not receive more than 60% of the aggregate compensation paid to ZelnickMedia and Mr. Slatoff may not receive more than 40% of the aggregate compensation paid to ZelnickMedia. ZelnickMedia and the Compensation Committee incorporated these individual caps into the 2014 Management Agreement to provide greater transparency with respect to the maximum compensation payable to Messrs. Zelnick and Slatoff. Beyond this provision, the allocation of any revenues of ZelnickMedia among its principals is not set forth in the 2014 Management Agreement or determined by means of any process in which the Company participates. In connection with their provision of services to the Company pursuant to the 2014 Management Agreement, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined in the sole discretion of ZelnickMedia.

Mr. Zelnick and Mr. Slatoff both receive $1 annually in compensation from the Company, to provide them the opportunity to receive certain health and other plan benefits, the value of which is described in the Summary Compensation Table below. Mr. Slatoff receives his $1 of annual compensation pursuant to an employment agreement entered into with the Company in February 2008, the terms of which are described under “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements—Employment Agreements—Karl Slatoff” below.

Fees and Incentives to ZelnickMedia under 2014 Management Agreement

Under the 2014 Management Agreement, fees and incentives paid to ZelnickMedia are comprised of the following:

•	Monthly fee of $247,500 ($2,970,000 annually); this fee is frozen for the full five-year term of the agreement.

•

Annual bonus opportunity ranging from $0 to $4,752,000, based solely on the Company’s Adjusted EBITDA performance versus pre-established goals; the maximum level is frozen for the full five-year term of the agreement.

•	As a result of the Company’s Adjusted EBITDA performance for fiscal 2017, ZelnickMedia received the maximum bonus of $4,752,000 for fiscal 2017.

•	Equity grant, which was made on May 20, 2016. This grant consisted of:

•	107,551 time-based RSUs, with the number of such units based on $3,850,000 divided by the Company’s 10-day average closing share price prior to April 1, 2016, which vest on April 1, 2018.

•

265,384 performance-based RSUs (representing the maximum number of performance-based RSUs), with the target number of units of 132,692 based on $4,750,000 divided by the Company’s 10-day average closing share price prior to April 1, 2016. Performance will be measured over the period commencing on April 1, 2016 and ending on March 30, 2018, with units vesting subject to the following pre-defined performance criteria:

•	75% of performance-based RSUs tied to relative TSR performance; and

•	25% of performance-based RSUs tied to sales performance in connection with releases of New IP (12.5%) and Major IP (12.5%).

•

The Compensation Committee has the ability to make future annual equity grants under the provisions of the 2014 Management Agreement, but the Compensation Committee is under no obligation to make additional equity grants.

•	On May 25, 2017, the Compensation Committee granted ZelnickMedia an equity grant, with the amount based in part on peer benchmarking. The equity grant consisted of:

•	66,122 time-based RSUs, with the number of such units based on $3,850,000 divided by the Company’s 10-day average closing share price prior to April 1, 2017, which vest on April 4, 2019.

•

163,160 performance-based RSUs (representing the maximum number of performance-based RSUs), with the target number of units of 81,580 based on $4,750,000 divided by the Company’s 10-day average closing share price prior to April 1, 2017. Performance will be measured over the period commencing on April 1, 2017 and ending on March 29, 2019, with units vesting subject to the following pre-defined performance criteria:

•	75% of performance-based RSUs tied to relative TSR performance; and

•	25% of performance-based RSUs tied to sales performance in connection with releases of New IP (12.5%) and Major IP (12.5%).

For illustrative purposes only, assuming that ZelnickMedia allocated the maximum 60% of the payments under the 2014 Management Agreement to Mr. Zelnick and the maximum 40% of the payments under the 2014 Management Agreement to Mr. Slatoff, the compensation set forth above to Messrs. Zelnick and Slatoff would be as follows:

	Minimum	Target	Maximum
	• >80% Adjusted EBITDA Goal • >40th Percentile Relative TSR • Min IP Goal	• 100% Adjusted EBITDA Goal • 50th Percentile Relative TSR • Target IP Goal	• 150% Adjusted EBITDA Goal • 75th Percentile Relative TSR • Max IP Goal
Annual Management Fee	$2,970,000	$2,970,000	$2,970,000
Annual Incentive Metric: Adjusted EBITDA	$0	$2,376,000	$4,752,000
Time-Based RSUs	$3,850,000	$3,850,000	$3,850,000
Performance-Based RSUs Metrics: TSR and IP Performance	$0	$4,750,000	$9,500,000
Total Compensation Opportunity	$6,820,000	$13,946,000	$21,072,000

Maximum Opportunity at Each Performance Level
Strauss Zelnick	$4,092,000	$8,367,600	$12,643,200
Karl Slatoff	$2,728,000	$5,578,400	$8,428,800

Historically, the targets set by the Board of Directors in ZelnickMedia management agreements have been sufficiently challenging that payouts to ZelnickMedia have varied. For example, on May 20, 2015, May 20, 2016 and April 4, 2017, ZelnickMedia forfeited 24,750, 27,578 and 46,752 shares, respectively, of performance-based RSUs due to the failure to meet maximum performance conditions.

III. Other NEO Compensation

Other NEOs for fiscal 2017 were Ms. Goldstein, our Chief Financial Officer and Mr. Emerson, our Executive Vice President and General Counsel. Pay opportunities for specific individuals vary based on a number of factors, such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation and the mix of such compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operational goals and the creation of shareholder value. The Compensation Committee believes that each of the compensation packages to Ms. Goldstein and Mr. Emerson are within the competitive range of practices when compared to the objective comparative data.

Compensation Overview

In September 2012, and January 2015, the Company entered into amended employment agreements with Ms. Goldstein, and Mr. Emerson, respectively, which provide for an annual base salary, annual cash bonus, and long-term incentive compensation opportunities. The details of those employment agreements are discussed below under “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements—Employment Agreements.”

Ms. Goldstein’s and Mr. Emerson’s fiscal 2017 target compensation was comprised of:

	Base Salary	Target Annual Cash Bonus Opportunity (based on Adjusted EBITDA)	Target Equity Incentive Opportunity (66.7% subject to performance vesting)
Ms. Goldstein	$676,520	$473,564 (70% of base salary)	$700,000
Mr. Emerson	$500,000	$250,000 (50% of base salary)	$700,000

As a result of the Company’s Adjusted EBITDA performance for fiscal 2017, Ms. Goldstein and Mr. Emerson each received a maximum cash bonus for such period in the following amounts: Ms. Goldstein $947,128; Mr. Emerson $375,000. As discussed below under “Principal Elements of Executive Compensation—Long-Term Equity Incentives,” in June 2017, Ms. Goldstein and Mr. Emerson each received an equity award based on a value of $1,050,000 (based in part on peer benchmarking), which was granted in recognition of performance during fiscal 2017.

IV. Competitive Market Positioning

The Compensation Committee determines pay levels for our NEOs based on a number of factors, including the individual’s role and responsibilities within the Company, the individual’s experience and expertise, historical compensation actually realized by the individual, pay levels in the marketplace for similar positions, and performance of the individual and the Company as a whole. In determining pay levels, the Compensation Committee considers all forms of compensation and benefits, including the mix thereof.

After consideration of data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee makes decisions regarding each individual NEO’s target total compensation opportunity based on the need to attract, motivate and retain an experienced and effective management team.

Each year, the Compensation Committee reviews and approves the peer group companies that are used to evaluate competitive market compensation. In doing so, the Compensation Committee seeks to approve a peer group that is representative of the sector in which we operate, and includes companies with similar revenue and market capitalization as Take-Two.

Fiscal 2017 Peer Group

The peer group used to evaluate competitive market compensation of NEOs for fiscal 2017 was composed of the following 17 companies:

Videogame	Internet & Technology		Entertainment & Leisure
• Activision Blizzard Inc. • Electronic Arts Inc. • Zynga Inc.	• Autodesk Inc. • Fair Isaac Corporation • IAC/InterActiveCorp • Mentor Graphics Corporation • Pandora Media, Inc.	• Nuance Communications, Inc. • Red Hat, Inc. • Rovi Corporation • WebMD Health Corp.	• AMC Networks, Inc. • Scientific Games Corporation • Hasbro, Inc. • Lions Gate Entertainment Corp. • Scholastic Corporation

The fiscal 2017 peer group is the same as the peer group analyzed for our fiscal 2016 incentive program, except that one company was removed from the peer group (DreamWorks Animation SKG, Inc.) due to the announced sale of its business to Comcast Corporation which will result in executive compensation information about the company no longer being publicly available once the transaction is completed, and that two companies were added to the group (Scientific Games and Pandora Media) because each of the companies is comparably-sized to Take-Two and is engaged in entertainment or other consumer content businesses similar to the Company’s business.

Fiscal 2018 Peer Group

Peer groups require periodic review for fit to ensure that the peer framework continues to provide an appropriate benchmark for executive pay levels and other policies and practices. As such, to support development of our incentive program for the fiscal year ending March 31, 2018 (“fiscal 2018”), Frederic W. Cook & Co., Inc. performed a peer group analysis in June 2017 and recommended certain adjustments to the peer group, which were adopted by our Compensation Committee.

The peer group used for competitive compensation analysis for fiscal 2018 is composed of the following 16 companies (shaded companies indicate new peers for fiscal 2018):

Videogame	Internet & Technology		Entertainment & Leisure
• Activision Blizzard Inc.	• Autodesk Inc.	• Nuance Communications, Inc.	• AMC Networks, Inc.
• Electronic Arts Inc.	• Fair Isaac Corporation	• Red Hat, Inc.	• Scientific Games Corporation
• Zynga Inc.	• IAC/InterActiveCorp	• TiVo Corporation f/k/a Rovi Corporation	• Hasbro, Inc.

	• Pandora Media, Inc.	• WebMD Health Corp.	• Lions Gate Entertainment Corp.
• Mattel, Inc.

The Compensation Committee determined that the following changes should be made to the peer group for purposes of compensation planning for fiscal 2018, as compared to the peer group used for purposes of compensation planning for fiscal 2017: one company was removed from the peer group (Mentor Graphics Corporation) due to the sale of its business to Siemens AG which resulted in executive compensation information about the company no longer being publicly available; one company was removed (Scholastic Corporation) because it is not comparably-sized to Take-Two and is engaged in a business that is not as similar to the Company’s business as the other companies in the peer group; and one company was added to the group (Mattel, Inc.) because it is comparably-sized to Take-Two and is engaged in entertainment or other consumer content businesses similar to the Company’s business.

While the Compensation Committee believes that this peer group consists of those companies for which executive compensation information is publicly available that are most comparable to the Company, the Compensation Committee understands that Take-Two has a limited number of direct competitors in the videogame industry and that many of the Company’s competitors are either privately held and/or incorporated in foreign jurisdictions which do not require public disclosure of executive compensation. This dynamic creates added challenges when constructing a statistically reliable set of peers and requires that the Company expand its pool of potential peer companies to those that are tangentially related to the Company (i.e., internet and technology, and entertainment and leisure companies) and with which the Company may not compete directly to attract and retain talent. While imperfect, the Compensation Committee believes the peer group selected is representative of the sector in which the Company operates, and includes companies with similar revenue and market capitalization as Take-Two.

Target Determinations

The Compensation Committee annually reviews total NEO compensation as compared to competitive market data. For purposes of calculating annual target compensation for any fiscal year, the Compensation Committee includes annual base salary, annual target cash bonus, annual target long-term incentive compensation and any special awards.

Ms. Goldstein’s and Mr. Emerson’s annual pay targets in fiscal 2017 are both close to the median of the peer group used by the Company in considering executive compensation.

V. Principal Elements of Executive Compensation

The following describes compensation processes and programs with respect to the NEOs other than the Executive Chairman and CEO and the President.

Pay Elements—Overview

Executive compensation for our NEOs consists of the following elements:

Direct Compensation Elements	Indirect Compensation Elements
Base Salary	Other Compensation/Employee Benefits

Annual Cash Incentive	Severance and Change in Control Protection

Long-Term Equity Incentives

Base Salary

The base salary component is intended to provide fixed pay that takes into account an NEO’s role and responsibilities, experience, expertise, marketplace comparables and individual performance, and although established by the NEOs’ employment agreements, is subject to annual review by the Compensation Committee, including for discretionary year-to-year increases. Ms. Goldstein’s base salary increased from $663,255 to $676,520 in fiscal 2017 because, as discussed below under “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements,” the amended employment agreement with Ms. Goldstein provides for an automatic, annual cost of living increase in base salary of 2% each year commencing on and after April 1, 2013, which was consistent with the average Company-wide increase in base salary. Mr. Emerson’s base salary increased from $435,000 in fiscal 2016 to $500,000 in fiscal 2017 based on peer benchmarking, as well as Mr. Emerson’s strong individual performance and value to the organization as a key senior leader. On May 23, 2017, the Compensation Committee approved an increase to Mr. Emerson’s base salary, effective April 1, 2017, to $515,000 based in part on peer benchmarking.

Annual Cash Incentive

The Compensation Committee has the authority to award annual performance-based cash bonuses to the NEOs pursuant to their employment agreements with the Company. The Compensation Committee believes that an annual performance-based bonus opportunity provides the incentives necessary to retain our NEOs and reward them for their attainment of the Company’s business goals. In fiscal 2017, Ms. Goldstein and Mr. Emerson were eligible to receive an annual cash bonus pursuant to the terms of their employment agreements.

Pursuant to her amended employment agreement, Ms. Goldstein’s target contractual bonus ranges from 0% to 140% of base salary. Annual bonus targets are set at 70% of base salary, so achievement of 100% of the Company’s target Adjusted EBITDA would result in a bonus of 70% of base salary. Maximum bonus amounts are capped at 140% of base salary.

Pursuant to his employment agreement, Mr. Emerson is entitled to a target bonus equal to 50% of base salary. The maximum bonus amount was capped at 150% of his target bonus amount in fiscal 2017. For fiscal 2018, the Compensation Committee approved a change to Mr. Emerson’s bonus structure so that it will be the same as Ms. Goldstein’s.

Annual bonus awards for Ms. Goldstein and Mr. Emerson are performance-based and primarily dependent on achievement of budgeted Adjusted EBITDA over the applicable fiscal year. Budgeted Adjusted EBITDA targets are pre-determined at the beginning of the applicable fiscal year and the Adjusted EBITDA measure is calculated by taking GAAP net income recorded for the Company, adding back or subtracting the net effect from deferral in net revenues and related costs of goods sold, impact of business reorganization, one-time gains or losses on long-term investments, and adding back stock based compensation, interest, depreciation, amortization and tax expenses. The Compensation Committee believes that using budgeted Adjusted EBITDA as the core performance metric in the annual bonus design represents an appropriate measure of the Company’s performance and an appropriate way to align NEOs’ short-term incentives with our shareholders’ interests.

Bonus amounts for Ms. Goldstein are (and for Mr. Emerson in fiscal 2018 will be) a function of Adjusted EBITDA relative to target, as set forth in the following table:

Adjusted EBITDA Achievement	Annual Bonus
Less than 80% of the budget	No bonus earned
80% - 100% of the budget	0% - 70% of base salary
100% - 120% of the budget	70% - 100% of base salary
120% - 150% of the budget	100% - 140% of base salary
Greater than 150% of the budget	Capped at 140% of base salary

Budgeted Adjusted EBITDA for fiscal 2017 was $209.5 million and the Company achieved actual Adjusted EBITDA of $336.1 million. This Adjusted EBITDA achievement was greater than 150% of the budgeted Adjusted EBITDA, and so Ms. Goldstein and Mr. Emerson each received the maximum annual cash bonus as follows:

	Annual Salary	Target Bonus	Maximum Bonus	Actual Bonus
Ms. Goldstein	$676,520	$473,564 (70% of base salary)	$947,128 (140% of base salary)	$947,128
Mr. Emerson	$500,000	$250,000 (50% of base salary)	$375,000 (75% of base salary)	$375,000

Long-Term Equity Incentives

We believe that equity-based awards are an important factor in aligning the long-term financial interests of the NEOs and certain other employees of the Company with its shareholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Equity-based awards are generally granted to new key employees on a quarterly basis following the commencement of employment and to existing key employees on an annual basis and following a significant change in job responsibilities or to meet other special retention objectives.

Our compensation program design, in particular the use of equity awards as a key incentive element, establishes strong links between our creative teams and long-term value creation for shareholders. Our long-term equity incentive program reflects the importance of creative talent to our business and allows for Take-Two to retain and incentivize key talent.

All grants made to employees, including the NEOs, are approved by the Compensation Committee. The current outstanding awards granted to our NEOs were made under the Company’s 2009 Stock Incentive Plan, as amended and restated (the “2009 Plan”), which is discussed further in “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements.”

The Company generally uses a mix of time-based and performance-based vesting for NEO long-term equity incentive grants to achieve separate and distinct purposes. Time-based vesting awards emphasize the retention of skilled executives, while performance-based vesting awards support the goal of retention as well as alignment of the executives’ incentives with the interests of the Company’s shareholders.

NEO Long-Term Incentives Awarded in Fiscal 2017

In May 2016, the Compensation Committee determined that the Company would issue an award of 28,499 RSUs based on a value of $1,050,000 to each of Ms. Goldstein and Mr. Emerson based in part on peer benchmarking. The Compensation Committee made the fiscal 2017 grants in the form of RSUs in June 2016, rather than in the form of restricted stock, in order to preserve flexibility to settle the awards in stock, cash or a combination of stock and cash. One grant, equal to 66.7% of the value at target, was a performance-based grant subject to satisfaction of TSR performance criteria during the vesting period (described in more detail below). A second grant, equal to 33.3% of the value at target, consisted of time-based RSUs and vests in three (3) equal annual installments commencing on June 1, 2017 based on Ms. Goldstein’s and Mr. Emerson’s, as applicable, continued service with the Company. The number of shares of common stock that may be issued upon vesting of the performance-based RSUs included in the award amounts stated above assumes the achievement of the target performance criteria established by the Compensation Committee; however, the actual number of such shares for each grant may range from zero to a maximum of 37,998 (equal to 200% of target), with the number of shares at target performance equal to 18,999.

The awards were as follows:

Time-Based RSUs (#)	Time Based RSUs ($)	Performance-Based RSUs (#) (at target)	Performance Based RSUs ($) (at target)	Performance-Based RSUs (#) (at max)	Performance Based RSUs ($) (at max)
9,500	$350,000	18,999	$700,000	37,998	$1,400,000

In early fiscal 2015, the Compensation Committee approved a number of changes to the long-term incentive program that became effective with fiscal 2015 equity grants. These changes included:

•

Elimination of the Adjusted EBITDA “catch-up” metric from the performance-based awards. Previously, performance-based equity vested on achievement of share price appreciation, or Adjusted EBITDA goals in cases when the share price appreciation levels were not achieved. This change eliminated the secondary performance test. The Compensation Committee believed this change strengthened the rigor of the plan and improved alignment with shareholders.

•

Adoption of a relative TSR metric for performance-based awards. The relative TSR metric replaced the previous share appreciation metric. Take-Two’s TSR performance is now measured against the NASDAQ Composite Index over a period of two years to determine achievement of TSR goals. The TSR performance schedule is as follows:

TSR Percentile Rank	Shares Earned as % of Target
Less than 40th Percentile	0%
40th Percentile	50%
50th Percentile	100%
75th Percentile	200%

NEO Long-Term Incentives Awarded in Fiscal 2018

In May 2017, the Compensation Committee determined that the Company would issue an award of 14,369 RSUs based on a value of $1,050,000 (based in part on peer benchmarking) to each of Ms. Goldstein and Mr. Emerson in recognition of the achievement of their individual performance goals and targets during fiscal 2017. The RSUs are comprised of:

(i)	4,785 time-based RSUs that vest in three (3) equal annual installments commencing on June 1, 2018; and

(ii)	9,584 performance-based RSUs that vest in two (2) equal annual installments commencing on June 1, 2019, subject to the satisfaction of certain performance criteria based on relative TSR performance during the measurement period.

The number of RSUs was determined based on the dollar value of the award and the average of the closing prices of the Company’s common stock on the ten trading days prior to June 1, 2017, the fifth trading day following the filing of the Company’s Annual Report on Form 10-K. The number of shares of common stock that may be issued upon vesting of the performance-based RSUs assumes the achievement of the target performance criteria established by the Compensation Committee; however, the actual number of such shares may range from zero to a maximum of 19,168 (equal to 200% of target), with the number of shares at target performance equal to 9,584.

SEC regulations generally require that the grant date fair value of equity awards be disclosed in the Summary Compensation Table for the year in which the equity awards were granted, not the year to which the services relate. As a result, the grant date value for equity grants made in June 2016 are shown in the Summary Compensation Table on page 47, and the grant date value for the equity grants made in June 2017 will be reflected in the Summary Compensation Table in our proxy statement for the 2018 Annual Meeting of Shareholders.

NEO Long-Term Incentive Awards Vested in Fiscal 2017

The results and payout levels for the performance-based RSUs and/or restricted stock previously granted to Ms. Goldstein and Mr. Emerson that vested, or failed to vest, in fiscal 2017, are as follows:

	Performance-Based RSUs and/or Restricted Stock Vested (#)	Performance-Based RSUs and/or Restricted Stock Forfeited (#)
Ms. Goldstein	157,149(1)	0
Mr. Emerson	10,590(2)	0

(1)	Represents (i) 14,385 performance-based RSUs originally granted on June 10, 2013, which vested on May 21, 2016, (ii) 35,038 performance-based RSUs originally granted on September 23, 2014, which vested on May 27, 2016, and (iii) 107,726 shares of performance-based restricted stock originally granted on November 7, 2012, which vested on March 31, 2017, in each case for which the maximum performance criteria was achieved.
(2)	Represents (i) 3,082 shares of performance-based restricted stock originally granted on June 10, 2013, which vested on May 21, 2016, and (ii) 7,508 performance-based RSUs originally granted on September 17, 2014, which vested on May 27, 2016, in each case for which the maximum performance criteria was achieved.

For a description of the results and payout levels for performance-based RSUs previously granted to ZelnickMedia that vested, or failed to vest, in fiscal 2017, see “Certain Relationships and Related Transactions—Management Agreement—Awards under the 2014 Management Agreement.”

Other Compensation

401(k) Plan

We maintain a 401(k) savings plan and trust for our eligible employees, including our NEOs (other than Messrs. Zelnick and Slatoff). The plan permits each participant to make voluntary pre-tax contributions, post-tax “Roth” contributions or a combination of the two, and in addition, we make matching contributions equal to 50% of the participant’s eligible elective deferral (excluding catch-up contributions) contributed to the 401(k) savings plan, but not more than an amount equal to 50% of the first 6% of the participant’s pre-tax and/or Roth contributions will be matched. See the “All Other Compensation” column in the Summary Compensation Table for further information regarding these benefits.

Medical Expenses Reimbursement Plan

We maintain a medical expenses reimbursement plan (the “MERP”) for all of the NEOs, including for this purpose Messrs. Zelnick and Slatoff. Pursuant to the MERP, the participating NEOs are reimbursed for medical, dental and vision expenses that are not otherwise reimbursed by our group health insurance program.

Other Benefits and Perquisites

We provide health insurance, dental insurance, life and accidental death and dismemberment insurance and short-term and long-term disability benefits for our NEOs, including for this purpose Messrs. Zelnick and Slatoff, on the same basis as such benefits are generally provided to our employees. In addition, we pay a club membership fee on behalf of Mr. Zelnick, which is used primarily for general corporate and corporate development purposes. Other than the MERP and the club membership fee, no material perquisites are provided to our NEOs. We do not have a formal perquisite policy and do not emphasize special perquisites for our executive officers, although the Compensation Committee periodically reviews perquisites for our executive officers in its review of compensation.

Severance and Change in Control Benefits

Severance and Change in Control Benefits for ZelnickMedia

Pursuant to the 2014 Management Agreement, ZelnickMedia would receive the following cash payments and benefits upon a termination by the Company without “cause” or by ZelnickMedia for “good reason” (whether before or after a change in control): (i) the earned but unpaid portion of the management fee, (ii) any accrued but unpaid annual bonus for a completed fiscal year and (iii) three times the sum of the per annum management fee plus the target bonus amount. See “Certain Relationships and Related Transactions—Management Agreement” for more details. In addition, the 2014 Management Agreement provides for accelerated vesting of outstanding and unvested equity awards upon such a termination (with vesting of TSR performance-based awards determined according to actual performance through the date of termination, and vesting of New IP and Major IP performance-based awards determined at target levels).

The cash payments described above remain consistent whether the termination occurs before or after a change in control, so ZelnickMedia is not entitled to receive any enhanced cash payments in connection with a change in control. With respect to vesting of equity awards in connection with a change in control, the 2014 Management Agreement provides for “double-trigger” vesting. Accordingly, if a change in control occurs during the term of the 2014 Management Agreement, outstanding and unvested equity awards will continue to vest (and performance-based RSUs will continue to vest at target levels) in accordance with the original vesting schedule, subject to earlier vesting upon a termination of the 2014 Management Agreement without cause or for good reason.

Severance and Change in Control Benefits for Other NEOs

In March 2008, the Compensation Committee approved the Take-Two Interactive Software, Inc. Change in Control Employee Severance Plan (the “CIC Severance Plan”), a change in control plan pursuant to which certain eligible employees, including the NEOs other than Messrs. Zelnick and Slatoff, may receive certain “double-trigger” cash severance benefits upon a termination of employment either by the Company without “cause” or voluntarily for “good reason,” in either case during the 12-month period following a change in control of the Company, as well as vesting of outstanding and unvested equity awards in connection with a change in control of the Company, as described under “Executive Compensation—Potential Payments Upon Termination or Change in Control” below. The employment agreements with Ms. Goldstein and Mr. Emerson provide for severance payments in the event of a separation from service from the Company under certain conditions, as well as payments in the event of a change in control of the Company. See “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements” and “Executive Compensation—Potential

Payments Upon Termination or Change in Control” below for more information. We believe that these severance benefits assist us in recruiting talented individuals to join and remain a part of our management team. From time to time, we may recruit executives from other companies where they have job security, tenure and career opportunities. Accepting a position with us may entail foregoing an otherwise secure position at another employer, and the benefits provided by the CIC Severance Plan help to mitigate the risk of harm that the executive may suffer in connection with adverse actions taken by a successor to the Company. Severance benefits also allow our NEOs to focus on the Company’s business without being unduly distracted by concerns about their job security in the event of a separation from service or a change in control. Our NEOs are not entitled to any gross-up payments to cover excise taxes imposed by the “golden parachute” regulations under Sections 280G and 4999 of the Code.

VI. Operation of the Compensation Committee

General

The Compensation Committee annually reviews compensation policies and procedures of the Company and evaluates and approves the NEOs’ compensation. The Compensation Committee also annually reviews the ZelnickMedia relationship. This review includes annual individual interviews with a broad group of executives, excluding our Executive Chairman and CEO and our President, to seek feedback on the ZelnickMedia relationship.

The Compensation Committee held five (5) meetings during fiscal 2017. The Compensation Committee regularly meets at least four times during the fiscal year.

Role of Management

When determining the compensation of the NEOs, the Compensation Committee solicits from the Executive Chairman and CEO an evaluation of the performance of, and recommendations with respect to compensation decisions for, each of the NEOs other than himself. In addition, with respect to setting compensation for fiscal 2017, the Compensation Committee interviewed all of the NEOs, including the CEO and President, and members of our management team who report to the NEOs in order to better assess each NEO’s performance during such period. The Compensation Committee also interviewed certain of the foregoing individuals in connection with its annual review, in conjunction with the Board of Directors, of ZelnickMedia’s performance during such period.

Use of Outside Advisors

The Compensation Committee has historically engaged the services of independent compensation consulting firms in connection with making executive compensation determinations. Consistent with our practice, the Compensation Committee retained Frederic W. Cook & Co., Inc. to review the compensation programs for our NEOs and our Board of Directors for fiscal 2017, and to develop recommendations regarding our compensation programs for our fiscal years ending March 31, 2017 and March 31, 2018.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors that assist the Compensation Committee in carrying out its responsibilities.

The Compensation Committee assessed the independence of Frederic W. Cook & Co., Inc. pursuant to SEC and NASDAQ rules and was satisfied that the firm is independent and that no conflict of interest exists that would prevent it from serving as an independent advisor to the Compensation Committee. The Compensation Committee, among other things, reviewed and was satisfied with the consultant’s policies and procedures to prevent or mitigate conflicts of interest. The Compensation Committee also reviewed and was satisfied that there were no business or personal relationships between members of the Compensation Committee and the individuals at the consulting firm supporting the Compensation Committee.

VII. Compensation Governance Practices

Clawback Policy

Our Corporate Governance Guidelines includes a section entitled “Recovery of Improperly-Awarded Incentive Compensation” which is our “Clawback Policy.” Our NEOs (including ZelnickMedia and its shareholders, partners, employees, members and other affiliates who are deemed “Executives” under the Clawback Policy) are subject to the Clawback Policy. Our Corporate Governance Guidelines, including our Clawback Policy, are available on the Company’s website at www.take2games.com by clicking on the “Corporate” tab, and then clicking on the “Corporate Governance” link. Our Clawback Policy includes any amendments that may be required to comply with any rules adopted by the SEC in response to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. This policy requires the reimbursement of any bonus or incentive compensation, including cash bonuses, awarded to a covered person and/or the cancellation of unvested restricted stock or outstanding stock option awards previously granted to a covered person, in each case, where: (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported; (2) the Board of Directors determines that the person engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred; and (3) a lower payment would have been made to the person based upon the corrected financial results.

Executive Officer Stock Ownership Requirements and Holding Requirement

The Company has adopted stock ownership requirements for executive officers of the Company as follows:

Executive Chairman and CEO and President

As discussed elsewhere in this Proxy Statement, our Executive Chairman and CEO and our President are compensated through the operation of the 2014 Management Agreement, which contain certain provisions relating to stock ownership applicable to ZelnickMedia and its affiliates. In July 2016, the Board of Directors also adopted a policy relating to stock ownership guidelines applicable to any individual who serves as an executive officer of the Company pursuant to an agreement with a third party consultant, which currently includes our Executive Chairman and CEO and our President. The 2014 Management Agreement and the stock ownership guidelines policy adopted by the Board of Directors both prohibit, prior to March 31, 2019, ZelnickMedia and any Subject Person (as defined in the 2014 Management Agreement and which includes Messrs. Zelnick and Slatoff) from selling or otherwise disposing of any shares of common stock of the Company, if the Market Value (as defined in the 2014 Management Agreement) of all shares of common stock of the Company (including any options, restricted stock and RSUs), after giving effect to such proposed sale or other disposition, owned by ZelnickMedia and each Subject Person, including Messrs. Zelnick and Slatoff, in the aggregate as of the trading day immediately preceding the date of the proposed sale or disposition, would be less than five times the per annum management fee (excluding any bonuses).

Other NEOs

Under the Company’s stock ownership requirements, NEOs (other than the Executive Chairman and CEO and President (who are currently subject to the stock ownership requirements described above)) shall own shares of common stock having a value equal to three times the annual base salary paid by the Company to its NEOs. Such NEOs shall achieve such stock position within five years after the date of the adoption of the requirements and future NEOs shall achieve such ownership position within five years after the date of their appointment as NEOs. For purposes of determining compliance with the stock ownership requirements, all shares that are directly owned by the NEO, shares that are beneficially owned by the NEO, such as shares held in “street name” through a broker or shares held in trust, and vested and unvested shares of restricted stock and RSUs are counted toward satisfying the requirements.

The policy adopted by the Board of Directors in July 2016 also includes stock retention guidelines for all NEOs requiring such officers to retain at least 50% of the total equity credited from grants of equity awards (net of amounts required to pay taxes and exercise prices) until compliance with the applicable stock ownership requirement is achieved. All NEOs are in compliance with the applicable stock ownership requirements as of the date of this proxy filing.

Anti-Hedging Policy

The Company has adopted a Securities Trading Policy which prohibits, among other things, officers, directors, employees and consultants of the Company, as well as the shareholders, partners, employees, members, and other affiliates of ZelnickMedia who are service providers to the Company subject to such policy, from engaging in the following transactions:

•	In and Out Trading. (All purchases of the Company’s securities in the open market must be held for a minimum of six months, with exceptions relating to the exercise of stock options.)

•	Purchases of Company securities on margin or holding any Company securities in margin accounts.

•	Pledging Company securities as collateral for a loan.

•	Short sales of the Company’s securities.

•	Transactions in puts, calls or other derivatives on the Company’s securities, as well as any other derivative or hedging transactions on Company securities.

The anti-hedging restrictions contained in the Securities Trading Policy were adopted by our Board of Directors in 2014.

Anti-Pledging Policy

As a matter of good corporate governance, our Board of Directors has adopted a formal policy against pledging common stock pursuant to which members of the Board of Directors and executive officers may not hold common stock in margin accounts and may not pledge common stock as collateral for a loan. None of our directors or executive officers has pledged any shares of our common stock.

Impact of Tax and Accounting Rules

As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles utilized by the Company.

With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of requirements under the Accounting Standards Codification (“ASC”) Stock Compensation guidance, which generally requires the Company to recognize compensation expense relating to equity awards based upon the grant date fair value of those awards. The Company also considers the accounting impact of preserving flexibility to settle RSUs awards in cash, shares, or a combination of cash and shares.

With respect to taxes, the Compensation Committee may consider the anticipated tax treatment of various payments and benefits to the Company and, when relevant, to its executives. Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the NEOs (other than our chief financial officer), subject to certain exceptions. However, the Company generally believes that it is in our best interest and that of our shareholders to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code to provide a compensation package consistent with our program and objectives.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
of the Board of Directors:
Michael Sheresky (Chair)
Michael Dornemann
July 27, 2017	J Moses

RISK ASSESSMENT OF OVERALL COMPENSATION PROGRAM

The Compensation Committee regularly reviews senior executive compensation and Company-wide compensation programs and policies in an ongoing effort to seek to eliminate or mitigate potential risks arising from such programs and policies and to ensure that our compensation structure, elements and incentives are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee seeks to design our compensation plans, including our incentive compensation programs, to incorporate a range of components that we believe help to mitigate potential risks, while rewarding employees for pursuing our strategic and financial objectives through appropriate risk taking, risk management, and prudent tactical and strategic decision making. For example, the design of our compensation plans is intended to encourage employees to remain focused on both the short-term and long-term goals of the Company by using a mix of short-term and long-term incentives to motivate employees to produce superior short-term and long-term results, and we believe that the use of long-term incentives for executives provides a safeguard against excessive risk-taking. Our long-term incentives are designed to deter risk-taking by aligning our employees’ interests with those of shareholders by incorporating equity-based compensation that vests over time and, in some cases, include a market-based performance metric, which we believe is not susceptible to manipulation by employees and encourages employees to remain focused on sustained stock price appreciation. Individual bonus caps for senior executives further mitigate risk.

We have also sought to deter unnecessary risk-taking by applying a clawback policy to certain senior executives of the Company, which requires the reimbursement of any bonus or incentive compensation awarded to a covered person and/or the cancellation of unvested restricted stock or outstanding stock option awards previously granted to a covered person under certain conditions, in each case, where (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported, (2) the Board of Directors determines that the person engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred, and (3) a lower payment would have been made to the person based upon the corrected financial results.

In addition, our stock ownership guidelines require that our executive officers hold a significant amount of common stock to further align their interests with shareholders over the long term by having a portion of their personal investment portfolio consist of common stock. We expect this component to mitigate risk on a prospective basis. We also prohibit transactions designed to limit or eliminate economic risks to our employees of owning our common stock, such as options, puts, and calls, so our executives cannot insulate themselves from the effects of poor stock price performance.

Senior executives from our risk, compliance, administrative, and finance functions, as well as the outside compensation consultant to our Compensation Committee, are involved in this annual review process. With respect to fiscal 2017 and the compensation programs in place for fiscal 2017, based in part on the information and analyses provided by management and its own advisors, the Compensation Committee concluded that the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

The following table sets forth summary information for the fiscal years ended March 31, 2017, March 31, 2016, and March 31, 2015, with respect to cash and all other compensation paid by the Company to, or earned by, the Company’s NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)
Strauss Zelnick(4)	2017	1	—	—	23,269		23,270
Executive Chairman and Chief Executive Officer	2016	1	—	—	22,873		22,874
	2015	1	—	—	20,913		20,914

Lainie Goldstein	2017	676,520	1,427,984	947,128	14,720		3,066,352
Chief Financial Officer	2016	663,255	1,395,729	928,557	14,286		3,001,827
	2015	650,250	1,686,554	910,350	14,284		3,261,438

Karl Slatoff(4)	2017	1	—	—	20,220		20,221
President	2016	1	—	—	19,824		19,825
	2015	1	—	—	19,824		19,825

Daniel Emerson	2017	500,000	1,427,984	375,000	28,770		2,331,754
Executive Vice President and General Counsel	2016	435,000	1,395,729	326,250	229,770	(5)	2,386,749
	2015	397,781	447,101	299,063	89,209	(6)	1,233,154

(1)	Represents the aggregate grant date fair value of stock awards granted to our NEOs in each of the reporting periods, determined under FASB ASC Topic 718, Compensation—Stock Compensation. For additional information with respect to stock awards granted during fiscal 2017, see Note 15 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2017. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future service-based forfeitures, and do not necessarily correspond to the actual value that might be realized by the NEOs which depends on the market value of the Company’s common stock on a date in the future when the stock award vests. For time-vested RSUs, that value is based on the fair market value of the Company’s common stock on the grant date and is determined by multiplying the number of shares subject to the grant by the closing price per share of the Company’s common stock. The value of the performance-vested RSUs reflects the value of the awards at the grant date based upon the probable outcome of the performance conditions using the Monte Carlo simulation model and is consistent with our estimate of the aggregate compensation cost to be recognized over the vesting period determined in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, which is less than the maximum possible value. The following table shows the value of the NEOs’ respective performance-vested awards on the date of grant at both the probable outcome of the performance conditions, which is reflected in the table above, as well as the maximum achievement of the applicable performance conditions.

Name	Fiscal Year	Probable Outcome ($)	Maximum Performance ($)
Lainie Goldstein	2017	1,062,234	1,462,923
	2016	1,042,917	1,411,249
	2015	1,280,989	1,622,259
Daniel Emerson	2017	1,062,234	1,462,923
	2016	1,042,917	1,411,249
	2015	274,492	345,218

(2)	These amounts represent annual cash incentive payments. For more information, refer to “Compensation Discussion and Analysis—Annual Cash Incentive” above and the “Grants of Plan-Based Awards” table below.
(3)	The amounts set forth in this column for fiscal 2017 represent (i) the Company’s matching contributions to the Company’s 401(k) plan for Ms. Goldstein and Mr. Emerson, (ii) medical, dental and vision expense reimbursements made pursuant to the Company’s MERP and (iii) a club membership fee paid by the Company on behalf of Mr. Zelnick, used primarily for general corporate and corporate development purposes.

(4)	As discussed in more detail below, Messrs. Zelnick and Slatoff were compensated for their respective services to the Company during fiscal years 2017, 2016 and 2015 pursuant to the 2014 Management Agreement. The provisions of the 2014 Management Agreement establish the payments and benefits to which ZelnickMedia is entitled as consideration for providing the services set forth therein. In general, in connection with their provision of services to the Company, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined in the sole discretion of ZelnickMedia and without the Company’s knowledge, except that, under the terms of the 2014 Management Agreement, Mr. Zelnick may not receive more than 60% of the payments and benefits made to ZelnickMedia and Mr. Slatoff may not receive more than 40% of the payments and benefits made to ZelnickMedia.
(5)	Includes tax gross ups of $202,146 on certain relocation benefits provided to Mr. Emerson in connection with his temporary relocation from New York City to Singapore in April 2013 and back to New York City in October 2014, which relocation benefits the Company generally makes available to all employees that are asked to relocate internationally. The amount of such tax gross up will be offset in the future if Mr. Emerson is required to make a payment to the Company as part of the Company’s tax equalization policy.
(6)	Includes net tax gross ups of $61,066 on certain relocation benefits provided to Mr. Emerson in connection with his temporary relocation from New York City to Singapore in April 2013 and back to New York City in October 2014, which relocation benefits the Company generally makes available to all employees that are asked to relocate internationally. The amount of the net tax gross up is equal to $189,059 of taxes paid by the Company less $127,993 paid by Mr. Emerson to the Company as part of the Company’s tax equalization policy.

Grants of Plan-Based Awards

The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the NEOs during fiscal 2017, including performance-based awards and those using time-based vesting. Assumptions used in the calculation of certain dollar amounts are included in Note 15 to the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2017.

	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards ($)(4)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)(3)
Strauss Zelnick(5)	—	—	—	—	—	—	—	—	—	—
Lainie Goldstein	6/1/2016	5/26/2016	—			—	18,999	37,998	—	1,062,234
	6/1/2016	5/26/2016	—	—	—	—	—	—	9,500	365,750
	—	—	—	473,564	947,128	—	—	—	—	—
Karl Slatoff(5)	—	—	—	—	—	—	—	—	—	—
Daniel Emerson	6/1/2016	5/26/2016	—	—	—	—	18,999	37,998	—	1,062,234
	6/1/2016	5/26/2016	—	—	—	—	—	—	9,500	365,750
	—	—	—	250,000	375,000	—	—	—	—	—

(1)	Represents cash performance bonus opportunities ranging from 0% to 140% of base salary for Ms. Goldstein, and from 0% to 75% of base salary for Mr. Emerson. There is no set minimum payout amount. See “Compensation Discussion and Analysis—Annual Cash Incentive.” Bonus amounts for Mr. Emerson are based on a target equal to 50% of base salary, with a maximum bonus amount capped at 150% of his target bonus amount in fiscal 2017.
(2)	For Ms. Goldstein and Mr. Emerson, 66.7% of the RSUs vest in two (2) equal annual installments commencing in the second year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant, subject to the satisfaction of certain performance criteria based on the Company’s TSR performance measured against the NASDAQ Composite Index over a period of two (2) years. The remaining 33.3% of the RSUs vest in three (3) equal annual installments commencing in the year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant based on the NEO’s continued service with the Company.
(3)	Represents the maximum shares of performance-vested RSUs. Such RSUs will vest, if at all, 50% on June 1, 2018 and 50% on June 1, 2019.
(4)

These amounts are valued based on the aggregate grant date fair market value of the award. For additional information with respect to stock awards granted during fiscal 2017, see Note 15 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2017. The grant date fair value of equity incentive plan awards that are subject to performance-based vesting conditions is based upon the probable outcome of such conditions. All amounts reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future service-based forfeitures, and do not necessarily correspond to the actual value that might be realized by the NEOs.
(5)	Messrs. Zelnick and Slatoff have not received grants of restricted stock, RSUs or option awards. Messrs. Zelnick and Slatoff are partners in ZelnickMedia, to which the Company has previously granted restricted stock, RSUs and options pursuant to the Management Agreements. For information regarding the grants made to ZelnickMedia, see “Certain Relationships and Related Transactions.”

Narrative Disclosure Regarding Equity Plans and Employment Agreements

2009 Stock Incentive Plan

The Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan was approved by shareholders on April 23, 2009. Under the 2009 Plan, the Company may grant stock-based incentive compensation awards to eligible employees (including officers), non-employee directors and consultants in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards.

On April 23, 2009, the Board of Directors approved and adopted amendments to the 2002 Stock Option Plan and the Company’s Incentive Stock Plan to provide that all shares of common stock remaining available for grant under such plans as of the close of business on that date would be transferred to the 2009 Plan; no shares of common stock would be available for the grant of awards under such plans following the close of business on that date; and shares of common stock that were subject to any award under either such plan that were forfeited after the close of business on that date would not be available for grant under such plan. Pursuant to those amendments, 1,508,954 “carryover shares” became available for issuance under the 2009 Plan.

On April 15, 2010, the shareholders of the Company approved an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants under the 2009 Plan in connection with awards granted from 4,900,000 to 7,650,000 (excluding the carryover shares). On September 26, 2011, the shareholders of the Company approved an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants under the 2009 Plan in connection with awards granted to 12,650,000 (excluding the carryover shares). On September 20, 2012, the shareholders of the Company approved and adopted an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants in connection with awards granted to 15,450,000 (excluding the carryover shares). On September 18, 2013, the shareholders of the Company approved and adopted an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants in connection with awards granted to 20,700,000 (excluding the carryover shares). On September 16, 2014, the shareholders of the Company approved and adopted an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants in connection with awards granted to 25,700,000 (excluding the carryover shares). On September 22, 2016, the shareholders of the Company approved and adopted an amendment to the 2009 Plan, which increased the number of shares that may be issued to participants in connection with awards granted to 27,100,000 (excluding the carryover shares).

The Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan, if approved by our shareholders, will replace the 2009 Plan and no additional awards will be made under the 2009 Plan from and after the date of such approval. For a more detailed description of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan, see Proposal 4 (“Adoption of the 2017 Stock Incentive Plan”) of this Proxy Statement.

Employment Agreements

Lainie Goldstein

Ms. Goldstein serves as Chief Financial Officer of the Company pursuant to an employment agreement between the Company and Ms. Goldstein, dated May 12, 2010, as amended on October 25, 2010 and August 27, 2012. Pursuant to the employment agreement, Ms. Goldstein will continue to serve as Chief Financial Officer of the Company until March 31, 2013, and thereafter for successive one-year periods until either party elects not to renew the term of the agreement (each, a “renewal term”).

Pursuant to the terms of the employment agreement, Ms. Goldstein received an annual base salary of $625,000 through March 31, 2013. Ms. Goldstein’s base salary increased in each of 2013, 2014, 2015, and was most recently increased to $676,520 on April 1, 2016, in each case pursuant to her employment agreement, which was amended in 2012 to provide that her salary will be increased by 2% at the start of each renewal term commencing on and after April 1, 2013. Ms. Goldstein will also be eligible to receive an annual bonus during each fiscal year of her employment at target in the amount of 70% of her base salary, based on the achievement of certain financial targets by the Company, as set forth in the employment agreement. Additionally, Ms. Goldstein is eligible to participate in the Company’s annual long-term incentive compensation program at a level commensurate with the Company’s other senior executives.

The employment agreement also provides for severance benefits upon termination by the Company without cause or a change in control. For more information regarding these severance and change in control benefits, please refer to “Potential Payments Upon Termination or Change in Control” below.

Ms. Goldstein has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during her employment and for one year following any termination of her employment, all on the terms set forth in the employment agreement.

Karl Slatoff

On February 14, 2008, the Company entered into an employment agreement with Mr. Slatoff, pursuant to which Mr. Slatoff initially served as Executive Vice President of the Company. Effective October 25, 2010, Mr. Slatoff was named to the role of Chief Operating Officer of the Company. Effective May 1, 2013, Mr. Slatoff was appointed to the newly created role of President. Pursuant to the agreement, Mr. Slatoff will continue to serve as President of the Company until termination of the 2014 Management Agreement, unless earlier terminated upon his death or resignation, or by the Board of Directors for any reason. Pursuant to the terms of the employment agreement, Mr. Slatoff receives an annual salary of $1.00. Additionally, Mr. Slatoff is eligible to participate in all benefits and plans which the Company may institute from time to time for its executive officers and employees (other than the 401(k) savings plan). The employment agreement with Mr. Slatoff provides that he is not entitled to receive an annual bonus from the Company. The employment agreement does not provide for any continued obligations of the Company following a termination of Mr. Slatoff’s employment other than continued indemnification rights and coverage under the Company’s directors’ and officers’ liability insurance policies.

Mr. Slatoff has agreed not to compete with the Company, nor to solicit any of the Company’s customers or personnel during his employment and for one year following his termination for “cause” or without “good reason,” all on the terms set forth in the employment agreement.

Daniel Emerson

Mr. Emerson serves as Executive Vice President and General Counsel of the Company pursuant to an employment agreement between the Company and Mr. Emerson, dated January 28, 2015, effective as of October 24, 2014. Pursuant to the employment agreement, Mr. Emerson will continue to serve as Executive Vice President and General Counsel of the Company until his employment is terminated by him or the Company in accordance with the provisions of the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Emerson received an annual base salary of $435,000 through March 31, 2016. Mr. Emerson’s base salary increased to $500,000 for fiscal 2017 based on peer benchmarking, as well as Mr. Emerson’s strong individual performance and value to the organization as a key senior leader. On May 23, 2017, the Compensation Committee approved an increase to Mr. Emerson’s base salary, effective April 1, 2017, to $515,000 based in part on peer benchmarking. Mr. Emerson will also be eligible to receive an annual bonus during each fiscal year of his employment at target in the amount of 50% of his base salary, based on the achievement of certain financial targets by the Company. For fiscal 2018, the Compensation Committee approved a change to Mr. Emerson’s bonus structure so that it will be the same as Ms. Goldstein’s. Additionally, Mr. Emerson is eligible to participate in the Company’s annual long-term incentive compensation program.

The employment agreement also provides for severance benefits upon termination by the Company without cause or a change in control. For more information regarding these severance and change in control benefits, please refer to “Potential Payments Upon Termination or Change in Control” below.

Mr. Emerson has agreed not to solicit any of the Company’s customers or personnel during his employment and for one year following any termination of his employment, all on the terms set forth in the employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning shares of restricted stock and RSUs outstanding for each of the NEOs as of March 31, 2017:

	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(2)
Strauss Zelnick(3)	—	—	—	—	—
Lainie Goldstein	6/1/2016	9,500	563,065	18,999	1,126,071
	6/1/2015	34,488	2,044,104	—	—
	9/23/2014	40,878	2,422,839	—	—
	11/7/2012	151,267	8,965,595	—	—
Karl Slatoff(3)	—	—	—	—	—
Daniel Emerson	6/1/2016	9,500	563,065	18,999	1,126,071
	6/1/2015	34,488	2,044,104	—	—
	9/17/2014	10,011	593,352	—	—

(1)	Time-based awards and performance-based awards with respect to which the performance criteria have been satisfied, in each case made under the 2009 Plan, which time-based awards vest, subject to continuing employment, in three equal annual installments commencing in the year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant and which performance-based awards will vest, if at all, in two equal annual installments commencing in the second year following the year in which such grants were made on a date determined by the Compensation Committee at the time of grant, provided that awards granted on November 7, 2012 vest in six unequal installments over an approximately 65-month period, subject to satisfaction of certain stock price thresholds.
(2)	Value determined based on the closing price of the Company’s common stock of $59.27 on March 31, 2017, the final business day of fiscal 2017.
(3)

Messrs. Zelnick and Slatoff have not received grants of stock or option awards. Messrs. Zelnick and Slatoff are partners in ZelnickMedia, to which the Company has previously granted restricted stock, RSUs and options pursuant to the Management Agreements. Of these grants, no options or shares of restricted stock remained outstanding and an aggregate of 578,826 RSUs (based on the target number of performance-based RSUs eligible to vest) or 898,526 RSUs (based on the maximum number of performance-based RSUs eligible to vest) remained unvested as of March 31, 2017. The value of the unvested RSUs based on the closing price of the common stock on March 31, 2017 was $34,307,017 (based on the target number of performance-based RSUs eligible to vest) or $53,255,636 (based on the maximum number of performance-based RSUs eligible to vest).

Stock Vested During 2017 Fiscal Year

The following table sets forth information concerning the vesting of shares of restricted stock held by each of the NEOs during fiscal 2017. The value realized from vested restricted stock is deemed to be the market value of the common stock on the date of vesting multiplied by the number of shares.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Strauss Zelnick(1)	—	—
Lainie Goldstein	174,493	8,921,752
Karl Slatoff(1)	—	—
Daniel Emerson	31,400	1,193,206

(1)	As discussed above, Messrs. Zelnick and Slatoff have not received grants of stock or option awards, but are partners in ZelnickMedia, which has received certain grants. On May 20, 2016, an aggregate of 591,912 shares of restricted stock held by ZelnickMedia vested. The value realized on vesting of such shares of restricted stock was $21,527,839.

Pension Benefits

We do not currently sponsor or maintain any defined benefit pension or retirement plans providing specified retirement payments and benefits for our employees.

Nonqualified Deferred Compensation Plan Benefits

We do not currently sponsor or maintain any nonqualified defined contribution or other nonqualified deferred compensation plans for the benefit of our employees.

Potential Payments Upon Termination or Change in Control

Ms. Goldstein and Mr. Emerson are entitled to receive certain amounts and benefits upon termination of their employment or a change in control pursuant to their employment agreements. Additionally, Ms. Goldstein and Mr. Emerson are eligible to participate in the CIC Severance Plan, to the extent they would be entitled to receive greater amounts and benefits under the CIC Severance Plan than under their employment agreements. Messrs. Zelnick and Slatoff are not entitled to receive directly any severance benefits from the Company upon a termination of employment or change in control.

Employment Agreements

Lainie Goldstein

Pursuant to the terms of Ms. Goldstein’s employment agreement, Ms. Goldstein will be entitled to receive the following severance benefits upon a termination by the Company without cause (including a non-renewal of the agreement as well as her resignation following certain events that will be deemed a termination without cause): (i) a lump sum payment within 30 days of termination equal to the sum of (w) 1.5 times her then-current base salary, (x) 1.5 times her target bonus of 70% of base salary, (y) a prorated target bonus for the year of termination (equal to 50% of target if such termination occurs during the first half of the year, and 100% of target if such termination occurs during the second half of the year), and (z) any unpaid bonuses earned in respect of prior years; (ii) reimbursement for the cost of continued medical health insurance coverage under COBRA for 18 months (or until Ms. Goldstein becomes entitled to coverage with a subsequent employer); and (iii) immediate vesting in all outstanding and unvested options and shares of restricted stock then held by her. Ms. Goldstein has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during her employment and for one year following any termination of her employment, all on the terms set forth in the employment agreement.

The employment agreement also provides that, upon a change in control of the Company, Ms. Goldstein will be entitled to a retention bonus equal to three months’ base salary upon the closing of the transaction, and three months’ base salary upon the six month anniversary thereof, in each case subject to her continued employment with the Company through the applicable payment date (or an earlier termination by the Company without cause (including a non-renewal of the employment agreement as well as her resignation following certain events that will be deemed a termination without cause)). The employment agreement also provides that any amounts received by her in connection with a change in control will be reduced if, pursuant to the excise tax provisions of the Code relating to “parachute payments,” such reduction would result in a greater after-tax benefit to her.

Daniel Emerson

Pursuant to the terms of Mr. Emerson’s employment agreement, Mr. Emerson will be entitled to receive the following severance benefits following a termination by the Company without cause (including his resignation following certain events that will be deemed a termination without cause): (i) for a period of 12 months following such termination of employment, continuation of his base salary and continued participation in Company welfare benefit plans (including, without limitation, any medical benefits in which he participates) on the same terms and conditions as in effect at the time of the event triggering his entitlement to severance; (ii) immediate vesting of all restricted equity previously granted to him; (iii) subject to the effective date of Mr. Emerson’s termination, payment of the following lump sum amounts: (x) any accrued but unpaid bonuses earned in respect of prior years; (y) if the termination is effective during the first half of the year, a lump sum payment equivalent to the sum of (1) the accrued but unpaid bonus for the prior fiscal year and (2) 50% of the target bonus for which Mr. Emerson would otherwise have been eligible in the current fiscal year; or (z) if such termination occurs during the second half of the year, a lump sum payment equivalent to the sum of (1) the accrued but unpaid bonus for the prior fiscal year and (2) the target bonus for which Mr. Emerson would otherwise have been eligible in the current fiscal year. Mr. Emerson has agreed not to solicit any of the Company’s customers or personnel during his employment and for one year following any termination of his employment, all on the terms set forth in the employment agreement.

CIC Severance Plan

Pursuant to the CIC Severance Plan, certain eligible employees, including Ms. Goldstein and Mr. Emerson may receive certain benefits upon a termination of employment either by the Company without “cause” or voluntarily for “good reason,” in either case during the 12-month period following a change in control of the Company. The benefits that Ms. Goldstein and Mr. Emerson would be entitled to receive upon a qualifying termination of employment under the CIC Severance Plan consist of the following:

•	a cash severance payment equal to 150% of the sum of the NEO’s annual base salary and target annual bonus or incentive opportunity;

•	continued health benefits for a period of 18 months; and

•	full and immediate vesting of all outstanding and unvested equity awards.

For purposes of the CIC Severance Plan, Ms. Goldstein and Mr. Emerson will be deemed to have resigned for “good reason” if the resignation occurs or occurred, as applicable, in connection with any of the events specified in the employment agreements, such that the resignation would be or would have been, as applicable, tantamount to a termination without cause under the terms of the employment agreements. For purposes of the CIC Severance Plan, “cause” generally means a participant’s continued failure to substantially perform the participant’s duties after receipt of notice from the Company, a participant’s criminal conviction which is demonstrably injurious to the Company, a participant’s felony conviction, a participant’s gross negligence which affects the Company or a participant’s failure to adhere to the Company’s written policies or to cooperate in any investigation or inquiry involving the Company.

Severance benefits provided under the CIC Severance Plan are subject to reduction to avoid any excise tax on “parachute payments” under Section 280G of the Code if the employee would benefit from such reduction as opposed to receiving the full severance benefits and paying the excise tax. All employees who accept severance payments and, if applicable, the continued health coverage under the CIC Severance Plan are required to sign a release and are subject to restrictions on the solicitation of employees and customers of the Company for a period of six months following termination as well as a non-disparagement obligation. In addition, all employees who accept any benefits under the CIC Severance Plan are subject to a duty to cooperate reasonably with the Company in any litigation relating to matters in which the employee was personally involved. We do not provide for any tax gross-ups in respect of any excise taxes on parachute payments.

The tables below set forth amounts to be paid or benefits received by those NEOs entitled to receive any amounts or benefits upon termination of their employment or a change in control, assuming the applicable triggering event occurred on March 31, 2017.

Lainie Goldstein	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)		Change in Control Without Termination ($)
Cash Payment	1,725,126	—	1,725,126		—
Continuation of Medical Insurance	15,229	—	15,229		—
Acceleration of Equity Awards(2)	15,121,674	15,121,674	15,121,674		—
Pro-rated Bonus	473,564	473,564	710,346		—
Stay Bonus	—	—	338,260		338,260

Total Termination Benefits	17,335,593	15,595,238	17,910,635	(3)	338,260	(3)

Daniel Emerson	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)		Change in Control Without Termination ($)
Cash Payment	500,000	—	750,000		—
Continuation of Welfare Benefits	11,527	—	28,823		—
Acceleration of Equity Awards(2)	4,326,591	—	4,326,591		—
Pro-rated Bonus	250,000	—	375,000		—

Total Termination Benefits	5,088,118	—	5,480,414	(3)	—

(1)

Under Ms. Goldstein’s and Mr. Emerson’s employment agreements, a termination without cause includes a resignation following certain events so as to be deemed a termination by the Company without cause and for Ms. Goldstein, the Company’s non-renewal of the employment agreement. For purposes of Ms. Goldstein’s and Mr. Emerson’s employment agreements, “cause” generally means such person’s continued failure to substantially perform duties under the employment agreement after receipt of notice from the Company, such person’s criminal conviction which is demonstrably injurious to the Company, such person’s felony conviction, such person’s gross negligence which significantly affects the Company or such person’s material failure to adhere to the Company’s material written policies or to cooperate in any investigation or inquiry involving the Company. For purposes of Ms. Goldstein’s and Mr. Emerson’s employment agreements, Ms. Goldstein’s or Mr. Emerson’s resignation in connection with the following events will be tantamount to a termination without cause: a material breach of the employment agreement by the Company, a material diminution in such person’s title, status, position or responsibilities, the Company’s failure to timely pay compensation due under the employment agreement, a material reduction in such person’s salary or any reduction in target bonus, assignment of duties to such person which are materially inconsistent with the duties set forth in the employment agreement, relocation of such person’s principal place of employment beyond 10 miles from its then-current location or the failure of any successor to assume the Company’s obligations under the employment agreement.
(2)	The value of the equity awards is calculated by multiplying the number of shares of restricted stock and RSUs that accelerate by the per share closing price of the Company’s common stock of $59.27 on March 31, 2017.
(3)	In the event that the total amounts payable in connection with a change in control to Ms. Goldstein or Mr. Emerson would trigger an excise tax on “parachute payments” under Section 280G of the Code, then the total amounts payable in the scenarios illustrated in this table would be reduced in order to avoid triggering the excise tax if they would benefit from such reduction as opposed to paying the excise tax.

Compensation of Directors During 2017 Fiscal Year

The Compensation Committee reviews and makes recommendations to the Board regarding the form and amount of compensation for non-employee directors. Typically, on an annual basis, the Committee considers a board compensation study by its independent compensation consultant to support the Committee in its deliberations.

Such compensation may include, but is not limited to, the following elements: board or committee retainer, board or committee meeting fees, committee chair retainer or fees, equity compensation, benefits and perquisites.

All directors, other than Mr. Zelnick, are regarded as non-employee directors. The key elements of the compensation payable to our non-employee directors are as follows:

Component			Value of Award Under Current Policy	Notes
Annual Retainer	For Each Non-Employee Director		$250,000	$190,000 restricted stock(1) / $60,000 cash
Lead Independent Director Additional Fees	For Lead Independent Director		$200,000	$100,000 restricted stock / $100,000 cash
Committee Fees	Audit Committee	Chair	$35,000	—
		Other Members	$17,500	—
	Compensation Committee	Chair	$25,000	—
		Other Members	$12,500	—
	Corporate Governance Committee	Chair	$20,000	—
		Other Members	$10,000	—
	Executive Committee	Chair	N/A	Lead Independent Director Services as Executive Committee Chair for no additional fee
		Other Independent Members	$25,000	—

(1)	On December 10, 2015, the Compensation Committee recommended, and the Board of Directors approved, effective for fiscal 2017, an increase to the restricted stock portion of the annual retainer to $190,000. On December 8, 2016, the Compensation Committee recommended, and the Board of Directors approved, effective for fiscal 2018, an increase to the restricted stock portion of the annual retainer to $200,000.

Each non-employee director may make an irrevocable election to receive 100% of annual retainer and committee fees in shares of restricted stock. For fiscal 2017, Mr. Bowman received 100% of these fees in restricted stock.

The restricted stock portion of the annual retainer is granted to the non-employee directors in four equal quarterly installments and such shares vest on the first anniversary of the grant date (discussed below). Grants of restricted stock are generally made on the fifth trading day following the filing of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable. The number of shares of restricted stock granted is determined by dividing the dollar value of the restricted stock to be delivered by the average of the closing prices of our common stock on the ten trading days prior to the fifth trading day following the filing of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable.

Under the existing Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan and under the proposed Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan, the maximum value of awards granted to non-employee directors in any one calendar year, together with any cash fees paid to such directors during such calendar year in respect of such director’s service as a member of the Board of Directors during such year, may not, absent extraordinary circumstances, exceed $750,000 in total value. As determined by the Compensation

Committee in its discretion, this limit may be increased for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual non-employee directors; provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Reimbursement of Certain Expenses. Non-employee directors are reimbursed for travel expenses to attend Board of Directors and committee meetings and to attend director education seminars in accordance with policies approved from time to time.

Director Stock Ownership Requirements. The Board of Directors updated its existing stock ownership requirements for non-employee directors of the Company in December 2014. Under these requirements, non-employee directors are required to own shares of common stock having a value equal to five times the annual cash retainer. Before December 2014, non-employee directors were required to own shares of common stock having a value equal to three times the annual cash retainer. Current non-employee directors are required to achieve such stock position within five years after the date of the adoption of the requirements and future non-employee directors shall achieve such ownership position within five years after the date of their election to the Board of Directors. Information regarding executive officer stock ownership requirements is set forth in this Proxy Statement under “Compensation Discussion and Analysis.” Each independent director serving on the Board of Directors for more than one year actually owned shares in excess of the requirements as of record date.

Director Compensation Table

The following table sets forth information concerning the compensation of the Company’s non-employee directors during fiscal 2017.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Robert A. Bowman	95,000	(2)	190,000	285,000
Michael Dornemann	200,000		290,000	490,000
J Moses	92,500		190,000	282,500
Michael Sheresky	120,000		190,000	310,000
LaVerne Srinivasan(3)	2,917		—	2,917
Susan Tolson	77,500		190,000	267,500
Strauss Zelnick	—		—	—

(1)	Represents the aggregate grant date fair value of awards granted to our directors during fiscal 2017, determined under FASB ASC Topic 718, Compensation—Stock Compensation. For additional information with respect to stock awards granted during fiscal 2017, see Note 15 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2017. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors. As of March 31, 2017, Messrs. Bowman, Dornemann, Moses and Sheresky, and Mses. Srinivasan and Tolson held 4,322, 6,597, 4,322, 4,322, 0, and 4,322 outstanding unvested restricted stock awards, respectively.
(2)	For fiscal 2017, Mr. Bowman elected to receive all of his annual retainer and committee fees in shares of common stock. In accordance with SEC regulations, these amounts are reported in the table as fees earned or paid in cash, rather than as stock awards. On May 26, 2016, August 12, 2016, November 10, 2016 and February 15, 2017, respectively, 644, 581, 508, and 427 shares of stock were granted to Mr. Bowman, with grant date fair values of $38.65, $41.34, $46.94, and $59.44, respectively, as computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation.
(3)

Ms. Srinivasan was appointed to the Board of Directors effective March 17, 2017. On June 1, 2017, Ms. Srinivasan received a grant of 792 shares of restricted stock with a grant date fair value of $61,871.04, as computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. 108 of such shares relate to Mr. Srinivasan’s tenure as a director during fiscal 2017.

Compensation Committee Interlocks and Insider Participation

During fiscal 2017, Messrs. Dornemann, Moses and Sheresky served as members of the Compensation Committee. During fiscal 2017:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Board of Directors.

VOTING SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 17, 2017 (unless otherwise noted) relating to the beneficial ownership of shares of the common stock by (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding common stock, (ii) each current director, (iii) each director nominee, (iv) each of the NEOs and (v) all current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Common Stock Beneficially Owned
BlackRock, Inc.(3)	10,459,579	9.89%
The Vanguard Group, Inc.(4)	7,360,571	6.96%
Strauss Zelnick(5)	897,100	*
Karl Slatoff(6)	602,217	*
Lainie Goldstein(7)	410,019	*
Daniel Emerson(8)	98,461	*
Robert A. Bowman	132,951	*
J Moses	12,437	*
Michael Sheresky	68,417	*
Michael Dornemann	16,394	*
LaVerne Srinivasan	792	*
Susan Tolson	17,851	*
All directors and executive officers as a group (10 persons)(9)	1,654,422	1.55%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. The address for Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(2)	Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days after July 17, 2017 and is not deemed to be the beneficial owner of securities that may not be acquired within 60 days after July 17, 2017. Each beneficial owner’s percentage ownership is determined by assuming that exercisable securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days after July 17, 2017 have been exercised.
(3)	Based on information contained in a report on Schedule 13G/A filed with the SEC on January 17, 2017.
(4)	Based on information contained in a report on Schedule 13G/A filed with the SEC on February 10, 2017. The Vanguard Group, Inc. reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 162,082 shares of common stock as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 13,917 shares of common stock as a result of its serving as investment manager of Australian investment offerings.
(5)

Mr. Zelnick is a partner at ZelnickMedia. The shares listed include 184,883 shares of common stock held by Zelnick/Belzberg Living Trust (such shares are indirectly held by Mr. Zelnick), 110,000 shares of common stock held by the Wendy Jay Belzberg 2012 Family Trust (such shares are indirectly held by Mr. Zelnick) and 602,217 RSUs held by ZelnickMedia (such units are not held individually by Mr. Zelnick). Mr. Zelnick disclaims beneficial ownership of the securities held by each of the Zelnick/Belzberg Living Trust, the Wendy Jay Belzberg 2012 Family Trust and ZelnickMedia except to the extent of his pecuniary interest therein. The 602,217 RSUs held by ZelnickMedia consist of (a) unvested RSUs granted to ZelnickMedia on May 20, 2016 settleable for up to 372,935 shares of common stock and (b) unvested RSUs granted to ZelnickMedia on May 25, 2017 settleable for up to 229,282 shares of common stock. A portion of each grant is subject to time-based vesting and the other portion is subject to performance-based vesting. The 2016 grant will vest, if at all, on April 1, 2018, and the 2017 grant will vest, if at all, on April 4, 2019, subject in each case to acceleration or forfeiture under certain circumstances.
(6)	Mr. Slatoff is a partner at ZelnickMedia. The shares listed include 602,217 RSUs held by ZelnickMedia (such units are not held individually by Mr. Slatoff). Mr. Slatoff disclaims beneficial ownership of the securities held by ZelnickMedia except to the extent of his pecuniary interest therein. The 602,217 RSUs held by ZelnickMedia consist of (a) unvested RSUs granted to ZelnickMedia on May 20, 2016 settleable for up to 372,935 shares of common stock and (b) unvested RSUs granted to ZelnickMedia on May 25, 2017 settleable for up to 229,282 shares of common stock. A portion of each grant is subject to time-based vesting and the other portion is subject to performance-based vesting. The 2016 grant will vest, if at all, on April 1, 2018, and the 2017 grant will vest, if at all, on April 4, 2019, subject in each case to acceleration or forfeiture under certain circumstances.
(7)	The shares listed include (i) 160,291 shares of common stock held by Ms. Goldstein, (ii) 151,267 unvested performance-based restricted stock awards held by Ms. Goldstein, (iii) 15,429 unvested time-based RSUs held by Ms. Goldstein, and (iv) 83,032 unvested performance-based RSUs held by Ms. Goldstein. Such unvested awards will vest, or fail to vest, in accordance with the terms of the applicable award agreements.
(8)	The shares listed include (i) 15,429 unvested time-based RSUs held by Mr. Emerson, and (ii) 83,032 unvested performance-based RSUs held by Mr. Emerson. Such unvested awards will vest, or fail to vest, in accordance with the terms of the applicable award agreements.
(9)	The 602,217 RSUs held by ZelnickMedia, and beneficially owned by Messrs. Zelnick and Slatoff, are only included once.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

The Company is party to a Management Agreement, dated as of March 10, 2014, and effective April 1, 2014 (the “2014 Management Agreement”), with ZelnickMedia. The 2014 Management Agreement replaced the Company’s previous Management Agreement with ZelnickMedia, dated as of May 20, 2011 (the “2011 Management Agreement”), which in turn had superseded the Company’s original Management Agreement with ZelnickMedia, dated as of March 30, 2007, as amended as of July 27, 2007 and February 14, 2008 (the “Original Management Agreement”). Upon its effectiveness, the 2014 Management Agreement superseded and replaced the 2011 Management Agreement and the Original Management Agreement, except as otherwise contemplated in the 2014 Management Agreement.

Under the terms of the 2014 Management Agreement, ZelnickMedia provides financial and management consulting services to the Company.

Term and Personnel. The 2014 Management Agreement provides for a term through March 31, 2019, unless earlier terminated in accordance with its terms. Under the 2014 Management Agreement, ZelnickMedia continues to provide certain individuals as it deems appropriate for the performance of the 2014 Management Agreement. Specifically (i) Mr. Zelnick serves as Executive Chairman of the Board of Directors and CEO of the Company, (ii) Mr. Slatoff serves as the Company’s President, and (iii) other ZelnickMedia personnel as appropriate provide services to the Company on a project-by-project, as needed basis.

If Mr. Zelnick or any other employee of ZelnickMedia acting in an executive capacity for the Company pursuant to the 2014 Management Agreement is unable or unavailable to serve in such capacity (other than due to a termination by the Company without Cause or their resignation for Good Reason (as such terms are defined in such person’s employment agreement with the Company or, in the case of Mr. Zelnick, in the 2014 Management Agreement)), and ZelnickMedia is unable to provide a qualified individual within a reasonable period of time to serve in such capacity who is reasonably satisfactory to the Board of Directors, then the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation from ZelnickMedia’s compensation under the 2014 Management Agreement (with such deduction limited to no more than 60% of the aggregate compensation payable to ZelnickMedia if such person replaces Mr. Zelnick and no more than 40% of the aggregate compensation payable to ZelnickMedia if such person replaces Mr. Slatoff).

Management Fee and Annual Bonus Opportunity. Under the 2014 Management Agreement, the Company pays a monthly management fee equal to $247,500 per month ($2,970,000 annualized). The management fee will not be increased or decreased during the term of the 2014 Management Agreement. In addition to the monthly management fee, ZelnickMedia receives an annual bonus, subject to the achievement by the Company of certain performance thresholds in respect of each of the five fiscal years ending March 31, 2015, 2016, 2017, 2018 and 2019. For each fiscal year, the annual bonus opportunity ranges from $0 (at 80% of the Target, as defined in the 2014 Management Agreement) to $4,752,000 (at 150% of the Target or greater). The annual bonus opportunity will not be increased or decreased during the term of the 2014 Management Agreement. If the 2014 Management Agreement is terminated by the Company without Cause (as defined in the 2014 Management Agreement) or by ZelnickMedia for Good Reason (as defined in the 2014 Management Agreement) (whether before or after a Change in Control (as defined in the 2014 Management Agreement)), ZelnickMedia is entitled to be paid on the date of termination an amount equal to the sum of (i) the earned but unpaid portion of the management fee, (ii) any accrued but unpaid annual bonus for a completed fiscal year and (ii) three times the sum of the per annum management fee plus the Target bonus amount.

Expense Reimbursement. Under the 2014 Management Agreement, ZelnickMedia is entitled to the reimbursement of reasonable out-of-pocket expenses in connection with the 2014 Management Agreement and the rendering of services thereunder.

Limits on Compensation. Under the 2014 Management Agreement, no more than 60% of the aggregate compensation payable to ZelnickMedia under the 2014 Management Agreement (whether in the form of the management fee, the annual bonus or the RSU awards) shall be received by or conveyed to Mr. Zelnick (or such other employee of ZelnickMedia that serves as Executive Chairman and CEO of the Company) and no more than 40% of such aggregate compensation shall be received by or conveyed to Mr. Slatoff (or such other employee of ZelnickMedia that serves as the President of the Company).

Restrictions on Sale of Vested Stock. Under the 2014 Management Agreement, prior to March 31, 2019 (or earlier in the event of a Change in Control) ZelnickMedia and any Subject Person (as defined in the 2014 Management Agreement) are prohibited from selling or otherwise disposing of any shares of common stock of the Company, if the Market Value (as defined in the 2014 Management Agreement) of all shares of common stock of the Company (including any options, restricted stock and RSUs), after giving effect to such proposed sale or other disposition, owned by ZelnickMedia and each Subject Person in the aggregate as of the trading day immediately preceding the date of the proposed sale or disposition, would be less than five times (5x) the per annum management fee (excluding any bonuses).

Awards under the 2014 Management Agreement

Under the 2014 Management Agreement, as further described below, the Company has granted RSUs to ZelnickMedia on April 1, 2014 (the “2014 Restricted Units”), May 20, 2015 (the “2015 Restricted Units”), May 20, 2016 (the “2016 Restricted Units”) and May 25, 2017 (the “2017 Restricted Units”, and together with the 2014 Restricted Units, the 2015 Restricted Units and the 2016 Restricted Units, the “Restricted Units”) under the 2009 Plan. The 2014 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement, dated April 1, 2014, as amended, by and between the Company and ZelnickMedia (the “2014 Restricted Unit Agreement”). The 2015 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement, dated May 20, 2015, as amended, by and between the Company and ZelnickMedia (the “2015 Restricted Unit Agreement”). The 2016 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement, dated May 20, 2016, by and between the Company and ZelnickMedia (the “2016 Restricted Unit Agreement”). The 2017 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement, dated May 25, 2017, by and between the Company and ZelnickMedia (the “2017 Restricted Unit Agreement”, and together with the 2014 Restricted Unit Agreement, the 2015 Restricted Unit Agreement and the 2016 Restricted Unit Agreement, the “Restricted Unit Agreements”). Under the 2014 Management Agreement, the Company, in its discretion, may grant additional annual equity awards to ZelnickMedia over the course of the term of the 2014 Management Agreement.

2014 Restricted Units.

Time-Based Award. The Company issued to ZelnickMedia 178,654 time-based RSUs (such number determined by dividing $3,850,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2014), all of which units vested on May 20, 2016 (the “2014 Time-Based Award”).

Performance-Based Award. The Company granted ZelnickMedia 440,836 performance-based RSUs (the “2014 Performance Award”), which represents the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 220,418 determined by dividing $4,750,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2014). The 2014 Performance Award was divided into the following three categories based on the applicable performance-vesting criteria (as described in the 2014 Restricted Unit Agreement): New IP Performance-Based Units, Major IP Performance-Based Units, and TSR

Performance-Based Units. The results and payout levels for the 2014 Performance Award, which vested, or failed to vest, on May 20, 2016, are as follows:

2014 Performance Award Vested (#)			2014 Performance Award Forfeited (#)
Based on Achievement of New IP Performance- Vesting Criteria	Based on Achievement of Major IP Performance- Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of New IP Performance- Vesting Criteria	Based on Achievement of Major IP Performance- Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria
27,526	55,104	330,628	27,578	0	0

2015 Restricted Units.

Time-Based Award. The Company issued to ZelnickMedia 151,575 time-based RSUs (such number determined by dividing $3,850,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2015), all of which units will vested on April 4, 2017 (the “2015 Time-Based Award”).

Performance-Based Award. The Company granted ZelnickMedia 374,016 performance-based RSUs (the “2015 Performance Award”), which represents the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 187,008 determined by dividing $4,750,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2015). The 2015 Performance Award was divided into the following three categories based on the applicable performance-vesting criteria (as described in the 2015 Restricted Unit Agreement): New IP Performance-Based Units, Major IP Performance-Based Units, and TSR Performance-Based Units. The results and payout levels for the 2015 Performance Award, which vested, or failed to vest, on April 4, 2017, are as follows:

2015 Performance Award Vested (#)			2015 Performance Award Forfeited (#)
Based on Achievement of New IP Performance- Vesting Criteria	Based on Achievement of Major IP Performance- Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of New IP Performance- Vesting Criteria	Based on Achievement of Major IP Performance- Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria
0	46,752	280,512	46,752	0	0

2016 Restricted Units.

Time-Based Award. The Company issued to ZelnickMedia 107,551 time-based RSUs (such number determined by dividing $3,850,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2016), which units will vest on April 1, 2018, provided that the 2014 Management Agreement has not been terminated prior to such date (the “2016 Time-Based Award”). Notwithstanding the foregoing, the 2016 Time-Based Award will immediately vest in full if the 2014 Management Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason. Conversely, ZelnickMedia will forfeit to the Company all 2016 Restricted Units under the 2016 Time-Based Award if the 2014 Management Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason prior to April 1, 2018.

Performance-Based Award. The Company granted ZelnickMedia 265,384 performance-based RSUs (the “2016 Performance Award”), which represents the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 132,692 determined by dividing $4,750,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2016) and which have been divided into three categories of vesting as follows: (i) on April 1, 2018, a number of New IP Performance-Based Units (as defined in the 2016

Restricted Unit Agreement) will vest equal to the product of (x) the target number of New IP Performance-Based Units in such vesting tranche (16,587) multiplied by (y) the New IP Vesting Percentage (as defined in the 2016 Restricted Unit Agreement) on the trading day immediately preceding April 1, 2018, which ranges from 0% to 200%, (ii) on April 1, 2018, a number of Major IP Performance-Based Units (as defined in the 2016 Restricted Unit Agreement) will vest equal to the product of (x) the target number of Major IP Performance-Based Units in such vesting tranche (16,586) multiplied by (y) the Major IP Vesting Percentage (as defined the 2016 Restricted Unit Agreement) on the trading day immediately preceding April 1, 2018, which ranges from 0% to 200%, and (iii) on April 1, 2018, a number of TSR Performance-Based Units (as defined in the 2016 Restricted Unit Agreement) will vest equal to the product of (x) the target number of TSR Performance-Based Units in such vesting tranche (99,519) multiplied by (y) the TSR Vesting Percentage (as defined in the 2016 Restricted Unit Agreement) on the trading day immediately preceding April 1, 2018, which ranges from 0% to 200%. See “Compensation Discussion and Analysis—NEO Compensation Structure and Pay-for-Performance Principles—Compensation of Mr. Zelnick and Mr. Slatoff” for more information on the performance-based vesting criteria.

In the event that any portion of the 2016 Performance Award will not have vested as of April 1, 2018 or upon a termination of the 2014 Management Agreement by the Company for Cause or by ZelnickMedia without Good Reason, ZelnickMedia will forfeit to the Company any and all 2016 Restricted Units that have not vested as of such date.

2017 Restricted Units.

Time-Based Award. The Company issued to ZelnickMedia 66,122 time-based RSUs (such number determined by dividing $3,850,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2017), which units will vest on April 4, 2019, provided that the 2014 Management Agreement has not been terminated prior to such date (the “2017 Time-Based Award”, and together with the 2014 Time-Based Award, the 2015 Time-Based Award and the 2016 Time-Based Award, the “Time-Based Awards”). Notwithstanding the foregoing, the 2017 Time-Based Award will immediately vest in full if the 2014 Management Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason. Conversely, ZelnickMedia will forfeit to the Company all 2017 Restricted Units under the 2017 Time-Based Award if the 2014 Management Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason prior to April 4, 2019.

Performance-Based Award. The Company granted ZelnickMedia 163,160 performance-based RSUs (the “2017 Performance Award”, and together with the 2014 Performance Award, the 2015 Performance Award and the 2016 Performance Award, the “Performance Awards”), which represents the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 81,580 determined by dividing $4,750,000 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to April 1, 2017) and which have been divided into three categories of vesting as follows: (i) on April 4, 2019, a number of New IP Performance-Based Units (as defined in the 2017 Restricted Unit Agreement) will vest equal to the product of (x) the target number of New IP Performance-Based Units in such vesting tranche (10,198) multiplied by (y) the New IP Vesting Percentage (as defined in the 2017 Restricted Unit Agreement) on March 29, 2019, which ranges from 0% to 200%, (ii) on April 4, 2019, a number of Major IP Performance-Based Units (as defined in the 2017 Restricted Unit Agreement) will vest equal to the product of (x) the target number of Major IP Performance-Based Units in such vesting tranche (10,197) multiplied by (y) the Major IP Vesting Percentage (as defined the 2017 Restricted Unit Agreement) on March 29, 2019, which ranges from 0% to 200%, and (iii) on April 4, 2019, a number of TSR Performance-Based Units (as defined in the 2017 Restricted Unit Agreement) will vest equal to the product of (x) the target number of TSR Performance-Based Units in such vesting tranche (61,185) multiplied by (y) the TSR Vesting Percentage (as defined in the 2017 Restricted Unit Agreement) on March 29, 2019, which ranges from 0% to 200%.

In the event that any portion of the 2017 Performance Award will not have vested as of April 4, 2019 or upon a termination of the 2014 Management Agreement by the Company for Cause or by ZelnickMedia without

Good Reason, ZelnickMedia will forfeit to the Company any and all 2017 Restricted Units that have not vested as of such date.

Treatment of Awards.

Upon a termination of the 2014 Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason, any then-unvested restricted stock or units granted pursuant to the Performance Awards (including any restricted stock or units granted to ZelnickMedia during the term of the 2014 Management Agreement on or after April 1, 2014) will vest on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control (as defined in the 2014 Management Agreement), for TSR Performance-Based Units (as defined in the applicable Restricted Unit Agreement), based on the actual level of performance achieved for each applicable performance measure as of the date of termination.

If the Company and ZelnickMedia fail to enter into a new management agreement on substantially similar terms in the aggregate as those provided under the 2014 Management Agreement upon the expiration of the term of the 2014 Management Agreement or otherwise fail to agree to extend the term of the 2014 Management Agreement, all unvested time-vesting restricted stock or units granted during the term of the 2014 Management Agreement on or after April 1, 2014 will vest upon such expiration and all then-unvested performance-vesting restricted stock or units will vest based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control, for TSR Performance-Based Units (as defined in the applicable Restricted Unit Agreement), based on the actual level of performance achieved for each applicable performance measure as of the date of termination.

If a Change in Control occurs during the term of the 2014 Management Agreement, the 2014 Management Agreement will not automatically terminate and all unvested RSUs granted pursuant to the applicable Restricted Unit Agreement will vest as set forth in the applicable Restricted Unit Agreement, except that any restricted stock or units granted to ZelnickMedia on or after April 1, 2014 will vest upon the earlier to occur of (x) a termination of the 2014 Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason or (y) the second anniversary of the applicable date of grant, and, with respect to any performance-based restricted stock or units, in each case, based on the assumption of that the applicable performance measure was achieved at the target level of performance for the applicable performance period. As of March 31, 2017, all shares of restricted stock or units granted prior to April 1, 2014 (including any awards granted pursuant to the 2011 Management Agreement or the Original Management Agreement) have vested and/or have been forfeited pursuant to their terms.

Settlement of Restricted Units.

Pursuant to the 2014 Management Agreement, the Company will have the right to elect to settle the RSUs granted to ZelnickMedia pursuant to the 2014 Management Agreement in shares of the Company’s common stock that will be issued pursuant to the 2009 Plan.

Registration Statement. Pursuant to the 2014 Management Agreement, within 45 days following the request of ZelnickMedia, the Company will file a Registration Statement on Form S-3 registering for resale any of the shares of the Company’s common stock issuable pursuant to awards granted to ZelnickMedia under the Restricted Unit Agreements. The Company filed a registration statement on Form S-3 on May 25, 2017 covering such shares.

The foregoing descriptions of the 2014 Management Agreement and the Restricted Unit Agreements (including the Time-Based Awards and the Performance Awards issuable to ZelnickMedia thereunder) are only a summary and are qualified in their entirety by reference to the full text of the 2014 Management Agreement (and the 2014 Restricted Unit Agreement attached as Exhibit A thereto), which is attached as Exhibit 10.1 to the

Company’s Current Report on Form 8-K dated March 10, 2014 and incorporated herein by reference, the 2015 Restricted Unit Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-3 dated May 20, 2015 and incorporated herein by reference, the 2016 Restricted Unit Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-3 dated May 20, 2016 and incorporated herein by reference, and the 2017 Restricted Unit Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-3 dated May 25, 2017 and incorporated herein by reference.

Awards Under the 2011 Management Agreement

Restricted Stock Awards. Pursuant to the 2011 Management Agreement, the Company issued time-based and performance-based restricted stock to ZelnickMedia in November 2011, as further described below.

Time-Based Award. The Company granted ZelnickMedia a restricted stock award of 1,100,000 shares of common stock that vested in four equal installments on each of the first, second and third anniversaries of April 1, 2011, and then on May 20, 2015.

Performance-Based Award. The Company granted ZelnickMedia a restricted stock award of 1,650,000 shares of common stock. Twenty-five percent of such award vested on each of the first three anniversaries of April 1, 2011 and the remaining twenty-five percent vested, in the aggregate, on May 20, May 21, May 22 and May 26, 2015, respectively (which aggregate number of shares that vested on May 20, May 21, May 22 and May 26, 2015, respectively, equal to the number of shares eligible to vest on each of the first three anniversaries on April 1, 2011), respectively, based on the Company’s total shareholder return relative to the total shareholder return of the companies that constitute the NASDAQ Composite Index (the “Peer Companies”) during each of the four fiscal years of the Company ending March 31, 2012, 2013, 2014, and 2015. To earn all of the shares, the Company needed to perform at the 75th percentile, or top quartile, of the NASDAQ Composite Index.

On April 1, 2012, the first vesting tranche included 305,250 shares, reflecting the Company’s total shareholder return relative to the total shareholder return of the Peer Companies in the 62nd percentile. On April 1, 2013, no vesting of shares occurred reflecting the Company’s total shareholder return relative to the total shareholder return of the Peer Companies below the 50th percentile. On April 1, 2014, 486,750 shares vested, reflecting the Company’s total shareholder return relative to the total shareholder return of the Peer Companies in the 59th percentile for the third vesting tranche (using reference date of April 1, 2013), and the 50th percentile for the previously unvested portions of the first and second tranches (using reference date of April 1, 2011). On May 20, May 21, May 22 and May 26, 2015, an aggregate of 833,250 shares vested, reflecting the Company’s total shareholder return relative to the total shareholder return of the Peer Companies in the 91st percentile for the fourth vesting tranche (using reference date of April 1, 2014), and the 74th percentile for the previously unvested portions of the first, second and third tranches (using reference date of April 1, 2011).

Registration Statement. Pursuant to the 2011 Management Agreement, within 45 days following the request of ZelnickMedia, the Company will file a Registration Statement on Form S-3 registering for resale any shares of the Company’s common stock issuable pursuant to awards granted to ZelnickMedia under the 2011 Management Agreement. The Company filed a registration statement on Form S-3 on May 20, 2015 covering the resale of certain of such shares.

The foregoing descriptions of the 2011 Management Agreement and the related restricted stock award agreements are only a summary and are qualified in their entirety by reference to the full text of the 2011 Management Agreement (and the restricted stock award agreements attached as Exhibit A thereto), which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 24, 2011 and incorporated herein by reference, and the amendments to the restricted stock award agreements, which are filed as Exhibits 10.2 and 10.3 to the Company’s Quarterly Report on Form 10-Q filed on February 6, 2015 and Exhibits 10.5 and 10.6 to the Company’s Registration Statement on Form S-3 dated May 20, 2015 and incorporated herein by reference.

Policy on Transactions with Related Persons

The Board of Directors has adopted a policy requiring that any transaction: (1) involving the Company or any of its subsidiaries and (2) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest; be approved or ratified by a majority of the independent directors of the full Board of Directors.

In determining whether to approve or ratify any such transaction, the independent directors of the Board of Directors must consider, in addition to other factors deemed appropriate, whether the transaction is on terms no less favorable to the Company than those involving unrelated parties. No director may participate in any review, approval or ratification of any transaction if the director, or an immediate family member of such director, has a direct or indirect material interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

The members of our Board of Directors, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our common stock and their common stock holdings for fiscal 2017, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock.

ADOPTION OF THE 2017 STOCK INCENTIVE PLAN

(Proposal 4)

EXECUTIVE SUMMARY OF PROPOSAL
Summary of Proposal:

The Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “2017 Plan”) will allow the Company to make future stock- and cash-based awards to eligible participants in furtherance of the Company’s broader compensation strategy and philosophy. The Company is requesting shareholder approval of the 2017 Plan in order to comply with the shareholder approval requirements of:

•  The NASDAQ Stock Market for the listing of shares of the Company’s common stock;

•  Section 162(m) of the Code to allow the grant of cash incentive and stock awards intended to qualify as performance-based compensation; and

•  Section 422 of the Code to allow the grant of incentive stock options.

Number of Shares Reserved for Issuance under the 2017 Plan:	7,596,111 (consisting of a new share request of 5,200,000, plus 2,396,111 shares that remained available for grant under the 2009 Plan as of June 30, 2017)

The proposed share reserve will be reduced on a share-for-share basis by any new equity awards granted under the 2009 Plan after June 30, 2017.

Number of Shares Available for Grant under the 2009 Plan:	2,396,111 as of June 30, 2017

Number of Shares Subject to Outstanding Awards under the 2009 Plan:	3,079,887 as of June 30, 2017

Number of Total Shares of Common Stock Outstanding:	105,185,756 as of June 30, 2017

Uses of Equity Compensation:	• Equity is an essential tool to attract and retain highly-skilled creative talent, and it aligns the interests of creative employees with shareholders.
• Our creative employees at our wholly-owned labels, Rockstar Games and 2K, drive our business, are critical to our continued success, and help us build shareholder value.
• Equity incentives are used throughout Take-Two, beyond the executive level.
• Almost two-thirds of our employees work in our development studios and have highly specialized technical capabilities to develop software titles for multiple platforms.
• Two-thirds of equity grants to non-ZelnickMedia NEOs, and more than half of the equity grants to ZelnickMedia, are performance-based and, therefore, at risk.

• In fiscal 2017, 52% of equity awards were used to retain creative talent.

Certain Plan Highlights:	• Limits on awards to individual participants
• Non-liberal recycling of shares used to satisfy tax withholding obligations or as payment for the exercise price or base price for stock options and SARs
• No evergreen provision for share reserve
• Dividends and dividend equivalents on awards do not vest and are not paid until the award is earned and vested
• Annual compensation limits for non-employee directors
• No repricing of underwater stock options or SARs without shareholder approval
• No discounted stock options or SARs
• Clawback provisions
• Non-liberal change in control provisions
• No automatic grants
• Double-trigger acceleration of vesting for equity assumed or substituted for in connection with a change in control

Background

On July 26, 2017, the Board of Directors adopted the 2017 Plan, subject to approval by the Company’s shareholders. If approved by the shareholders, the 2017 Plan will become effective and will succeed the 2009 Plan. The 2009 Plan will be terminated effective upon shareholder approval of the 2017 Plan and from and after the date of such approval no additional awards may be made under the 2009 Plan. This proposal will not affect the terms and conditions of any outstanding awards granted under the 2009 Plan. If the 2017 Plan is not approved by the shareholders, the 2017 Plan will be null and void, but the 2009 Plan will remain in full force and effect in accordance with its terms and conditions until February 18, 2019. No awards will be granted pursuant to the 2017 Plan until it is approved by the Company’s shareholders.

Under the 2017 Plan, the Company will be authorized to issue up to 5,200,000 shares of common stock, plus 2,396,111 shares of common stock available for grant under the 2009 Plan as of June 30, 2017 (subject to reduction on a share-for-share basis by the number of shares of common stock that become subject to grants under the 2009 Plan after June 30, 2017). In addition, the number of shares of common stock available for issuance under the 2017 Plan will be subject to increase by any shares of common stock subject to an award outstanding under the 2009 Plan after June 30, 2017 (a “Prior Plan Award”) that becomes eligible for reuse pursuant to the share recycling provisions of the 2017 Plan, as described below. Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that the Company merges with or into, acquires, or engages with in a similar corporate transaction) will not count against the number of shares of common stock reserved and available for issuance pursuant to the 2017 Plan (except as may be required by Section 422 of the Code). In addition, shares of common stock will not be deemed to have been issued pursuant to the 2017 Plan with respect to any portion of an award that is settled in cash.

The Board of Directors believes that approval of the 2017 Plan is essential to the Company’s continued success as it remains committed to the Company’s historical philosophy of incentivizing employees by tying a significant portion of their compensation to the interests of the Company’s shareholders. If the 2017 Plan is not approved, the Company would be at a significant disadvantage relative to its competitors for recruiting, retaining and motivating the high caliber individuals critical to our growth and profitability and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs. Since our inception, the Board has sought to align the interests of our employees with the long-term interests of shareholders through, among other things, a determination to place a significant emphasis on equity-based compensation as a component of our compensation programs. The Board of Directors believes that equity compensation of the type available for grant under the 2017 Plan, a cash- and stock-based incentive plan, furthers the Company’s goal of creating long-term value for the Company’s shareholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and shareholder value-creation, and exposes the Company’s employees to economic diminishment if the Company’s share performance lags.

Alignment of the 2017 Plan with the Interests of the Company and Shareholders

The Board of Directors believes that using equity to retain and motivate the Company’s key employees is critical to the achievement of the Company’s long-term goals and it considered the following factors, among other things, when adopting the 2017 Plan:

•

Allows us to recruit and retain top talent. The Board of Directors believes that the 2017 Plan will serve a critical role in attracting and retaining high caliber individuals essential to the Company’s success.

•

Allows us to align participant and shareholder interests. The Board of Directors believes that stock ownership by employees, consultants and non-employee directors provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our shareholders.

•

Allows us to pay for performance. The Board of Directors believes that equity compensation, by its very nature, is performance-based compensation, and that the 2017 Plan reflects our pay-for-performance philosophy and motivates our employees, consultants and non-employee directors to enhance our growth and profitability.

•

Allows us to secure tax deductions for awards to certain executives. As discussed below, the 2017 Plan allows us to grant qualified performance-based cash- and stock-based awards to certain executives that are fully deductible under Section 162(m) of the Code.

•	Allows us to maintain one single comprehensive long-term incentive plan. The Board of Directors believes that the 2017 Plan will best serve our long-term goals.

Key Features of the 2017 Plan

The 2017 Plan and the Company’s related governance practices and policies include many features that are designed to protect shareholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading “Summary of the 2017 Plan” below. The summaries in this proposal do not provide a complete description of all the provisions of the 2017 Plan and are qualified in their entirety by reference to the full text of the 2017 Plan, which is attached to this Proxy Statement as Annex B.

•

Annual limits on awards to individual participants. The 2017 Plan contains limits on the number of certain types of awards that may be granted to individual participants in a given fiscal year, as discussed below.

•

Non-liberal recycling for stock options and stock appreciation rights. The 2017 Plan provides that, with respect to stock options and stock appreciation rights, shares used to satisfy tax withholding obligations or as payment for the exercise price or base price will constitute shares delivered to the participant and will not be available for future grant under the 2017 Plan.

•

Provides for a fixed reserve of shares of common stock. The number of shares of common stock available for grant under the 2017 Plan is fixed and will not automatically increase because of an “evergreen” feature; shareholder approval is required to issue any additional shares, allowing the Company’s shareholders to have direct input on our equity compensation program.

•

Limits annual compensation for non-employee directors. The 2017 Plan imposes a $750,000 annual limit on the cash and equity compensation payable to the Company’s non-employee directors, subject to certain limited exceptions.

•	Requires minimum vesting periods for certain awards. Awards of stock options and stock appreciation rights under the 2017 Plan must vest over a period of not less than one year from the date of grant.

•	Provides for limited terms. The maximum term of a stock option or stock appreciation right under the 2017 Plan is 10 years.

•

Prohibits repricing of stock options and stock appreciation rights. The 2017 Plan prohibits the repricing of stock options and stock appreciation rights, as well as the cash buyout of underwater awards, without prior shareholder approval.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the date of grant.

•

Double-trigger vesting. Pursuant to the 2017 Plan, the vesting of awards that are assumed or substituted in connection with a change in control only accelerates as a result of the change in control if a participant experiences a qualifying termination within one year following the change in control.

•

No dividends or dividend equivalents on unearned awards. The 2017 Plan also prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned awards, including performance awards.

•

Prohibits certain detrimental activities by participants. The 2017 Plan provides that awards will be subject to forfeiture or recovery in the event that a participant engages in detrimental activities, as discussed below.

•

Non-liberal definition of change in control. The change in control definition contained in the 2017 Plan is not a “liberal” definition that would be triggered on mere shareholder approval of a transaction.

•	Clawback. Awards granted under the 2017 Plan are subject to the Company’s clawback and/or recoupment policies.

•

Limitation on amendments. Amendments to the 2017 Plan must be approved by the Company’s shareholders if shareholder approval is required by applicable law or the applicable rules of the national securities exchange on which the Company’s shares of common stock are principally listed or if the amendment would diminish the prohibitions on repricing stock options or stock appreciation rights.

•	Performance awards. The 2017 Plan allows for the grant of qualified performance-based awards intended to be fully deductible under Section 162(m) of the Code as well as other performance-based awards.

•	No automatic grants. The 2017 Plan does not provide for automatic grants to any participant.

•	Independent Compensation Committee. Our Compensation Committee consists entirely of independent directors.

•	No tax gross-ups. The 2017 Plan does not provide for any tax gross-ups.

Key Data

The following table includes information regarding the Company’s outstanding awards and shares of common stock available for future awards under the 2009 Plan as of June 30, 2017 (and without giving effect to approval of the 2017 Plan under this proposal):

2009 Plan
Total shares of common stock underlying outstanding stock options	0
Weighted average exercise price of outstanding stock options	N/A
Weighted average remaining contractual life of outstanding stock options	N/A
Total shares subject to outstanding, unvested full-value awards	3,079,887

Total shares of common stock currently available for grant	2,396,111

The Compensation Committee carefully monitors the Company’s annual burn rate and total fully-diluted overhang by granting only the number of stock-based awards that it believes is necessary to attract, reward and retain key employees, officers and other service providers. Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock incentive plan. Over the last three fiscal years, the Company has maintained an average burn rate of only 5.67% of shares of common stock outstanding per year. The following table shows the Company’s burn rate percentage over the past three fiscal years:

Key Equity Metric	2017	2016	2015
Burn Rate (1)	3.59%	6.93%	6.50%

(1)	Burn rate is calculated by dividing the number of shares of common stock subject to equity awards granted during the fiscal year by the weighted average number of shares of common stock outstanding during the fiscal year.

After giving effect to the proposed new share reserve, the total fully-diluted overhang as of June 30, 2017, would be 9.21%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of June 30, 2017.

We expect that the share reserve under the 2017 Plan, if this proposal is approved by our shareholders, will be sufficient for awards for approximately three years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2017 Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Summary of the 2017 Plan

The following is a summary of certain material features of the 2017 Plan.

Purpose

The 2017 Plan is designed to assist the Company in attracting, retaining, motivating and rewarding certain of the Company’s key employees, officers, directors and other service providers, and to promote the creation of long-term value for the Company’s shareholders by closely aligning the interests of such individuals with those of the shareholders.

Administration

The 2017 Plan will be administered by the Company’s Compensation Committee (the “Committee”), which will have the authority to designate participants, grant awards, determine the number of shares of common stock to be covered by awards, determine the terms and conditions of any awards, including when an award may be granted, and construe and interpret the 2017 Plan and related award agreements. The Committee has the authority to accelerate the vesting of outstanding awards at any time and for any reason, including upon a “corporate event” (as defined in the 2017 Plan), subject to the 2017 Plan’s double-trigger vesting limitation, or in the event of certain types of terminations of employment. To the extent permitted by applicable law, the Committee is permitted to delegate its authority under the 2017 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company (including any non-employee director of the Company or its affiliates), who is subject to Section 16 of the Exchange Act, or who is granted an award that is intended to qualify as performance-based compensation under Section 162(m) of the Code must be expressly approved by the Committee.

Shares of Stock Available for Issuance Under the 2017 Plan and Limits on Awards

Under the 2017 Plan, the Company will be authorized to issue a maximum of 5,200,000 shares of common stock plus 2,396,111 shares of common stock available for grant under the 2009 Plan as of June 30, 2017 (subject to reduction on a share-for-share basis by the number of shares of Stock that become subject to grants under the 2009 Plan after June 30, 2017). In addition, the number of shares of common stock available for issuance under the 2017 Plan will be subject to increase by any shares of common stock subject to a Prior Plan Award that becomes eligible for reuse pursuant to the share recycling provisions of the 2017 Plan, as described below. Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that the Company merges with or into, acquires, or engages with in a similar corporate transaction) will not count against the number of shares of common stock reserved and available for issuance pursuant to the 2017 Plan except as may be required by Section 422 of the Code. In addition, shares of common stock will not be deemed to have been issued pursuant to the 2017 Plan with respect to any portion of an award that is settled in cash.

If any award granted under the 2017 Plan or any Prior Plan Award expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2017 Plan. In addition, the number of shares available for awards under the 2017 Plan will be increased by any shares tendered by a participant or withheld by the Company to pay any tax withholding obligation with respect to any “full value award” (as such term is defined in the 2017 Plan) or any full value Prior Plan Award. The following shares will be deemed to constitute shares delivered to a participant and will not be deemed to again be available for delivery under the 2017 Plan: (i) shares tendered by the participant or withheld by the Company in payment of the exercise price of a stock option under the 2017 Plan or the Prior Plan, (ii) shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to “exercisable awards” (as such term is defined in the 2017 Plan) or options or stock appreciation rights under the Prior Plan, (iii) shares subject to a stock appreciation right under the 2017 Plan or the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options under the 2017 Plan or the Prior Plan.

Under the 2017 Plan, the maximum value of awards granted to non-employee directors in any one calendar year, together with any cash fees paid to such directors during such calendar year in respect of the Director’s service as a member of the Board during such year, may not, absent extraordinary circumstances, exceed $750,000 in total value. As determined by the Committee in its discretion, this limit may be increased for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual non-employee directors; provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Awards and the shares authorized under the 2017 Plan are subject to adjustment as described below under “Changes in Capital Structure.”

To the extent an award is intended to qualify as exempt performance-based compensation under Section 162(m) of the Code, the maximum number of shares of common stock subject to stock options, performance awards or stock appreciation rights that may be granted to any individual in any one calendar year may not exceed 1,000,000 per type of award and 2,000,000 in the aggregate. Similarly, the maximum value of a performance award that is denominated in dollars (as opposed to shares) and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one year may not exceed $8,000,000 (and for any performance period in excess of one year, $8,000,000, multiplied by a fraction, the numerator of which is the number of months in the performance period, and the denominator of which is 12). The maximum number of shares of common stock reserved for issuance under the 2017 Plan that may be issued or transferred upon exercise or settlement of incentive stock options is 5,200,000 shares.

Awards and the shares of common stock authorized under the 2017 Plan, as well as any individual share limits, are subject to adjustment as described below under “Changes in Capital Structure.”

The closing price of a share of common stock as reported on The NASDAQ Stock Market on July 17, 2017 was $76.10 per share of common stock.

Eligibility

The following individuals will be eligible to participate in the 2017 Plan:

•	employees and officers of the Company or its affiliates,

•	non-employee director of the Company or its affiliates;

•

other persons who provide bona fide services to the Company or its affiliates as a consultant or advisor, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its affiliates’ securities, and who are designated as eligible by the Committee, and

•	prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.

As of the date of this proposal, approximately 1,800 employees, officers, directors and other individuals are eligible to participate in the 2017 Plan.

Grants of Awards

Pursuant to the 2017 Plan, the Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards (including cash-based performance awards), and other stock-based awards. Awards will vest in accordance with the terms of the applicable award agreement. In addition, other than with respect to a “substitute award” (as such term is defined in the 2017 Plan), and except with respect to a maximum of 5% of the shares authorized for grant under the 2017 Plan, no award of options or stock appreciation rights granted under the 2017 Plan may vest over a period that is less than one year from the date of grant, except that the foregoing minimum vesting period will not apply in the event of a participant’s termination of employment without “cause,” a participant’s termination of employment due to “retirement” (as such term is defined in the 2017 Plan), death or disability, or a “corporate event,” subject to the 2017 Plan’s double-trigger vesting limitation.

Stock Options. The Company has not recently granted stock options to anyone, including the Company’s “named executive officers,” and has no present intention to grant stock options in the near term. However, to maintain maximum flexibility, the 2017 Plan allows the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options.

A stock option granted under the 2017 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Committee at the time of grant and will not be less than the fair market value of a share of common stock on the date of grant.

The maximum term of a stock option granted under the 2017 Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder). Payment of the exercise price of a stock option may be made in a manner approved by the Committee, which may include any of the following payment methods: cash, shares of common stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Committee.

The 2017 Plan provides that participants whose employment is terminated (i) for “cause” (as such term is defined in the 2017 Plan), or (ii) due to the participant’s voluntary termination (including “retirement”) after the occurrence of an event that would be grounds for a termination for “cause,” will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock options and retain their vested stock options, and will have one year (in the case of a termination by reason of “retirement,” death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock options. In addition, if a participant dies within any such post-termination exercise period, all vested stock options will be exercisable by the person(s) to whom such participant’s rights under the stock options pass by will or by the applicable laws of descent and distribution until 12 months following the date of death. The Committee may also exercise its discretion to provide for different treatment of stock options upon termination.

No incentive stock options may be granted under the 2017 Plan following the 10th anniversary of the earlier of (i) the date the 2017 Plan was adopted by the Board of Directors and (ii) the date the shareholders of the Company approve the 2017 Plan.

Stock Appreciation Rights. The Company has not recently granted stock appreciation rights to anyone, including the Company’s “named executive officers,” and has no present intention to grant stock appreciation rights in the near term. However, to maintain maximum flexibility, the 2017 Plan allows the grant of stock appreciation rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the shares of common stock over a specified period. Stock appreciation rights may be settled in shares of common stock, cash or other property, as specified in the award agreement or as determined by the Committee. The base price applicable to a stock appreciation right will be set by the Committee at the time of grant and will not be less than the fair market value of a share of common stock on the date of grant.

The maximum term of a stock appreciation right granted under the 2017 Plan is 10 years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, shares of common stock, or property as specified in the applicable award agreement or as determined by the Committee, in each case having a value in respect of each share of common stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of a share of common stock on the exercise date.

The 2017 Plan provides that participants whose employment is terminated (i) for “cause,” or (ii) due to the participant’s voluntary termination (including “retirement”) after the occurrence of an event that would be grounds for a termination for “cause,” will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights and retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of “retirement,” death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. In addition, if a participant dies within any such post-termination exercise period, all vested stock appreciation rights will be exercisable by the person(s) to whom such participant’s rights under the stock appreciation rights pass by will or by the applicable laws of descent and distribution until 12 months following the date of death. The Committee may also exercise its discretion to provide for different treatment of stock appreciation rights upon termination.

Restricted Stock. An award of restricted stock is a grant of shares of common stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a shareholder with respect to their restricted stock.

Except as otherwise provided by the Committee, in the event a participant is terminated for any reason, the vesting of the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price was $0, the unvested shares of restricted stock will be forfeited to the Company by the participant for no consideration.

Restricted Stock Units. A restricted stock unit is a notional unit representing the right to receive one share of common stock (or the cash value of one share of common stock) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award established by the Committee in the applicable award agreement, the award will be settled in shares of common stock, cash or property, as determined by the Committee in its discretion.

Except as otherwise provided by the Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, all of the participant’s unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares of common stock remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date or dates specified in the applicable award agreement.

Performance Awards. A performance award (which may be classified as a performance share, performance unit or cash award) represents the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, adjusted earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; gross profit, gross profit return on investment, or gross margin return on investment; (v) revenue, net revenue, gross revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on invested capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses or reduction in expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit; (xxiii) loss ratio or combined ratio; (xxiv) economic net income; (xxv) adjusted net income, including net income after adding back or subtracting the net effect from deferral in net revenues and related costs of goods sold, impact of business reorganization, one-time gains or losses on long-term investments, and after adding back stock based compensation, interest, depreciation, amortization and tax expenses; (xxvi) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be established by the Committee in its sole discretion; (xxvii) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; and (xxviii) to the extent that an award is not intended to qualify as performance-based compensation under Section 162(m) of the Code, or is an option or a stock appreciation right, other measures of performance selected by the Committee. The business criteria may be combined with cost of capital, assets, invested capital and shareholders’ equity to form an appropriate measure of performance and will have any reasonable definitions that the Committee may specify.

The business criteria for performance goals under the 2017 Plan must be re-approved by the Company’s shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the business criteria for performance goals in order for awards (other than stock options and stock appreciation rights) to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code. Assuming approval of this proposal, the material terms of the performance goals under the 2017 Plan will need to be re-approved by shareholders at the Company’s 2022 Annual Meeting of Shareholders.

Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, regions, or other operational units or departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance goals may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

The Committee, in its sole discretion, will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments to any of the business criteria described above, including, without limitation, for one or more of the following items of gain, loss, profit or expense: (i) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring in nature; (ii) related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses. However, in no event will any adjustment be made if the performance award is intended to qualify as performance-based compensation under Section 162(m) of the Code and such adjustment would cause the award to fail to so qualify.

Performance awards that have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, common stock or other awards under the 2017 Plan (or some combination thereof). Except as otherwise provided by the Committee, if a participant is terminated for any reason prior to the end of an applicable performance period, the participant will forfeit all performance awards held by such participant. A participant will be eligible to earn a performance award only while the participant is employed by or rendering services to the Company.

Other Stock-Based Awards. The 2017 Plan authorizes the Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to the Company’s common stock. Such awards and the terms applicable to such awards will be set forth in award agreements.

Treatment of Dividends and Dividend Equivalents on Unvested Awards. The 2017 Plan provides that, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) will either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and will only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents will be paid on options or stock appreciation rights.

Detrimental Activity. Unless otherwise determined by the Committee at the time of grant, the award agreements will provide that (i) in the event that a participant engages in “detrimental activity” (as such term is defined in the 2017 Plan) prior to the vesting of any “full value award” or the exercise of any “exercisable award,” all awards held by such participant will terminate and expire, (ii) as a condition of the exercise of an “exercisable award,” a participant will be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the participant is in compliance with the terms and conditions of the 2017 Plan and that the participant has not engaged in, and does not intend to engage in, any “detrimental activity,” and (iii) in the event the participant engages in “detrimental activity” during the one-year period commencing on the later of (a) the date a “full value award” vests or the date an “exercisable award” is exercised, or (b) the date of the participant’s termination date, the Company will be entitled to recover from the participant at any time within one year after such date, and the participant will pay over to the Company, an amount equal to any gain realized (whether at the time of vesting, exercise or thereafter).

Clawback; Sub-Plans. All awards granted under the 2017 Plan will be subject to incentive compensation clawback and recoupment policies implemented by the Board of Directors (or a committee or subcommittee of the Board of Directors) from time to time, in addition to the recoupment provisions relating to a participant’s “detrimental activity.” In addition, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2017 Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No Repricing of Awards. No awards may be repriced without shareholder approval. For purposes of the 2017 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,”

and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying common stock.

Changes in Capital Structure

In the event of (i) any change in the Company’s outstanding common stock or capital structure by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, spinoffs, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization, (ii) the declaration of any extraordinary dividend, or (iii) any change in applicable laws or circumstances that results or could result in the substantial dilution or enlargement of participants’ rights under the 2017 Plan, the Committee will equitably and proportionately adjust or substitute, as determined by the Committee, in its sole discretion, the aggregate number of shares of common stock that may be granted pursuant to awards, the number of common stock covered by outstanding awards under the 2017 Plan, the per-share price of common stock underlying outstanding awards under the 2017 Plan, and, if applicable, the performance objectives that must be achieved before such performance-based award shall become earned. The Committee may, in its discretion, provide that an adjustment take the form of a cash payment to the holder of an outstanding award with respect to all or part of an outstanding award, which payment will be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion.

Corporate Events

For purposes of the 2017 Plan, a “corporate event” means:

•	a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation,

•

a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of common stock receive securities of another corporation or other property or cash,

•	a “change in control”, or

•	a reorganization, dissolution or liquidation of the Company.

Pursuant to the 2017 Plan, in connection with a corporate event, the Committee may take any of the following actions:

•	require that outstanding awards be assumed or substituted in connection with such event,

•

accelerate the vesting of any outstanding awards not assumed or substituted in connection with such event, subject to the consummation of such event; provided that any awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the corporate event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the corporate event, in each case, with respect to any unexpired performance periods or performance periods for which satisfaction of the performance criteria or other material terms for the applicable performance period has not been certified by the Committee prior to the date of the corporate event,

•

cancel outstanding awards not assumed or substituted in connection with such event upon the consummation of such event (whether vested or unvested) and provide award holders with the per-share consideration being received by the Company’s shareholders in connection with such event in exchange for their awards (or, with respect to a cash award, the amount payable pursuant to the award),

•

cancel all outstanding “exercisable awards” (as such term is defined in the 2017 Plan), whether vested or unvested, not assumed or substituted in connection with such event as of the consummation of such event, and provide the holder at least 20 days to exercise each such “exercisable award” canceled prior to the consummation of such event, or

•	replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.

Pursuant to the 2017 Plan, no award agreement will provide that the vesting, payment, purchase or distribution of any award that is assumed or substituted in connection with a “change in control” will be accelerated by reason of a “change in control” for any participant unless the participant’s employment is involuntarily terminated during the one-year period commencing on the “change in control.” For this purpose, a participant’s termination will be deemed to have been involuntarily terminated as a result of “change in control” if a participant (i) is involuntarily terminated other than for “cause” (including the participant’s resignation for “good reason” (or similar term)), as defined in the applicable service agreement between the participant and the Company or in a change in control, retention, severance or similar plan defining such terms in which the participant participates or (ii) is terminated under circumstances which entitle the participant to mandatory severance payment(s) pursuant to applicable law.

Non-Transferability of Awards

Awards are generally non-transferable other than by will or the laws of descent and distribution; provided, however, that except with respect to incentive stock options, awards and a participant’s rights under the 2017 Plan are transferable for no value to the extent provided in an award agreement or otherwise determined at any time by the Committee.

Termination and Amendment

The Board of Directors or the Committee may amend or terminate the 2017 Plan at any time, except that no amendment may, without shareholder approval, violate the shareholder approval requirements of the national securities exchange on which the shares of common stock are principally listed. Unless sooner terminated, the 2017 Plan will terminate on the day before the 10th anniversary of the date the shareholders of the Company approve the 2017 Plan.

Certain U.S. Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the 2017 Plan. The 2017 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the 2017 Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the stock and the fair market value of the stock on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the stock has been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the stock at exercise over the exercise price in his or her alternative minimum taxable income. If shares of stock are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares of stock is made by such participant within two years after the date of grant or within one year after the transfer of such shares of stock to such participant, then (i) upon sale of such shares of stock, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

If stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such stock at exercise (or, if less, the amount realized on the disposition of such stock) over the exercise price paid for such stock and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the 2017 Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($127,200 in 2016), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company’s fiscal year, subject to certain exceptions (including an exception for performance-based compensation). The 2017 Plan is designed so that stock options and stock appreciation rights qualify for this exception, and it permits the Committee to grant other awards designed to qualify for this exemption. The Committee is also authorized to grant awards that are not qualified under Section 162(m) of the Code.

Section 409A. Certain awards under the 2017 Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If an award under the 2017 Plan (or any other Company plan) that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the 2017 Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the 2017 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisors to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits

Because awards to be granted in the future under the 2017 Plan are at the discretion of the Committee, it is not possible to determine the benefits or the amounts that have been or will be received by eligible participants under the 2017 Plan.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE TAKE-TWO INTERACTIVE SOFTWARE, INC. 2017 STOCK INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY, AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2017 STOCK INCENTIVE PLAN.

ADOPTION OF THE 2017 STOCK INCENTIVE PLAN QUALIFIED RSU SUB-PLAN FOR FRANCE

(Proposal 5)

Summary of the Proposal

In August 2015, the French government first adopted a new law (Loi Macron or the “Macron Law”) providing for the grant of RSUs with preferential tax treatment if certain requirements were satisfied (“French Qualified RSUs”). In December 2016, the French government adopted further changes to the Macron Law under which French Qualified RSUs may be granted (the “Modified Macron Law”). Pursuant to the Modified Macron Law, employees receiving French Qualified RSUs will not be subject to taxation at the time of vesting when shares are issued in settlement of the RSUs, but instead will be subject to taxation at the time the shares acquired pursuant to the French Qualified RSUs subsequently are sold. Further, the employer social contributions that originally were due at the time of grant of French Qualified RSUs under the Macron Law were deferred to the date of vesting under the Modified Macron Law. Among the conditions for granting French Qualified RSUs under the Modified Macron Law is that the French Qualified RSUs are granted pursuant to an equity incentive plan approved by shareholders after December 31, 2016.

The 2017 Plan provides that the Board of Directors or a committee consisting of two or more individuals appointed by the Board of Directors to administer the 2017 Plan has the full discretionary authority to adopt rules and regulations for administration of the 2017 Plan as may be deemed necessary or appropriate to satisfy the laws of other countries, and to allow for tax-preferred treatment of awards. In order to allow us to grant awards to employees in France in a tax preferential manner under the Modified Macron Law, our Board of Directors has adopted a French Qualified RSU Sub-Plan under the 2017 Plan (the “French Qualified RSU Sub-Plan”), subject to approval by our shareholders. On this basis and in conjunction with our request for approval of the 2017 Plan, we also are asking our shareholders to approve the French Qualified RSU Sub-Plan for the purpose of being able to grant French Qualified RSUs as permitted under French law. Approval of the French Qualified RSU Sub-Plan is contingent upon shareholder approval of the 2017 Plan. The 2017 Plan is attached as Annex B to this Proxy Statement.

The following summary of the French Qualified RSU Sub-Plan is a summary of the principal features of the French Qualified RSU Sub-Plan and does not purport to be a complete description of all of the provisions of the French Qualified RSU Sub-Plan. This summary is qualified in its entirety by the full text of the French Qualified RSU Sub-Plan, which is attached as Annex C to this Proxy Statement.

Awards under the French Qualified RSU Sub-Plan.

The French Qualified RSU Sub-Plan provides for the grant of RSUs only (whether time-based and/or performance-based RSUs); it does not provide for the grant of any other form of award provided under the 2017 Plan. We are not required under the Modified Macron Law to grant French Qualified RSUs in France. We may choose, at our discretion, to grant non-qualified awards under the 2017 Plan, but outside of the French Qualified RSU Sub-Plan, to employees of our French subsidiaries and affiliates depending on the circumstances.

Eligible Individuals.

Any French employee to the Company or one of its qualifying French subsidiaries or affiliates who, on the date of grant of the French Qualified RSU, is either employed under the terms of an employment contract with a French qualifying entity or who is a corporate officer of a French qualifying entity is eligible to receive, at the discretion of the Committee, a French Qualified RSU, provided that he or she also satisfies the eligibility conditions of the 2017 Plan. French Qualified RSUs may not be issued to corporate officers of the French subsidiaries of the Company, other than to managing directors, unless the corporate officer is employed by a French entity. Also, French Qualified RSUs may not be issued to employees or corporate officers owning more than 10% of the Company’s share capital.

As of the date of this proposal, approximately 5 employees in France would be eligible for French Qualified RSUs under the French Qualified RSU Sub-Plan.

Conditions of French Qualified RSUs.

French Qualified RSUs may not vest and settle prior to the expiration of the minimum mandatory vesting period under French law. However, in the event of the death of a French participant of a French Qualified RSU, such French participant’s heirs may request that the shares subject to the French Qualified RSU be transferred to them during the six-month period following the French participant’s death and if such a request is made, the RSUs must vest in full and the shares be issued to the heirs. To the extent this request is not made within the six month period following the French participant’s death, the RSU is forfeited. In the event of disability, then outstanding RSUs will vest and become non-forfeitable immediately, and together with previously vested RSUs will be settled as promptly as practicable.

Shares issued pursuant to French Qualified RSUs may be subject to a minimum mandatory holding period required under applicable law. This holding period continues to apply even if a holder of a French Qualified RSU is no longer an employee of the Company (or a subsidiary or affiliate of the Company) or a corporate officer of a French entity, except in the case of disability or death where this holding period no longer applies.

In the event of a change in capitalization or a corporate transaction, as set forth in our 2017 Plan, adjustments to the terms and conditions of the French Qualified RSUs (including the shares underlying them) may be made only in accordance with the terms of our 2017 Plan and as may otherwise be required under applicable French legal, tax and social security rules.

In the event a French Qualified RSU ceases to be qualified due to changes to the terms and conditions of such RSU, the Committee may lift, shorten or terminate certain restrictions applicable to the vesting or the sale of shares that had previously applied.

Notwithstanding any provision of our 2017 Plan to the contrary (and except in the case of death and disability), French Qualified RSUs are nontransferable.

Shares Available for Issuance under the 2017 Plan and the French Qualified RSU Sub-Plan.

As noted above, a total of 7,596,111 shares of our common stock will be available for issuance under the 2017 Plan, including French Qualified RSUs granted under the French Qualified RSU Sub-Plan. The approval of the French Qualified RSU Sub-Plan will not increase the number of shares or awards available under the 2017 Plan. The number of shares available for issuance under the 2017 Plan and the French Qualified RSU Sub-Plan is subject to adjustment to reflect stock splits, reorganizations and similar events; however, adjustment of French Qualified RSUs under such circumstances may result in a loss of qualified status.

Material French Tax Consequences.

French Qualified RSUs issued to French-resident employees subject to the French social security regime should be subject to 15.5% social security taxes on the value of such awards at the time of vesting, in contrast to currently being subject to a combined 18% social security tax rate. The vesting gain continues to be subject to progressive income tax rates (up to 45%) that employees pay upon ultimate sale of the shares received upon the settlement of French Qualified RSUs, but under the Modified Macron Law, the taxable income subject to progressive income tax can be reduced by 50% or 65% if the shares are held for a specified number of years following vesting. The tax consequences of participating in the French Qualified RSU Sub-Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

New Plan Benefits

Because awards to be granted in the future under the French Qualified RSU Sub-Plan of the 2017 Plan are at the discretion of the Committee, it is not possible to determine the benefits or the amounts that have been or will be received by eligible participants under the French Qualified RSU Sub-Plan of the 2017 Plan.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE FRENCH QUALIFIED RSU SUB-PLAN OF THE 2017 PLAN IS IN THE BEST INTERESTS OF THE COMPANY, AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FRENCH QUALIFIED RSU SUB-PLAN OF THE 2017 PLAN.

ADOPTION OF THE 2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN

(Proposal 6)

Summary of the Proposal

At the Annual Meeting, the Company’s shareholders will be asked to consider and act upon a proposal to approve the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan (the “2017 Global ESPP”). The 2017 Global ESPP was approved unanimously and adopted by the Board of Directors at its meeting on July 26, 2017, subject to approval by the Company’s shareholders.

If this proposal is approved by the Company’s shareholders, subject to adjustment for certain changes in recapitalization or reorganization, the maximum aggregate number of the Company’s shares of common stock that may be issued under the 2017 Global ESPP will be 9,000,000 shares, which will be used to satisfy the purchase of shares of the Company’s common stock under either the Code Section 423 Component or the Non-Code Section 423 Component of the 2017 Global ESPP. The Company does not maintain any other employee stock purchase plans. However, it does maintain the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, as amended, and the Company also is asking for shareholder approval for the adoption of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (see Proposal 4) and the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France (see Proposal 5). As of June 30, 2017, a total of 105,185,756 of the Company’s shares of common stock were outstanding.

If this proposal is approved by the Company’s shareholders, the 2017 Global ESPP will become effective as of the first available Offering Date, as determined by the Committee, following the date of such approval. In the event that the Company’s shareholders do not approve this proposal, the 2017 Global ESPP will not become effective.

The following description of the 2017 Global ESPP is a summary and is qualified in its entirety by reference to the plan document for the 2017 Global ESPP, a copy of which is attached as Annex D to this Proxy Statement.

Purpose

The purpose of the 2017 Global ESPP is to provide an incentive for eligible Employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of Take-Two through ownership of its shares of common stock.

Plan Administration

The 2017 Global ESPP will be administered by a committee (the “Committee”), which will be the Compensation Committee of the Board. The Committee will have broad administrative authority over the 2017 Global ESPP, including the ability to interpret the 2017 Global ESPP and the related agreements or documents, to change the limits on payroll deductions, to amend or terminate the 2017 Global ESPP at any time, and to establish Non-Code Section 423 Component sub-plans of the 2017 Global ESPP for purposes of effectuating the participation of eligible Employees employed by participating affiliates of the Company. The Committee will also determine all relevant terms and conditions of the Purchase Rights granted to Employees, provided that all Employees have the same rights and privileges within the meaning of Section 423(b) of the Code for purposes of the Code Section 423 Component of the 2017 Global ESPP. Any of the Committee’s administrative tasks may be assigned to an individual designated by the Company to receive enrollment agreements, withdrawal notices and other communications from eligible Employees (the “Administrator”).

Available Shares

Subject to adjustment for certain changes in recapitalization or reorganization, in which the Company is a party, the maximum aggregate number of shares of Take-Two common stock that may be issued under the 2017

Global ESPP will be 9,000,000 shares of common stock. For the sake of clarity, the aggregate share limitation may be used to satisfy the purchase of shares of Take-Two common stock under either the Code Section 423 Component or the Non-Code Section 423 Component of the 2017 Global ESPP. Shares of Take-Two common stock that may be issued under the 2017 Global ESPP may consist of authorized but unissued shares and/or reacquired shares (treasury shares). If any right to purchase shares of Take-Two common stock granted under the 2017 Global ESPP expire or are terminated or canceled, the shares of common stock allocable to the unexercised portion of such right will again be available for issuance under the 2017 Global ESPP.

Offerings

The 2017 Global ESPP will be implemented by offering all eligible Employees an option to purchase shares of Take-Two common stock, which the Employee may or may not exercise during an offering period (“Purchase Right”). The duration of each offering period will be the consecutive six (6) month period commencing each November 1 and May 1, or such other period as may be established by the Committee (“Offering Period”). Each Offering Period will have one (1) purchase date, which will be the last trading day of each six (6) month Offering Period (the “Purchase Date”).

Eligibility

Employees of the Company (or a subsidiary or affiliate of the Company that is designated for offering participation in either the Code Section 423 Component or Non-Code Section 423 Component of the 2017 Global ESPP to its eligible Employees) may participate in offerings under the 2017 Global ESPP, provided such individual has been employed by the Company (or the Company’s subsidiary or affiliate, if applicable) for such continuous period preceding the first day of the Offering Period as the Committee may require, but in no event may the required period of continuous employment be equal to or greater than two (2) years.

No Employee will be eligible to participate in the 2017 Global ESPP if, immediately after the grant of Purchase Rights, the Employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the Company’s stock, a future parent corporation, or the Company’s subsidiary companies, including any stock, which such Employee may purchase under all outstanding Purchase Rights and other equity compensation awards. In addition, no Employee may purchase more than $25,000 worth of the Company’s shares of common stock (determined based on the fair market value of the shares at the time such Purchase Right is granted) under the 2017 Global ESPP and any Non-Code Section 423 Component sub-plans of the Company’s subsidiary companies for each calendar year during which such Purchase Right is outstanding.

As of the date of this proposal, approximately 3,200 Employees in the United States and other countries will be eligible to participate in the 2017 Global ESPP if approved by the Company’s shareholders.

Participation

An eligible Employee who elects to participate in the 2017 Global ESPP (“Participant”) must enroll in the 2017 Global ESPP by timely submitting a properly completed enrollment agreement to the Administrator, authorizing payroll deductions in whole percentages from one percent (1%) to ten percent (10%) of his or her compensation to be deducted from each pay period during the Offering Period.

Payment of Purchase Price; Payroll Deductions

The purchase of shares during each Offering Period will be funded by a Participant’s payroll deductions accumulated during the Offering Period. Participant payroll deductions will commence on the first pay day following the first day of the Offering Period and will continue to be deducted each pay day through the end of the Offering Period. Interest will not be paid on Participant accumulated payroll deductions, which will be deposited with the general funds of the Company and may be used by the Company for any corporate purpose. A Participant may not increase, but may decrease the rate of payroll deductions once during an Offering Period by timely submitting an amended enrollment agreement to the Administrator. A Participant who elects to decrease the rate of his or her payroll deductions to nil (0%) will remain in the 2017 Global ESPP unless he or she elects to withdraw from the 2017 Global ESPP. Unless a Participant’s participation is withdrawn, his or her Purchase Right will be exercised automatically on each Purchase Date.

Purchase Price

The price at which a share of Take-Two common stock will be purchased on each Purchase Date will be the lower of (i) 85% of the fair market value the Company’s shares of common stock on the first trading day of the Offering Period, or (ii) 85% of the fair market value of the Company’s shares of common stock on the Purchase Date (the “Purchase Price”).

Purchase Limits

Each Participant will be granted a Purchase Right to purchase on the Purchase Date for such Offering Period up to a maximum number of shares of Take-Two common stock determined by dividing such Participant’s payroll deductions accumulated prior to such Purchase Date by the applicable Purchase Price; provided, however, that in no event will a Participant be permitted to purchase more than $25,000 worth of shares of Take-Two common stock (determined based on the fair market value of the shares at the time such Purchase Right is granted) under the 2017 Global ESPP and any Non-Code Section 423 Component subplans of the Company’s subsidiary companies for each calendar year during which such Purchase Right is outstanding.

Termination of Employment

In the event a Participant’s employment is terminated, prior to a Purchase Date, for any reason, including retirement, disability or death, or in the event he or she is no longer eligible to participate in the 2017 Global ESPP, his or her rights under any offering under the 2017 Global ESPP, including such Participant’s payroll deduction authorization, will terminate immediately. Payroll deductions credited to the Participant’s account since the last Purchase Date will be, as soon as practicable, returned to the Participant, or, in the case of the Participant’s death, to the Participant’s legal representative.

Voluntary Withdrawal

Participants may withdraw from the 2017 Global ESPP at any time and receive a refund of all payroll deductions, without interest, credited to his or her 2017 Global ESPP account that have not been applied toward the purchase of shares of Take-Two common stock by submitting a withdrawal election to the Administrator no later than the tenth (10th) day of the month in which the applicable Purchase Date falls. The payroll deductions will be returned as soon as practicable after the withdrawal and may not be applied to the purchase of shares of Take-Two common stock in any other offering under the 2017 Global ESPP. Participants who withdraw from the 2017 Global ESPP will be prohibited from resuming participation for the same Offering Period, but may participate in any subsequent Offering Period.

Hardship Withdrawal

If a Participant makes a hardship withdrawal from any plan with a cash or deferred arrangement qualified under Section 401(k) of the Code which is sponsored, or participated in, by the Company, such Participant will be automatically prohibited from making or electing to make payroll deductions under the 2017 Global ESPP for a six (6) month period commencing on the date of the hardship withdrawal. The payroll deductions since the last Purchase Date will be returned as soon as practicable after the hardship withdrawal and may not be applied to the purchase of shares of Take-Two common stock in any other offering under the 2017 Global ESPP. After the expiration of such six (6) month period, the Participant may participate in any subsequent Offering Period.

Restrictions on Transferability

Payroll deductions credited to a Participant’s account and any Purchase Rights granted under the 2017 Global ESPP may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the Participant. Any attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from the 2017 Global ESPP.

Holding Period

The Committee may, in its discretion, establish a holding period for any shares of Take-Two common stock purchased in an offering to the extent permitted by applicable laws or regulations. Any holding period will end automatically upon termination of the Participant’s employment with the Company or any of the Company’s subsidiary companies or in the event of a corporate transaction (as defined in the 2017 Global ESPP). In addition, the Company may require that Participants hold the shares acquired via the 2017 Global ESPP with a third party broker/administrator for certain periods of time.

Effect of Recapitalization and Reorganization

In the event of certain changes in the Company’s capitalization, the Committee will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2017 Global ESPP, (ii) the class(es) and number of securities subject to, and the Purchase Price applicable to, outstanding offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering. The Committee also has discretion to make equitable adjustments to the 2017 Global ESPP in the event of other changes in the capital structure or business of the Company to prevent the substantial dilution or enlargement of rights granted to, or available for, Participants under the 2017 Global ESPP.

Effect of Change in Control

In the event of a change in control, as defined by the 2017 Global ESPP, any surviving or acquiring corporation may assume the Company’s rights and obligations under the 2017 Global ESPP. If the surviving or acquiring corporation does not assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period will be accelerated to a date before the date of the change in control, but the number of shares of Take-Two common stock subject to outstanding Purchase Rights will not be adjusted. All Purchase Rights that are neither assumed nor exercised as of the date of the change in control will terminate and cease to be outstanding effective as of the date of the change in control.

Amendment and Termination

The Committee may amend the 2017 Global ESPP at any time; provided that any outstanding Purchase Right granted before an amendment of the 2017 Global ESPP is not materially adversely affected by any such amendment, except as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or as necessary to obtain or maintain favorable tax, listing or regulatory treatment. An amendment must be approved by the shareholders of the Company within twelve (12) months of the adoption of such amendment if the amendment authorizes the sale of more shares than are authorized for issuance under the 2017 Global ESPP or changes the definition of the corporations or companies that may be designated by the Committee as participating in the 2017 Global ESPP.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to Participants in the United States and the Company with respect to participation in the Code Section 423 Component of the

2017 Global ESPP. The rules concerning the federal income tax consequences with respect to participation in the 2017 Global ESPP are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable, and such discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. Because the tax consequences to any Participant may depend on his or her particular situation, each Participant should consult his or her own tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a Purchase Right or the sale or other disposition of shares of Take-Two common stock acquired under the 2017 Global ESPP. The 2017 Global ESPP is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2017 Global ESPP is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Rights granted under the 2017 Global ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A Participant will be taxed on amounts withheld for the purchase the Company’s shares of common stock, but will not recognize taxable income as a result of the granting or exercise of a Purchase Right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two (2) years after the beginning of the Offering Period and more than one (1) year after the shares are transferred to the Participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the Purchase Price, or (ii) the excess of the fair market value of the shares as of the beginning of the Offering Period over the Purchase Price (determined as of the beginning of the Offering Period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the Participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2017 Global ESPP. The Company will be entitled to a deduction to the extent amounts are taxed and reported as ordinary income to a Participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the 2017 Global ESPP is voluntary and each eligible Employee will make his or her own decision regarding whether and to what extent to participate in the 2017 Global ESPP. In addition, the Board of Directors and the Committee have not granted any Purchase Rights under the 2017 Global ESPP that are subject to shareholder approval of this proposal. Accordingly, the benefits or amounts that will be received by or allocated to the Company’s executive officers and other Employees under the 2017 Global ESPP, as well as the benefits or amounts that would have been received by or allocated to the Company’s executive officers and other Employees for fiscal 2017 if the 2017 Global ESPP had been in effect, are not determinable. The Company’s non-employee directors will not be eligible to participate in the 2017 Global ESPP.

Vote Required

Approval of this proposal requires the affirmative vote of majority of the votes cast at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE TAKE-TWO INTERACTIVE SOFTWARE, INC. 2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN IS IN THE BEST INTERESTS OF THE COMPANY, AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TAKE-TWO INTERACTIVE SOFTWARE, INC. 2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN.

Equity Compensation Plan Information

The following table presents information concerning our equity compensation plans as of March 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Weighted-Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders	4,067,234	(3)	—	—	2,194,235	(4)
Equity compensation plans not approved by shareholders	—		—	—	—

Total	4,067,234		—	—	2,194,235

(1)	As of March 31, 2017, the Company also had 319,950 shares of outstanding restricted stock, which are not reflected in the table because they are treated as issued and outstanding and will not have additional dilutive impact on the Company when the awards vest.
(2)	No weighted-average exercise price is reported for the awards reported because shares of common stock are issued under all of the outstanding awards without any cash payment.
(3)	Consists of 4,067,234 RSUs granted under the 2009 Plan that may be settled in cash or, in the discretion of the Company, in shares of common stock issued under the 2009 Plan.
(4)	The amount shown does not include shares of our common stock to be available for issuance under the 2017 Plan or the 2017 Global ESPP proposed for approval by our shareholders at the Annual Meeting under Proposals 4 and 6 of this Proxy Statement. If approved, the aggregate number of shares of our common stock available for issuance under the 2017 Plan will be 7,596,111, and under the 2017 Global ESPP will be 9,000,000.

The following table presents information concerning our equity compensation plans as of June 30, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Weighted-Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders	2,834,905	—	—	2,396,111	(3)
Equity compensation plans not approved by shareholders	—	—	—	—

Total	2,834,905	—	—	2,396,111

(1)	As of June 30, 2017, the Company also had 244,982 shares of outstanding restricted stock, which are not reflected in the table because they are treated as issued and outstanding and will not have additional dilutive impact on the Company when the awards vest.
(2)	No weighted-average exercise price is reported for the awards reported because shares of common stock are issued under all of the outstanding awards without any cash payment.
(3)	The amount shown does not include shares of our common stock to be available for issuance under the 2017 Plan or the 2017 Global ESPP proposed for approval by our shareholders at the Annual Meeting under Proposals 4 and 6 of this Proxy Statement. If approved, the aggregate number of shares of our common stock available for issuance under the 2017 Plan will be 7,596,111, and under the 2017 Global ESPP will be 9,000,000.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 7)

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm to audit its consolidated financial statements for its fiscal year ending March 31, 2018. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of the independent registered public accounting firm to provide a forum for shareholders to express their views with regard to the Audit Committee’s appointment. If the shareholders do not ratify the appointment of Ernst & Young, the selection of independent registered public accounting firms may be reconsidered by the Audit Committee; provided, however, that the Audit Committee retains the right to continue to engage Ernst & Young. In addition, notwithstanding the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the year ending March 31, 2018, the Audit Committee retains the right to replace Ernst & Young at any time without shareholder approval.

THE BOARD OF DIRECTORS BELIEVES THAT RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” SUCH RATIFICATION.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young has been the Company’s independent registered public accounting firm and has audited the Company’s financial statements since April 2006. The Company has been advised that representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services. The Audit Committee may delegate pre-approval authority to the chair or another member of the Audit Committee, in which case such approval must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit, audit-related and tax services provided by Ernst & Young for the recently completed fiscal year.

Independent Auditor Fee Information

The aggregate fees billed by Ernst & Young for fiscal 2017 and fiscal 2016 are set forth below. The Audit Committee believes that the services performed by Ernst & Young were compatible with maintaining Ernst & Young’s independence.

	3/31/2017	3/31/2016
Audit(1)	$3,116,740	$2,911,900
Audit-Related	59,700	75,535
Tax(2)	1,420,000	919,000

Total	$4,596,440	$3,906,435

(1)	Audit fees were for audit services, including (a) the annual audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements, (b) the audit of the effectiveness of the Company’s internal control over financial reporting, (c) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other regulatory or standard-setting bodies, (d) international statutory audits, and (e) services that only the independent auditor reasonably can provide, such as services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters.
(2)	Tax fees were for services related to (a) tax compliance and advice and (b) tax planning and tax advice.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended March 31, 2017

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Annual Report on Form 10-K for the year ended March 31, 2017 with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Auditing Standards No. 1301, Communication With Audit Committees (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended March 31, 2017 filed by the Company with the SEC. The Audit Committee also has appointed Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

Submitted by the Audit Committee

of the Board of Directors:

Robert Bowman (Chair)

Michael Dornemann

Susan Tolson

Dated: July 27, 2017

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements contained in this Proxy Statement which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties. All forward-looking statements are qualified by these cautionary statements and speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What matters will be considered at the Annual Meeting?

•	the election as directors of the seven nominees named in the attached Proxy Statement;

•	the approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement;

•	the approval of an advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s “named executive officers”;

•	the approval of the 2017 Plan;

•	the approval of the French Qualified RSU Sub-Plan;

•	the approval of the 2017 Global ESPP;

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and

•	such other business that may properly come before the Annual Meeting or any adjournment thereof.

How does the Board of Directors recommend that shareholders vote on these matters?

The Board of Directors believes that the election of the nominated directors, the approval on an advisory basis of the compensation of the named executive officers, the approval of an annual advisory vote on the compensation of the named executive officers, the approval of each of the 2017 Plan, the French Qualified RSU Sub-Plan and the 2017 Global ESPP, and the ratification of the appointment of Ernst & Young are in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” or “1 Year”, as applicable, for each of these proposals.

Who is entitled to vote?

Shareholders of record as of the close of business on July 21, 2017 (the “Record Date”) are entitled to attend and vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on each matter submitted to a vote at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

The rules of the SEC permit us to make our proxy materials available to beneficial owners of our stock electronically over the Internet without mailing printed copies of the proxy materials. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our 2017 Annual Report, on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy can be found in the Notice of Internet Availability. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What does it mean if I receive more than one Notice of Internet Availability or proxy card?

It may mean that you hold shares registered in more than one account. Follow the voting instructions provided on each Notice of Internet Availability that you received to ensure that all of your shares are voted. If you received paper proxy cards, sign and return all proxy cards to ensure that all of your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

How do I vote?

You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability.

If you received a full set of proxy materials and your shares are registered directly with American Stock Transfer & Trust Company, you may vote via the Internet at www.proxyvote.com. Although we encourage you to vote via the Internet, you may also sign and date each paper proxy card you receive and return it in the prepaid envelope; the paper proxy card may also contain instructions for voting by telephone. The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked in the manner described above.

If you hold your shares through a stock broker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge Financial Solutions (“Broadridge”) that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. (Eastern Time) on September 14, 2017.

What happens if I do not give specific voting instructions?

For Shares Directly Registered in the Name of the Shareholder: If you return your signed proxy but do not indicate your voting preferences, the Company will vote on your behalf “FOR” the election of the nominated directors, “FOR” the approval on an advisory basis of the compensation of the named executive officers, “1 Year” for the advisory vote on the frequency of holding future advisory votes to approve the compensation of the named executive officers, “FOR” the approval of the 2017 Plan, “FOR” the approval of the French Qualified RSU Sub-Plan, “FOR” the approval of the 2017 Global ESPP and “FOR” the ratification of the appointment of Ernst & Young. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors, the non-binding advisory vote to approve the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement, the advisory vote on the frequency of future advisory votes to approve the compensation of the named executive officers, the approval of the 2017 Plan, the approval of the French Qualified RSU Sub-Plan and the approval of the 2017 Global ESPP without such voting instructions. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

What is an abstention?

An abstention is a properly signed proxy card that is marked “abstain” or properly completed instructions via the Internet to the same effect.

How do I sign the paper proxy card?

Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, both owners must sign.

May I vote my shares in person at the Annual Meeting?

For Shares Directly Registered in the Name of the Shareholder: Yes, however, we encourage you to vote by proxy card or the Internet even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet or telephone or by mail.

Who will count the votes?

A representative of Broadridge will tabulate the votes and act as independent inspector of election.

What constitutes a quorum?

The holders of a majority of the outstanding shares of common stock on the Record Date present in person or represented by proxy constitutes a quorum for the Annual Meeting. As of the close of business on July 21, 2017, 105,877,198 shares of common stock were issued and outstanding. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes (as described above) will be counted for purposes of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the Annual Meeting (including any meeting resulting from an adjournment or postponement of the Annual Meeting, unless a new record date is set).

What vote is needed to approve the matters to be presented at the Annual Meeting?

In an uncontested election for directors, the seven persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. However, the Company’s bylaws provide that any nominee for director who receives a greater number of votes “withheld” from the individual’s election than votes “for” such election promptly shall tender the individual’s resignation to the Corporate Governance Committee for consideration following certification of the shareholder vote. See above under the heading “Election of Directors (Proposal 1)—Policy on Majority Voting for Directors.” A “FOR” vote by a majority of the votes cast is required to approve, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement; the option for the frequency of holding future advisory votes to approve the compensation of the “named executive officers” that receives the greatest number of votes will be considered the option chosen by the shareholders; a “FOR” vote by a majority of the votes cast is required to approve the 2017 Plan pursuant to applicable NASDAQ rules; a “FOR” vote by a majority of the votes cast is required to approve the French Qualified RSU Sub-Plan pursuant to applicable NASDAQ rules; a “FOR” vote by a majority of the votes cast is required to approve the 2017 Global ESPP pursuant to applicable NASDAQ rules; and a “FOR” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of Ernst & Young and to approve any shareholder proposal. For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote (but not cast), other than for purposes of the non-binding advisory vote to approve the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement, the proposal to approve the 2017 Plan, the proposal to approve the French Qualified RSU Sub-Plan and the proposal to approve the 2017 Global ESPP, for which an abstention will have the effect of a vote “against” such proposal, while broker non-votes will not be deemed present and entitled to vote. Both abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not affect the outcome on the vote on the frequency of holding future advisory votes to approve the compensation of “named executive officers.”

Will any other matters be acted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting or any adjournment, the persons named in the proxy will have discretion to vote on those matters. As of the date by which shareholder proposals must have been received by the Company to be presented at the Annual Meeting, and as of the date of this Proxy Statement, the Company did not know of any other matters to be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders. The Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies for a fee of $20,000, plus reimbursement of its out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, e-mail or other means. No additional compensation will be paid to such individuals for these services.

How may I communicate with the Board of Directors?

Shareholders wishing to send communications to the Board of Directors individually or as a group may do so by writing to: The Board of Directors of Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attention: Investor Relations. You should identify your communication as being from a shareholder of the Company. The Company may require reasonable evidence that your communication or other submission is made by a shareholder of the Company before transmitting your communication to the Board of Directors.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents and/or Notices of Internet Availability. This means that only one copy of our Proxy Statement and/or Notice of Internet Availability is sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents without charge to you upon written request to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations; our main telephone number is (646) 536-2842. If you want to receive separate copies of our proxy statements and/or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.take2games.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended March 31, 2017, without charge to any shareholder upon written request to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations.

NO INCORPORATION BY REFERENCE

In its filings with the SEC, the Company sometimes “incorporates by reference” certain information. This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board of Directors” and the “Report of the Compensation Committee of the Board of Directors” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.”

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The Company currently anticipates holding its Annual Meeting of Shareholders for its fiscal year ending March 31, 2018 in September 2018. Accordingly, shareholders who wish to present proposals, nominate directors or present other business appropriate for consideration at the Company’s Annual Meeting of Shareholders to be held in 2018 must submit the proposal in proper form and in satisfaction of the conditions established by the SEC, to the Company at its address set forth on the first page of this Proxy Statement not later than April 3, 2018 in order for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting.

As provided in the Company’s bylaws, for any proposal, director nomination or other business that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2018 Annual Meeting of Shareholders, notice of intention to present the proposal, nominate directors or present other appropriate business must be received in writing by the Company by no earlier than May 18, 2018 and no later than June 17, 2018. Address all notices of intention to present proposals at the 2017 Annual Meeting of Shareholders to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations.

A notice for a director nomination is required to contain information about both the nominee and the shareholder making the nomination, including information specific to the recommended candidate that is relevant to a determination of whether the recommended candidate would be considered independent under the applicable rules of The NASDAQ Stock Market. A nomination that does not comply with these requirements will not be considered.

OTHER MATTERS

The Board of Directors is aware of no other matter, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

Annex A

Reconciliation of GAAP Net Income to Adjusted EBITDA

(in millions, except share data)	Fiscal Year Ended March 31, 2017
GAAP Net Income	$67,303
Net effect from deferral in net revenues and related cost of goods sold	120,204
Stock-based compensation	81,879
Acquisition related expenses	1,916
Gain on long-term investments, net	(1,350)
(Benefit from) provision for income taxes	9,662
Interest expense (income)	20,650
Depreciation and amortization	30,707
Amortization of intangible assets	5,116
Adjusted EBITDA	$336,087

A-1

Annex B

TAKE-TWO INTERACTIVE SOFTWARE, INC. 2017 STOCK INCENTIVE PLAN

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.

The Plan succeeds the Prior Plan for Awards granted on or after the Effective Date. Effective upon the Effective Date, no additional awards will be made under the Prior Plan. The adoption and effectiveness of the Plan will not affect the terms or conditions of any awards granted under the Prior Plan prior to the Effective Date. If the Plan is not approved by the Company’s stockholders, then the Plan will be null and void in its entirety.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b) “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, or other Stock-based award granted under the Plan.

(c) “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, a Performance Award Agreement, or an agreement governing any other Stock-based Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Business” means (1) any business or activity then conducted by the Company or any of its Affiliates, or (2) any business that the Company or any of its Affiliates has a bona fide intention to conduct and of which the Participant is aware as of such time.

(f) “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; (7) willful neglect in the performance of the

Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties, unless such act or acts or failure or failures to act are cured within ten (10) days after written notice is given to the Participant by the Company; (8) a Participant’s insubordination, dishonesty, failure to cooperate in any investigation or inquiry involving the Company, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Company in its sole discretion; or (9) with respect to a non-employee director, an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(g) A “Change in Control” shall be deemed to have occurred:

(1) upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(2) consummation of a merger or consolidation of the Company or a subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity’s parent outstanding immediately after such merger or consolidation, where such voting power among the holders of such voting securities is in substantially the same proportion as the voting power of such voting securities among the holders thereof immediately prior to such merger or consolidation; or

(3) upon the approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding anything herein to the contrary, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities as a result of an acquisition of Company voting securities by the Company that reduces the number of Company voting securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company voting securities that increases the percentage of outstanding Company voting securities beneficially owned by such person, a Change in Control shall then be deemed to occur, (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code, and (z) in no event shall stockholder approval of a transaction which, if consummated, would constitute a Change in Control, constitute a Change in Control. For the avoidance of doubt, and notwithstanding anything herein to the contrary, with respect to any portion of any Award under this Plan that constitutes a deferral of compensation subject to Section 409A of the Code, (A) a liquidation of the Company shall not constitute a Change in Control and (B) a Change in Control shall be deemed to have occurred upon the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

(h) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(j) “Company” means Take-Two Interactive Software, Inc., a Delaware corporation, and its successors by operation of law.

(k) “Competitor” means any Person (other than the Company and its Affiliates) engaged in the Business.

(l) “Corporate Event” has the meaning set forth in Section 11(b) hereof.

(m) “Customer” means any Person who is a customer or client of the Company or any of its Affiliates that is a professional contractor and with whom the Participant had business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

(n) “Data” has the meaning set forth in Section 21(h) hereof.

(o) “Detrimental Activity” means:

(1) disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or any of its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliates, acquired by the Participant at any time prior to the Participant’s Termination;

(2) any activity while employed by, or performing services for, the Company or any of its Affiliates, that results, or if known could reasonably be expected to result, in the Participant’s Termination for Cause;

(3) (i) directly or indirectly soliciting, enticing or inducing any employee of the Company or any of its Affiliates to be employed by a Person that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other Persons on behalf of any such Person, or assisting any such Person in taking such actions; (iv) directly or indirectly soliciting Customers to purchase products on behalf of a Competitor; or (v) directly or indirectly soliciting Suppliers to provide products or services to support a Competitor;

(4) direct or indirect Disparagement, or inducing others to engage in Disparagement; or

(5) a material breach of any agreement between the Participant and the Company or any of its Affiliates (including, without limitation, any Participant Agreement, noncompetition, nonsolicitation or confidentiality agreement).

Unless otherwise determined by the Committee at grant and set forth in an Award Agreement, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination. Notwithstanding the foregoing, a Participant’s engagement in any activity described in Sections 21(o)(2) and (3) shall not constitute “Detrimental Activity.” For purposes of subsections (1), (3) and (5) above, the Committee has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other Person shall have authority to provide the Participant with such authorization.

(p) “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(q) “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (1) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (2) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

(r) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(s) “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

(t) “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other Person who provides bona fide services to the Company or any of its Affiliates as a consultant or advisor, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities, and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(t) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(t) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(v) “Exercisable Awards” means Options or Stock Appreciation Rights or similar other Stock-based Award that provides for a Participant to receive the excess (if any) of the Fair Market Value of the Stock on the date of exercise over the Fair Market Value on the date of grant.

(w) “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

(x) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(y) “Full Value Award” means an Award other than an Exercisable Award, and which is settled by the issuance of shares of Stock.

(z) “GAAP” has the meaning set forth in Section 9(f)(3) hereof.

(aa) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(bb) “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(cc) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(dd) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(ee) “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(ff) “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(gg) “Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.

(hh) “Performance Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award.

(ii) “Performance Cash Award” means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.

(jj) “Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

(kk) “Performance Period” means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(ll) “Performance Share” means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(mm) “Performance Unit” means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(nn) “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(oo) “Plan” means this Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan, as amended from time to time.

(pp) “Prior Plan” means the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, as amended and restated.

(qq) “Prior Plan Award” has the meaning set forth in Section 4(a) hereof.

(rr) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Treasury Regulation Section 1.162-27(c) under Section 162(m) of the Code and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(ss) “Qualified Performance-Based Award” means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(tt) “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(uu) “Retirement” means, unless otherwise provided in an Award Agreement, voluntary Termination at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of directorship, unless otherwise provided in an Award Agreement, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

(vv) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(ww) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(xx) “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(yy) “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(zz) “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(aaa) “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(bbb) “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(ccc) “Stock” means the common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

(ddd) “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period.

(eee) “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(fff) “Supplier” means any Person who supplies products or services to the Company or any of its Affiliates and with whom a Participant had business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

(ggg) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, (7) determine when an Award may be granted hereunder; and (8) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including (i) upon a Corporate Event, subject to Section 11(d), (ii) in the event of a Participant’s Termination by the Service Recipient other than for Cause, subject to Section 4(e), or (iii) in the event of a Participant’s Termination due to the Participant’s death, Disability or Retirement. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualified Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d) Section 409A; Section 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

(e) Section 162(m). Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. With respect to Awards intended to be “performance-based” within the meaning of Section 162(m) of the Code, the Plan is intended to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

4. Shares Available Under the Plan; Other Limitations.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof and subject to increase by any shares of Stock subject to an award outstanding under the Prior Plan after June 30, 2017 (a “Prior Plan Award”) that becomes eligible for reuse pursuant to Section 4(b), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 7,596,111 (of which 2,396,111 represents the number of shares of Stock which remained available for grant under the Prior Plan as of June 30, 2017), subject to reduction on a share-for-share basis by the number of shares of Stock that become subject to grants under the 2009 Plan after June 30, 2017. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase; provided, that if authorized but previously unissued shares of Stock are issued under the Plan, such shares shall not be issued for consideration that is less than as permitted under applicable law. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award or Prior Plan Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award or Prior Plan Award related, the undelivered shares of Stock will again be available for grant. The number of shares of Stock available for the purpose of Awards under the Plan shall be increased by any shares of Stock tendered by the Participant or withheld by the Company to pay any tax withholding obligation with respect to any Full Value Award or any full value Prior Plan Award. Notwithstanding anything to the contrary contained herein, the following shares of Stock shall be deemed to constitute shares delivered to the Participant and shall not be deemed to again be available for delivery under the Plan: (i) shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or an option under the Prior Plan, (ii) shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or options or stock appreciation rights under the Prior Plan, (iii) shares subject to a Stock Appreciation Right or a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options under the Prior Plan.

(c) 162(m) Limitation; Incentive Stock Options.

(1) Notwithstanding anything herein to the contrary, at all times when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to be a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 1,000,000 per type of Award and 2,000,000 in the aggregate (subject to adjustment as provided in Section 11 hereof); and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is denominated in dollars in respect of any annual Performance Period is $8,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards (other than an Option or a Stock Appreciation Right) may be granted hereunder based on the Performance Objectives following the first (1st) meeting of the Company’s stockholders that occurs in the fifth (5th) year following the year in which the Company’s stockholders most recently approved the Performance Objectives for purposes of satisfying the “qualified performance-based compensation” exemption under Section 162(m)(4)(C) of the Code unless the Performance Objectives are reapproved (or other designated performance goals are approved) by the stockholders on or before such stockholder meeting.

(2) No more than 5,200,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d) Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

(e) Minimum Vesting Period. Other than with respect to a Substitute Award and except with respect to a maximum of five percent (5%) of the shares of Stock authorized for grant under the Plan, no Award of Options or Stock Appreciation Rights may vest over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply in the event of a Participant’s Termination without Cause or a Participant’s Termination due to death, Disability or Retirement or in the event of a Corporate Event, subject to Section 11(d).

(f) Limitation on Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year in respect of the Director’s service as a member of the Board during such year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year); provided, that the Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

5. Options.

(a) General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(t) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, (ii) a voluntary Termination by the Participant (including a Participant’s Retirement) after the occurrence of an event that would be grounds for a Termination for Cause, or (iii) by reason of the Participant’s Retirement, death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and

(C) all of such Participant’s vested Options outstanding shall remain exercisable by the Participant during the period commencing on the Participant’s Termination date and ending on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination, and shall terminate and be forfeited for no consideration upon such date unless previously exercised.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s Retirement, death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall remain exercisable by the Participant (or, in the event of a Participant’s death, by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution) during the period commencing on the Participant’s Termination date and ending on the earlier of (A) the applicable Expiration Date and (B) the date that is twelve (12) months after the date of such Termination, and shall terminate and be forfeited for no consideration upon such date unless previously exercised. Notwithstanding anything herein to the contrary, if a Participant dies within any post-Termination exercise period described in this Section 5(f), all Options that were held by such Participant that were vested and exercisable at the time of the Participant’s Termination shall thereafter be exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of death.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of (i) a Termination by the Service Recipient for Cause, or (ii) a voluntary Termination by the Participant (including a Participant’s Retirement) after the occurrence of an event that would be grounds for a Termination for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Stock.

(a) General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.

(b) Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the

Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7. Restricted Stock Units.

(a) General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c) Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement.

(d) Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.

(b) Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c) Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d) Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e) Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f) Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, (ii) a voluntary Termination by the Participant (including a Participant’s Retirement) after the occurrence of an event that would be grounds for a Termination for Cause, or (iii) by reason of the Participant’s Retirement, death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall remain exercisable by the Participant during the period commencing on the Participant’s Termination date and ending on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination, and shall terminate and be forfeited for no consideration upon such date unless previously exercised.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s Retirement, death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall remain exercisable by the Participant (or, in the event of a Participant’s death, by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution) during the period commencing on the Participant’s Termination date and ending on the earlier of (A) the applicable Expiration Date and (B) the date that is twelve (12) months after the date of such Termination, and shall terminate and be forfeited for no consideration upon such date unless previously exercised. Notwithstanding anything herein to the contrary, if a Participant dies within any post-Termination exercise period described in this Section 8(f), all Stock Appreciation Rights that were held by such Participant that were vested and exercisable at the time of the Participant’s Termination shall thereafter be exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of death.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of (i) a Termination by the Service Recipient for Cause, or (ii) a voluntary Termination by the Participant (including a Participant’s Retirement) after the occurrence of an event that would be grounds for a Termination for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9. Performance Awards.

(a) General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical.

(b) Value of Performance Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of a Performance Cash Award, as the case may be, that will be paid out to the Participant.

(c) Earning of Performance Awards. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance Objectives. Unless otherwise specifically determined by the Committee, a Participant shall be eligible to earn a Performance Award only while the Participant is employed by or rendering services to the Service Recipient.

(d) Form and Timing of Payment of Performance Awards. Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e) Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the end of an applicable Performance Period, a

Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.

(f) Performance Objectives.

(1) Each Performance Award shall specify the Performance Objectives that must be achieved before such Performance Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(2) With respect to Qualified Performance-Based Awards (other than an Option or Stock Appreciation Right), Performance Objectives shall be limited to specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, adjusted earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit, gross profit, gross profit return on investment, or gross margin return on investment; (v) revenue, net revenue, gross revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on invested capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses or reduction in expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit; (xxiii) loss ratio or combined ratio; (xxiv) economic net income; (xxv) adjusted net income, including net income after adding back or subtracting the net effect from deferral in net revenues and related costs of goods sold, impact of business reorganization, one-time gains or losses on long-term investments, and after adding back stock based compensation, interest, depreciation, amortization and tax expenses; (xxvi) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion; (xxvii) the growth in the value of an investment in the Company’s Stock assuming the reinvestment of dividends; and (xxviii) to the extent that an Award is not intended to be a Qualified Performance-Based Award, or with respect to an Option or a Stock Appreciation Right, other measures of performance selected by the Committee. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(3) The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and stockholders’ equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify. Unless specified otherwise by the Committee (i) in the Performance Award Agreement at the time the Performance Award is granted or (ii) in such other document setting forth the Performance Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period to provide for objectively determinable adjustments, modifications or amendments, to any of the business criteria described above, including, without limitation, for one or more of the following items of gain, loss, profit or expense: (A) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring in nature; (B) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (C) related to currency fluctuations; (D) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (E) related to restructuring, divestitures, productivity initiatives or new business initiatives; (F) related to discontinued operations that do not qualify as a segment of business under GAAP; (G) attributable to the business operations of any entity acquired by the Company during the fiscal year; (H) non-operating items; and (I) acquisition or divestiture expenses.

(g) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to be a Qualified Performance-Based Award (other than an Option or a Stock Appreciation Right), the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under a Performance Award intended to be a Qualified Performance-Based Award (other than an Option or a Stock Appreciation Right), the Committee will certify the extent to which any Performance Objectives and any other material terms under such Performance Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Stock).

(h) Negative Discretion. Notwithstanding satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Qualified Performance-Based Award on account of satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine, but it may not use positive discretion to increase the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Qualified Performance Award (other than an Option or a Stock Appreciation Right) above the amount earned on account of satisfaction of any Performance Objectives.

10. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4 hereof, the number of shares of Stock covered by each outstanding Award, the price per share of Stock underlying each such Award, and, if applicable, the Performance Objectives that must be achieved before such Performance Award shall become earned shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, spinoffs, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, subdivisions, exchanges, reclassifications or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan. In lieu of or in addition to any adjustment pursuant to this Section 11(a), if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion. The Committee will make such adjustments, substitutions or payment, and its determination will be final, binding and conclusive. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

(2) The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods or Performance Periods for which satisfaction of the Performance

Objectives or other material terms for the applicable Performance Period has not been certified by the Committee prior to the date of the Corporate Event;

(3) The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Exercisable Awards, the applicable exercise or base price; provided, however, that holders of Exercisable Awards shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4) The cancellation of any or all Exercisable Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Exercisable Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least twenty (20) days prior to such Corporate Event, with any exercise during such period of any unvested Exercisable Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c) Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

(d) Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or a Participant Agreement to the contrary, no Award Agreement or Participant Agreement shall provide that the vesting, payment, purchase or distribution of an Award will be accelerated by reason of a Change in Control for any Participant unless the Participant’s employment is involuntarily terminated as a result of the Change in Control. For purposes of this Section 11(d), a Participant’s employment will be deemed to have been involuntarily terminated as a result of a Change in Control if it is involuntarily terminated other than for Cause

(including the Participant’s resignation for “good reason” (or similar term) as defined in the applicable Award Agreement, Participant Agreement, or in a written change in control, retention, severance or similar agreement between the Company and a Participant, or in a change in control, retention, severance or similar plan maintained by the Company in which the Participant participates), or is terminated under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law, at any time beginning on the date of the Change in Control up to and including the first (1st) anniversary of the Change in Control (or, if applicable, such longer post-Change in Control period as may be determined by the Committee).

12. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

13. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

14. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

15. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

16. Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17. Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity.

18. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d) No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.

19. Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20. Effective Date of the Plan.

The Plan is effective as of the Effective Date.

21. Miscellaneous.

(a) Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

(b) Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award Agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to vesting of any Full Value Award or exercise of any Exercisable Award, all Awards, as applicable, held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of an Exercisable Award, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of (x) the date an Exercisable Award is exercised or the date a Full Value Award becomes vested, or (y) the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized (whether at the time of vesting, exercise or thereafter).

(c) Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(d) Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(e) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(f) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, in addition to the recoupment provisions set forth herein relating to Detrimental Activity, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(g) Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 21(g) will apply to all Awards.

(h) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 21(h) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(i) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(i) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–U.S. nationals or are primarily employed or providing services outside the United States.

(j) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(k) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(l) Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

(m) Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.

(n) Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(o) Reformation; Permitted Disclosures.

(1) If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award Agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

(2) Nothing contained in this Plan or any Award Agreement shall prohibit or prevent a Participant from (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Congress, or any agency Inspector General; (ii) making any other disclosures that are protected under the whistleblower provisions of Federal law or regulations; (iii) otherwise fully participating in any Federal whistleblower programs, including any such programs managed by the U.S. Securities and Exchange Commission or the Occupational Safety and Health Administration; or (iv) receiving individual monetary awards or other individual relief by virtue of participating in any such Federal whistleblower programs.

(3) Under the Federal Defend Trade Secrets Act of 2016, a Participant shall not be held criminally or civilly liable under any Federal or state trade secret law for the disclosure of a trade secret that is made (i) (A) in confidence to a Federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; (ii) to a Participant’s attorney in relation to a lawsuit for retaliation against a Participant for reporting a suspected violation of law; or (iii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

(p) Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement must be submitted solely and exclusively to binding arbitration in accordance with the then-current employment arbitration rules and procedures of the American Arbitration Association (AAA) to be held in New York, New York. All information regarding the dispute or claim and arbitration proceedings, including any settlement, shall not be disclosed by the Participant or any arbitrator to any third party without the written consent of the Company, except with respect to judicial enforcement of any arbitration award. Any arbitration claim must be brought solely in the Participant’s (or such Participant’s transferee’s or estate’s) individual capacity and not as a claimant or class member (or similar capacity) in any purported multiple-claimant, class, collective, representative or similar proceeding, and the arbitrator may not permit joinder of any multiple claimants and their claims without the express written consent of the Company. Any arbitrator selected to adjudicate the claim must be knowledgeable in the industry standards and practices, and, by signing an Award Agreement, each Participant will be deemed to agree that any claims pursuant to the Plan or an Award Agreement is inherently a matter involving interstate commerce and thus, notwithstanding the choice of law provision included herein, the Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. The arbitrator shall not be permitted to award any punitive or similar damages, but may award attorney’s fees and expenses to the prevailing party in any arbitration. Any decision by the arbitrator shall be binding on all parties to the arbitration.

(q) Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(r) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(s) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(t) Vesting of Awards. Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, in the event that the vesting date for all or a portion of an Award occurs on a date which is not a trading day on the principal national securities exchange in the United States on which the shares of Stock are then traded, such portion of the Award will vest on the trading day immediately prior to the vesting date for the Award.

(u) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*        *        *

Annex C

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 STOCK INCENTIVE PLAN

QUALIFIED RSU SUB-PLAN FOR FRANCE

1. Introduction.

(a) The Board of Directors (the “Board”) of Take-Two Interactive Software, Inc. (the “Company”) has established the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “Plan”), as set forth as Exhibit I, for the benefit of certain employees of the Company and its Affiliates, including Affiliates established in France (each a “French Affiliate” and collectively the “French Affiliates”), of which the Company holds directly or indirectly at least 10% of the outstanding share capital.

(b) Section 21(i) of the Plan authorizes the Board or such other committee consisting of two or more individuals appointed the Board (the “Committee”) to adopt such rules and regulations (including a sub-plan) as the Committee deems necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-U.S. nationals or are primarily employed or providing services outside the United States.

(c) The Committee has determined that it is advisable to establish specific rules for the purpose of granting Restricted Stock Units to employees of a French Affiliate to qualify for the specific tax and social security treatment available for such grants in France. The Committee, therefore, intends to establish a sub-plan of the Plan (the “French Qualified RSU Sub-Plan”) for the purpose of granting Restricted Stock Units that qualify for the specific tax and social security treatment in France applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended (the “French-Qualified Restricted Stock Units”), to qualifying employees of a French Affiliate who are residents in France for French tax purposes and/or subject to the French social security regime (the “French Participants”).

Under the French Qualified RSU Sub-Plan, French Participants will be granted French-Qualified Restricted Stock Units only as provided in Section 2(d) hereunder. The provisions of the Plan permitting the grant of any other form of equity compensation award other than Restricted Stock Units as provided in Section 7 of the Plan shall not be permitted under the French Qualified RSU Sub-Plan.

2. Definitions.

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. In addition, the terms set forth below shall have the following meanings for purposes of grants made under the French Qualified RSU Sub-Plan:

(a) “Award Agreement” means the written or electronic agreement, contract or other instrument or document evidencing the French-Qualified Restricted Stock Units and setting forth the applicable terms and conditions. In connection with the foregoing, the Award Agreement may, but need not, be executed or acknowledged by the Company and/or the French Participant.

(b) “Closed Period” means the period as provided for by Section L. 225-197-1 of the French Commercial Code, as amended, and as interpreted by the French administrative guidelines. For the sake of clarity, “Closed Period” includes:

(i) ten quotation days preceding and three quotation days following the disclosure to the public of the consolidated financial statements or the annual statements of the Company; or

(ii) any period during which the corporate management of the Company possesses confidential information which could, if disclosed to the public, significantly impact the quotation of the shares of Stock, until ten quotation days after the day such information is disclosed to the public.

If the French Commercial Code is amended after adoption of this French Qualified RSU Sub-Plan to modify the definition and/or the applicability of the Closed Periods to French-Qualified Restricted Stock Units, such amendments shall become applicable to any French-Qualified Restricted Stock Units granted under the French Qualified RSU Sub-Plan, to the extent required or permitted by French law.

(c) “Disability” means disability as defined under categories 2 and 3 of Section L. 341-4 of the French Social Security Code, as amended.

(d) “Restricted Stock Unit” or “RSU” means, as provided in Section 7 of the Plan, a promise by the Company to issue, in the future, one share of Stock for each RSU granted, subject to specific terms and conditions, restrictions and vesting requirements (including time-based vesting requirements and/or performance-based vesting requirements). For the sake of clarity, RSUs granted under the French Qualified RSU Sub-Plan shall not provide for the receipt of dividends.

(e) “Vesting Date” shall mean the date on which the French Participants are entitled to receive the shares of Stock underlying the French-Qualified Restricted Stock Units. The Committee may provide in the applicable Award Agreement that shares of Stock underlying the French-Qualified Restricted Stock Units will be issued only on a date occurring after the Vesting Date.

3. Eligibility to Participate.

(a) Subject to Section 3(c) below, any French Participant who, on the date of grant and to the extent required under French law, is either employed under the terms and conditions of an employment contract (“contrat de travail”) with a French Affiliate or who is a corporate officer of a French Affiliate (subject to Section 3(b) below), shall be eligible to receive, at the discretion of the Committee, French-Qualified Restricted Stock Units under the French Qualified RSU Sub-Plan provided he or she also satisfies the eligibility conditions of the Plan.

(b) French-Qualified Restricted Stock Units may not be issued to corporate officers of a French Affiliate, other than the managing directors (i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), unless the corporate officer is employed by a French Affiliate, as defined by French law and is otherwise eligible to receive RSUs pursuant to the Plan.

(c) French-Qualified Restricted Stock Units may not be issued under the French Qualified RSU Sub-Plan to employees or corporate officers owning more than ten percent (10%) of the Company’s share capital or to individuals other than employees and corporate officers of a French Affiliate. Grants of French-Qualified Restricted Stock Units under the French Qualified RSU Sub-Plan shall not result in any French Participant owning more than ten percent (10%) of the Company’s share capital.

(d) The aggregate number of shares of Stock underlying French-Qualified Restricted Stock Units shall not exceed 10% of the Company’s share capital.

4. Conditions of the French-Qualified Restricted Stock Units.

(a) Vesting of French-Qualified Restricted Stock Units. The first Vesting Date of RSUs shall not occur prior to the expiration of the minimum mandatory vesting period applicable to French-Qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended, the relevant sections of the French Tax Code or the French Social Security Code, as amended. However, notwithstanding the above, in the event of the death or disability of a French Participant, all outstanding French-Qualified Restricted Stock Units then held by the French Participant shall vest and the shares of Stock underlying the French-Qualified Restricted Stock Units shall become issuable as set forth in Section 5 of the French Qualified RSU Sub-Plan.

(b) Holding of Shares of Stock. The shares of Stock issued upon vesting of the French-Qualified Restricted Stock Units granted to French Participants may be subject to a minimum mandatory holding period pursuant to Section L. 225-197-1 of the French Commercial Code, as amended, or the relevant sections of the French Tax Code and French Social Security Code, as amended, to benefit from the specific French tax and social security regime, even if the French Participant is no longer an employee or corporate officer of a French Affiliate, the Company or any other affiliate.

In addition to this restriction upon the sale or transfer of shares of Stock issued to French Participants, the shares of Stock may not be sold or transferred during a Closed Period so long as Closed Periods are applicable to shares of Stock underlying French-Qualified Restricted Stock Units.

(c) Managing Director. To the extent required for French-Qualified Restricted Stock Units granted by the Company, specific holding periods for the shares of Stock issued pursuant to the French-Qualified Restricted Stock Units shall be imposed in the relevant Award Agreement for French Participants who qualify as a managing director of the French Affiliate under French law (as defined in Section 3(b) above) if such individual is receiving the French-Qualified Restricted Stock Units in this capacity.

(d) French Participant’s Account. The shares of Stock issued to a French Participant pursuant to French-Qualified Restricted Stock Units shall be recorded in the name of the French Participant in an account with the Company, a broker, or in such other manner as the Company may otherwise determine to ensure compliance with applicable law, including any required holding periods.

5. Death and Disability.

In the event of termination of a French Participant’s status as a French Participant due to death, all French-Qualified Restricted Stock Units held by the French Participant at the time of death (whether vested or unvested at the time of death) immediately shall become transferable to the French Participant’s heirs. The Company shall issue the underlying shares of Stock to the French Participant’s heirs only if the heirs request such issuance within six months following the death of the French Participant. If shares are not requested by the heirs within such six-month period, any outstanding French-Qualified Restricted Stock Units will be forfeited. The French Participant’s heirs shall not be subject to the minimum mandatory holding period set forth in Section 4(b) of this French Qualified RSU Sub-Plan, if any.

If a French Participant ceases to be employed by the Company or a French entity by reason of his or her disability, French-Qualified Restricted Stock Units then outstanding but not previously vested, will vest and become non-forfeitable immediately, and such French-Qualified Restricted Stock Units, together with any then outstanding French-Qualified Restricted Stock Units that previously vested, will be settled as promptly as practicable. The French Participant shall not be subject to the minimum mandatory holding period set forth in Section 4(b) above, if any.

6. Adjustments upon certain Changes affecting the Company.

In the event of a corporate transaction as set forth in Section 11 of the Plan, adjustments to the terms and conditions of the French-Qualified Restricted Stock Units or underlying shares of Stock may be made only in accordance with the Plan and pursuant to applicable French legal and tax rules. Notwithstanding, the Committee, at its discretion, may determine to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case, the RSUs may cease to qualify as French-Qualified Restricted Stock Units. Assumption or substitution of the RSUs in the case of a corporate transaction, as well as an acceleration of vesting or the holding period, if any, or any other mechanism implemented upon a corporate transaction, or in any other event, also may result in the RSUs ceasing to be eligible for the specific French tax and social security treatment.

7. Disqualification of French-Qualified Restricted Stock Units.

If the terms and conditions of outstanding French-Qualified Restricted Stock Units are modified or adjusted due to any requirements under the applicable laws of incorporation of the Company, or by decision of the Company’s shareholders, the Board or the Committee, the RSUs may cease to qualify as French-Qualified Restricted Stock Units. If the RSUs cease to qualify as French-Qualified Restricted Stock Units, the Board or Committee may, in its sole discretion, determine to lift, shorten or terminate certain restrictions applicable to the vesting or to the transfer of the shares of Stock underlying the RSUs which had been imposed under the French Qualified RSU Sub-Plan and/or in the Award Agreement delivered to the French Participant in order to achieve the specific tax treatment for French-Qualified Restricted Stock Units.

In the event that any RSUs or underlying shares of Stock cease to qualify for the specific tax treatment pursuant to Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, the French Participant immediately shall become responsible for all taxes and/or social security contributions that he or she is required to pay in connection with such RSUs or underlying shares of Stock.

8. Employment Rights.

The adoption of this French Qualified RSU Sub-Plan shall not confer upon the French Participants or any employee of a French Affiliate, any employment rights and shall not be construed as a part of any employment contracts that a French Affiliate has with its employees or create any employment relationship with the Company.

9. Non-Transferability.

Except in the case of death and disability, the French-Qualified Restricted Stock Units shall not be assigned or transferred to any third party. In addition, the French-Qualified Restricted Stock Units may vest only for the benefit of the French Participant during his or her lifetime.

10. Interpretations.

The Company intends that RSUs granted under the French Qualified RSU Sub-Plan shall qualify for the specific tax and social security treatment applicable to RSUs granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws. The terms of the French Qualified RSU Sub-Plan shall be interpreted accordingly and in accordance with the relevant guidelines published by French tax and social security administrations and subject to the fulfillment of legal, tax and reporting obligations, if applicable. Notwithstanding, certain corporate transactions, certain modifications or changes may impact the qualification of the RSUs and underlying shares of Stock for the specific regime in France.

11. Amendments.

Subject to the terms of the Plan, the Committee reserves the right to amend or terminate the French Qualified RSU Sub-Plan at any time in accordance with applicable French law.

12. Effective Date of the French Qualified RSU Sub-Plan.

The French Qualified RSU Sub-Plan shall be effective as of the date of its approval by the Company’s shareholders.

EXHIBIT I

Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan

See Annex A

Annex D

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN

D-i

D-ii

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 GLOBAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1

PURPOSE AND TERM

1.1	Purpose. The purpose of the Take-Two Interactive Software, Inc. 2017 Global Employee Common Stock Purchase Plan (the “Plan”) is to afford Eligible Employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of Take-Two Interactive Software, Inc. (the “Company”) through ownership of its shares of Common Stock. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Code Section 423 Component”), and a component that is not intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Non-Code Section 423 Component”). The provisions of the Code Section 423 Component shall be construed so as to extend and limit participation in a uniform and non-discriminatory basis consistent with the requirements of Code Section 423. A Purchase Right to purchase shares of Common Stock under the Non-Code Section 423 Component shall be effectuated via separate Offerings under one or more sub-plans of the Non-Code Section 423 Component of the Plan for Employees of Participating Affiliates in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries. Except as otherwise provided herein or in the applicable sub-plan, the Non-Code Section 423 Component of the Plan shall be operated and administered in the same manner as the Code Section 423 Component.

1.2	Term of the Plan. The Plan shall continue in effect until the date on which all of the shares of Common Stock authorized for issuance under the Plan have been issued.

SECTION 2

DEFINITIONS

Definitions.

Any term not expressly defined in the Plan shall have the same definition as set forth in Code Section 423. Whenever the following words and phrases are used in the Plan, they shall have the respective meanings set forth below:

(a)	“Act” means the Securities Exchange Act of 1934, as amended from time to time.

(b)	“Affiliate” means each of the following: (i) any Subsidiary; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Board.

(c)	“Administrator” means each individual designated by the Company to receive Enrollment Agreements, withdrawal notices and other communications from Eligible Employees. The Administrator shall also include any third-party vendor hired by the Company to assist with the day-to-day operation and administration of the Plan.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Change in Control” means “Change in Control” as defined in the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, as amended and restated, or any successor plan that the Company may establish.

(f)	“Code” means, the United States Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g)	“Code Section 423 Component” means those Offerings under the Plan that are intended to meet the requirements of Code Section 423(b).

(h)	“Committee” means the Compensation Committee of the Board, or another committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board as described in Section 9. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(i)	“Common Stock” means the common stock, $0.01 par value per share, of the Company.

(j)	“Company” means Take-Two Interactive Software, Inc., a Delaware corporation, and any present or future parent corporation of the Company (as defined in Code Section 424(e)).

(k)	“Compensation” means, with respect to each payroll period in any Offering Period, the actual wages or salary paid to a Participant for services actually rendered at the Participant’s base rate of pay prior to any salary reductions, along with overtime, holiday pay and paid time-off, but excluding any other amounts of pay, such as living or other allowances, and incentive compensation of any kind, including annual and long-term bonuses.

(l)	“Effective Date” means the later of the date the Board approves and adopts the Plan or the first Offering Date after the Company’s stockholders have approved the Plan.

(m)	“Eligible Employee” means an individual who, on the Offering Date, is an Employee of the Company, a Participating Company or a Participating Affiliate, excluding any individual:

(i)	who, immediately after any rights under this Plan are granted, owns (directly or through attribution) shares of Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock or other stock of the Company, a future parent corporation, or a Subsidiary (as determined under Code Section 423(b)(3)); and

(ii)	who has not satisfied a service requirement of at least six (6) months or such other period designated by the Administrator pursuant to Code Section 423(b)(4)(A) (which service requirement may not exceed two years); provided however, that the limitation contained in this Section 2.10(e) shall only apply to the extent the Administrator expressly provides for such limitation, and then, such limitation shall only apply to such Offering Period.

For purposes of clause (i) above, the rules of Code Section 424(d) with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock, which an Employee may purchase or otherwise acquire under outstanding options or other forms of equity compensation awards granted by the Company, shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).

(n)

“Employee” means a person treated as an employee of the Company or a Participating Company for purposes of the Code Section 423 Component of the Plan or, for Participating Affiliates offering participation in the Non-Code Section 423 Component of the Plan, persons treated as an employee as determined under local laws, rules and regulations and specified in the applicable sub-plan. For purposes of this Plan, a Participant shall cease to be an Employee either upon an actual termination of employment or upon the company employing the employee ceasing to be a Participating Company or a Participating Affiliate. For purposes of the Plan, an individual shall not cease to be an Employee while such individual is on any military leave, sick leave, statutory leave (as determined under local law) or other bona fide leave of absence approved by the Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

(o)	“Enrollment Agreement” means an agreement in such written or electronic form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions or such other form of contribution as may be permitted under the Plan (or any sub-plan established pursuant to Sections 9.4) from the Employee’s Compensation.

(p)	“Enrollment Period” means, unless otherwise specified by the Committee, the period commencing on the first day of the month preceding each Offering Period, and ending on the 15th of the month preceding each Offering Period.

(q)	“Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (1) if the Common Stock is traded, listed or otherwise reported or quoted on a Stock Exchange, the last sales price reported for the Common Stock on the Purchase Date or other applicable date as reported on such Stock Exchange; or (2) if the Common Stock is not traded, listed or otherwise reported or quoted on a Stock Exchange, such amount as determined by the Committee in good faith in its sole discretion. For purposes of the grant of any Purchase Right, the applicable date shall be the Trading Day on which the Purchase Right is granted, or if such grant date is not a Trading Day, the Trading Day immediately prior to the date on which the Purchase Right is granted.

(r)	“Non-Code Section 423 Component” means those Offerings under the Plan that are not intended to meet the requirements of Code Section 423(b).

(s)	“Offering” means the Company’s grant of a Purchase Right as described in Section 5.

(t)	“Offering Date” means the first Trading Day of each Offering Period.

(u)	“Offering Period” means the consecutive six (6) month period commencing each November 1 and May 1, or such other period as may be established by the Committee in its sole discretion.

(v)	“Participant” means an Eligible Employee who has elected to participate in the Plan by submitting an Enrollment Agreement as provided in Section 3.2.

(w)	“Participating Affiliate” means any Affiliate designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the Non-Code Section 423 Component of the Plan to its Eligible Employees pursuant to Section 9.4 of the Plan. The Committee shall have the sole and absolute discretion to determine from time to time when and if an Affiliate shall be classified as a Participating Affiliate.

(x)	“Participating Company” means any Subsidiary designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the Code Section 423 Component of the Plan to its Eligible Employees. The Committee shall have the sole and absolute discretion to determine from time to time when and if a Subsidiary shall be classified as a Participating Company.

(y)	“Plan” means the Take-Two Interactive Software, Inc. 2017 Global Employee Common Stock Purchase Plan, which includes both the Code Section 423 Component and the Non-Code Section 423 Component, as amended from time to time.

(z)	“Purchase Date” means the last Trading Day of each Offering Period.

(aa)	“Purchase Price” means the price at which a share of Common Stock may be purchased under the Plan, as established from time to time by the Board. For the first Offering Period and all subsequent Offering Periods unless otherwise established by the Board, the “Purchase Price” shall mean the lower of (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of a share of Common Stock on the Purchase Date, as adjusted from time to time in accordance with Section 8.1 and provided that the Purchase Price shall not be less than the par value of the shares of Common Stock.

(bb)	“Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase shares of Common Stock as provided in Section 5, which the Participant may or may not exercise during the Offering Period.

(cc)	“Stock Exchange” means the principal national securities exchange in the United States on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the first or last day of an Offering Period, as applicable.

(dd)	“Subsidiary” means a present or future subsidiary corporation of the Company within the meaning of Code Section 424(f).

(ee)	“Trading Day” means a day on which the Stock Exchange is open for trading.

2.2	Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3

ELIGIBILITY AND PARTICIPATION

3.1	Eligibility. An Employee may elect to participate in the Plan as of the first Offering Date on which such person becomes an Eligible Employee by complying with the enrollment procedures set forth in Section 3.2.

3.2	Participation.

(a)	An Eligible Employee shall become a Participant in an Offering by submitting a properly completed Enrollment Agreement to the Administrator. The Company shall establish enrollment procedures for the submission of such Enrollment Agreements to the Administrator using written and/or electronic election forms and shall communicate such procedures to all Eligible Employees. An Eligible Employee who does not timely submit a properly completed Enrollment Agreement to the Administrator during the Enrollment Period for an Offering Period shall not participate in the Plan for that Offering Period but shall be eligible to elect to participate in the Plan for any subsequent Offering Period by timely submitting a properly completed Enrollment Agreement to the Administrator during the Enrollment Period for any future Offering Period.

(b)	A Participant may deliver to the Administrator a new Enrollment Agreement for each Offering Period in accordance with the procedures established in Section 4.

(c)	Subject to the limitation set forth in Section 5.3, a Participant who (i) has elected to participate in the Plan pursuant to Subsection (a) for an Offering Period, and (ii) takes no action to change or revoke such election (in accordance with such procedures as established by the Company) as of the first day of the next following Offering Period, shall be deemed to have made the same election to participate in the Plan, including the same payroll deduction authorization, for each subsequent Offering Period. A Participant who is automatically enrolled in the Plan for an Offering Period pursuant to the preceding sentence shall not be required to deliver an additional Enrollment Agreement to the Administrator for the subsequent Offering Period.

3.3	Termination of Employment or Loss of Eligibility.

(a)	In the event that the employment of a Participant is terminated, prior to a Purchase Date, for any reason, including retirement, disability or death, or in the event a Participant is no longer an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately and thereupon, automatically and without any further act on his or her part, such Participant’s payroll deduction authorization shall terminate. Payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative. Interest shall not be paid on payroll deductions returned unless otherwise required under applicable law. Further, all of the Participant’s rights under the Plan shall terminate.

(b)	A Participant whose participation in the Plan has been terminated may become eligible to participate in the Plan for any subsequent Offering Period by again satisfying the requirements of Sections 3.1 and 3.2.

3.4	Hardship Withdrawal from the Plan. If a Participant makes a hardship withdrawal from any plan with a cash or deferred arrangement qualified under Section 401(k) of the Code which is sponsored, or participated in, by the Company or Affiliate, such Participant shall be automatically prohibited from making or electing to make payroll deductions under the Plan for a six (6) month period commencing on the date of the hardship withdrawal. Payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be retuned to the Participant and shall not be applied to the purchase of shares of Common Stock in any Offering under the Plan. After the expiration of such six (6) month period, the Participant must re-enroll in the Plan for any subsequent Offering Period by again satisfying the requirements of Sections 3.1 and 3.2.

3.5	Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan at any time and receive a refund of all payroll deductions credited to his or her Plan account that have not been applied toward the purchase of shares of Common Stock by submitting a withdrawal election to the Administrator in accordance with such procedures as established by the Company, provided such withdrawal election is submitted to the Administrator no later than the tenth (10th) day of the month in which the applicable Purchase Date falls. The payroll deductions of a Participant who has withdrawn from the Plan shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares of Common Stock in any other Offering under the Plan. A Participant who withdraws from the Plan shall be prohibited from resuming participation in the Plan for the same Offering Period, but may participate in any subsequent Offering Period by satisfying Sections 3.1 and 3.2. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

SECTION 4

PAYROLL DEDUCTIONS AND PARTICIPANT ACCOUNTS

4.1	Payroll Deductions.

(a)	Shares of Common Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from a Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted.

(b)	An Eligible Employee who elects to enroll in the Plan as a Participant shall designate in the Enrollment Agreement a whole percentage from one percent (1%) to ten percent (10%) of his or her Compensation to be deducted each pay period during the Offering Period and paid into the Plan for his or her account. Notwithstanding the foregoing, the Committee may change the limits on payroll deductions effective as of any future Offering Date.

(c)	Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to be deducted each pay day through the end of the Offering Period, unless as otherwise provided herein.

(d)	Interest shall not be paid on a Participant’s payroll deductions and paid into the Plan.

(e)	A Participant may not increase, but may elect to decrease the rate of payroll deductions once during an Offering Period by submitting an amended Enrollment Agreement authorizing such change to the Administrator no later than the tenth (10th) day of the month in which the applicable Purchase Date falls in accordance with such procedures established by the Company, and such change shall become effective as soon as reasonably practicable. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall remain a Participant in the Plan for the Offering Period unless such Participant elects to withdraw from the Plan pursuant to Section 3.4.

(f)	The Company may, in its sole discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable pursuant to the limitation described in Section 5.3. If the Company suspends a Participant’s payroll deductions under this provision, the Participant may participate in future Offering Periods by satisfying the requirements of Sections 3.1 and 3.2.

(g)	The provisions of this Section 4.1 shall not apply to Participants in countries outside of the United States where payroll deductions are prohibited under local law. Such individuals shall be permitted to make payment under Section 6.1 through such other form(s) of contribution which may be permitted under local law and which are specified under the applicable sub-plan.

4.2	Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions or other amounts contributed to the Plan by or on behalf of a Participant shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All payroll deductions or other amounts contributed to the Plan by or on behalf of a Participant may be used by the Company for any corporate purpose.

SECTION 5

GRANT OF PURCHASE RIGHT

5.1	General. On each Offering Date, the Company shall grant to each Participant a Purchase Right under the Plan to purchase shares of Common Stock. Each Purchase Right shall be treated as an option for purposes of Code Section 423.

5.2	Term of Purchase Right. Each Purchase Right shall have a term equal to the length of the Offering Period to which the Purchase Right relates.

5.3	Number of Shares of Common Stock Subject to a Purchase Right.

(a)	On the Offering Date of each Offering Period, each Participant shall be granted a Purchase Right to purchase on the Purchase Date for such Offering Period (at the applicable Purchase Price) up to a maximum number of shares of Common Stock determined by dividing such Participant’s payroll deductions or contributions accumulated prior to such Purchase Date by the applicable Purchase Price; provided, however, that in no event will a Participant be permitted to purchase more than Twenty-Five Thousand U.S. Dollars ($25,000) worth of shares of Common Stock, subject to adjustment pursuant to Section 8, for each calendar year during which such Purchase Right is outstanding. The purchase of shares of Common Stock pursuant to the Purchase Right shall occur as provided in Section 6, unless the Participant has withdrawn pursuant to Section 3. Each Purchase Right shall expire on the last day of the Offering Period.

(b)

In connection with each Offering Period made under the Plan, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering Period. If the aggregate purchase of shares of Common Stock issuable upon exercise of

Purchase Rights granted under the Offering Period would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant’s accumulated payroll deductions for such Offering Period) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

5.4	Limitation under Code Section 423(b)(8). Notwithstanding any provision in this Plan to the contrary, no Participant shall be granted a Purchase Right under the Code Section 423 Component of the Plan to the extent that it permits his or her right to purchase shares of Common Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Code Section 423, exceeds Twenty-Five Thousand U.S. Dollars ($25,000) in Fair Market Value of Common Stock (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the Participant as soon as administratively practicable following the next Offering Date.

5.5	No Assignment. A Purchase Right granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant of a Purchase Right or any rights granted under the Plan.

5.6	Rights As Stockholder and Employee. With respect to shares of Common Stock subject to an Offering, a Participant shall not be deemed to be a stockholder and shall not have any rights or privileges of a stockholder by virtue of the Participant’s participation in the Plan until such Purchase Right has been exercised and the Company either has issued a stock certificate for such shares, transferred the shares electronically or made a book entry in favor of the Participant representing such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.1. Nothing herein shall confer upon a Participant any right to continue in the employ of a Participating Company or a Participating Affiliate, or interfere in any way with any right of a Participating Company or a Participating Affiliate to terminate the Participant’s employment at any time, except as otherwise provided under applicable law.

5.7	Notices. All notices or other communications by a Participant to the Board, the Committee and/or Company under or in connection with the Plan shall be deemed to have been duly given when received by the Administrator.

SECTION 6

EXERCISE OF PURCHASE RIGHT

6.1	Exercise of Purchase Right. The Purchase Right for each Participant automatically shall be exercised on each Purchase Date and such Participant automatically shall acquire the number of whole shares of Common Stock determined by dividing (i) the total amount of the Participant’s payroll deductions accumulated in his or her Plan account during the Offering Period, by (ii) the Purchase Price, to the extent the issuance of Common Stock to such Participant upon such exercise is lawful. However, in no event shall the number of shares of Common Stock purchased by the Participant during an Offering Period exceed the number of shares of Common Stock subject to the Participant’s Purchase Right, as determined under Section 5.3 above. No fractional shares of Common Stock shall be issued on the exercise of a Purchase Right. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded, without interest, to the Participant as soon as practicable after such Offering Period ends; provided however, that any amounts attributable to any fractional shares of Common Stock that were not purchased on the Purchase Date shall be carried over to the next Offering Period unless the Participant has elected to withdraw from the Plan in accordance with Section 3.4. Notwithstanding the foregoing, the Committee may establish alternative means for treating amounts remaining in Participant Accounts following any Purchase Date to the extent consistent with applicable law.

6.2	Oversubscription. In the event, with respect to any Offering hereunder, that the number of shares of Common Stock that might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Common Stock available in the Plan as provided in Section 7.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

6.3	Delivery of Common Stock. As soon as practicable after each Purchase Date, the Company shall arrange for the delivery of the shares of Common Stock acquired by the Participant on such Purchase Date via either (a) the issuance of stock certificates, (b) the transfer of such shares electronically to a broker that holds such shares in street name for the benefit of the Participant or the Company, or (c) the making of a book entry in favor of the Participant representing such shares. Shares of Common Stock to be delivered to a Participant under the Plan shall be registered and/or recorded in the name of the Participant.

6.4	Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and non-U.S. tax withholding obligations of the Company, a Participating Company or a Participating Affiliate that arise upon exercise of the Purchase Right or upon such disposition of shares, if any, in accordance with such procedures and withholding methods as may be established by the Company. The Company, a Participating Company or a Participating Affiliate may, but shall not be obligated to, withhold from any compensation or other amounts payable to the Participant the amount necessary to meet such withholding obligations.

6.5	Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised at the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of such Offering Period.

6.6	Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Common Stock purchased, the Purchase Price for such shares of Common Stock, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded to the Participant pursuant to Section 6.1. The report may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

6.7	Notification of Sale of Shares of Common Stock. Each Participant shall give the Company and/or the Administrator prompt notice of any disposition of Common Stock acquired pursuant to the Purchase Rights granted under the Plan in accordance with such procedures as may be established by the Company. The Company may require that until such time as a Participant disposes of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan, the Participant shall hold all such shares of Common Stock in the Participant’s name and with a third-party broker/administrator designated by the Company until the lapse of any time period(s) established by the Company. The Company may direct that the certificates evidencing shares of Common Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

6.8	Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all shares of Common Stock acquired pursuant to the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.

SECTION 7

COMMON STOCK SUBJECT TO THE PLAN

7.1	Common Stock Subject to the Plan. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 9,000,000, subject to adjustment in accordance with Section 8. For the sake of clarity, the aggregate share limitation set forth herein may be used to satisfy the purchase of shares of Common Stock under either the Code Section 423 Component of the Plan or the Non-Code Section 423 Component of the Plan. Shares of Common Stock issued under the Plan may consist of authorized but unissued shares, reacquired shares (treasury shares), or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Common Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

7.2	Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Common Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.

7.3	Securities Laws. The Company shall not be obligated to issue any Common Stock pursuant to any offering under the Plan at any time when the offer, issuance, or sale of shares covered by such Offering (i) has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state or non-U.S. laws, rules or regulations, or the requirements of any stock exchange upon which the Common Stock may then be listed, as the Company or the Board deems applicable, and (ii) in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares of Common Stock. Further, all stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The issuance of shares of Common Stock under the Plan shall be subject to compliance with all applicable requirements of federal, state or non-U.S. law with respect to such securities. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 8

RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL

8.1

Adjustments for Changes in Common Stock. In the event of any stock dividend, extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets, spin-off or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares of Common Stock subject to the Plan and each Purchase Right, and in the Purchase Price. If a majority of the shares of Common Stock which are of the same class as the shares of Common Stock that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control as described in Section 8.2) shares of another corporation, the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for new shares of Common Stock. In the event of any such amendment, the number of shares of Common Stock subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Committee, in its sole discretion. Any fractional share resulting from an adjustment pursuant to this Section 8.1 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 8.1 shall be final, binding and conclusive.

8.2	Change in Control. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Company”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Company elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Common Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights that are neither assumed by the Acquiring Company in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

SECTION 9

PLAN ADMINISTRATION

9.1	Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Code Section 423 Component of the Plan shall have the same rights and privileges within the meaning of Code Section 423(b)(5). The Committee may assign any of its administrative tasks set forth herein to the Company, except that the Committee may not delegate the task of designating Participating Companies under the Code Section 423 Component of the Plan or Participating Affiliates under the Non-Code Section 423 Component of the Plan, or its authority to make adjustments pursuant to Section 8.1. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

9.2	Authority of Officers. Any two (2) officers of the Company at the level of Vice President or above within the Company’s Human Resources Department or the Company’s Legal Department (at least one (1) of whom is from with the Company’s Human Resources Department) acting in concert shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein.

9.3

Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Code Section 423, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Code Section 423 Component of the Plan, including, without limitation, (i) a minimum payroll deduction amount required for participation in an Offering, (ii) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (iv) a supplemental payment or payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing an Enrollment Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Code Section 423, and (v) a determination of the date and manner by which the Fair Market Value of a share of Common Stock is determined for purposes of administration of the Plan. Similarly, the Company may, from time to time, establish, change or terminate rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Non-Code Section 423 Component of the Plan.

9.4	Non-Code Section 423 Component for Participation Outside of the United States. The Committee may, in its sole discretion, establish sub-plans under the Non-Code Section 423 Component of the Plan which do not satisfy the requirements of Code Section 423 for purposes of effectuating the participation of Eligible Employees employed by a Participating Affiliate located in countries outside of the United States. For purposes of the foregoing, the Committee may establish one or more sub-plans to: (a) amend or vary the terms of the Non-Code Section 423 Component of the Plan in order to conform such terms with the laws, rules and regulations of each country outside of the United States where the Participating Affiliate is located; (b) amend or vary the terms of the Non-Code Section 423 Component of the Plan in each country where the Participating Affiliate is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Participating Affiliate, or (c) amend or vary the terms of the Non-Code Section 423 Component of the Plan in each country outside of the United States where the Participating Affiliate is located as it considers necessary or desirable to meet the goals and objectives of the Non-Code Section 423 Component of the Plan. Each sub-plan established pursuant to this Section 9.4 shall be reflected in a written appendix to the Non-Code Section 423 Component of the Plan for each Participating Affiliate in such country, and shall be treated as being separate and independent from Code Section 423 Component of the Plan; provided, the total number of shares of Common Stock authorized to be issued under the Plan shall include any shares of Common Stock issued under the Non-Code Section 423 Component of the Plan (including each sub-plan). To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 9.4 to an appropriate sub-committee consisting of one or more officers of the Company.

SECTION 10

CODE SECTION 409A TAX QUALIFICATION

10.1	Code Section 409A. Purchase Rights granted under the Plan are exempt from the application of Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a Purchase Right granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause a Purchase Right under the Plan to be subject to Code Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding Purchase Right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Purchase Rights that may be granted under the Plan from or to allow any such Purchase Rights to comply with Code Section 409A, but only to the extent any such amendments or action by the Committee would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Purchase Right under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase shares of Common Stock under the Plan is compliant with Code Section 409A.

10.2	Tax Qualification. Although the Company may endeavor to (i) qualify a Purchase Right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Code Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant’s under the Plan.

SECTION 11

INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Committee or officers or employees of a Participating Company or a Participating Affiliate, members of the Committee and any officers or employees of a Participating Company or a Participating Affiliate to whom authority to act for the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 12

PLAN AMENDMENT OR TERMINATION; MISCELLANEOUS

12.1	Termination. The Committee may at any time terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan.

12.2	Amendment. The Committee may make such modification or amendment to the Plan as it shall deem advisable; provided, however, that no amendment may materially adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Code Section 423 or to obtain qualification or registration of the shares of Common Stock under applicable federal, state or non-U.S. securities laws).

An amendment must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if (i) such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or (ii) would change the definition of the corporations or companies that may be designated by the Committee as Participating Companies or Participating Affiliates. In the event that the Committee approves an amendment to increase the number of shares of Common Stock authorized for issuance under the Plan, the Committee, in its sole discretion, may specify that any such additional shares of Common Stock may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Committee shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

12.3	Death. Unless otherwise provided in an Enrollment Form or procedures established by the Administrator from time to time, in the event of the Participant’s death, any accumulated payroll deductions and other contributions not used to purchase shares of Common Stock shall be paid to and any shares of Common Stock credited to the deceased Participant’s brokerage or Plan account shall be transferred to Participant’s heirs or estate as soon as reasonably practicable following the Participant’s death in accordance with applicable law.

12.4	Transferability. Payroll deductions, contributions credited to a Participant’s account and any rights with regard to the purchase of shares of Common Stock pursuant to a Purchase Right or to receive shares of Common Stock under the Plan may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as otherwise provided in the Plan) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 3.

12.5	Use of Funds. All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions except as may be required by applicable local law, as determined by the Administrator, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Until shares of Common Stock are issued, Participants shall only have the rights of an unsecured creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Administrator.

12.6	Severability. If any particular provision of this Plan is found to be invalid or otherwise unenforceable, such determination shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision were omitted.

12.7	Governing Law and Jurisdiction. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan shall be construed in accordance with the laws of Delaware, without giving effect to the conflict of laws principles thereof. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to) this Plan shall be exclusively in the courts in the State of New York, County of New York, including the U.S. federal courts located therein (should federal jurisdiction exist).

12.8	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.

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Exhibit A

Participating Companies and Affiliates

Participating Company/Affiliate	Country	Nature of Offering Code Section 423 Component or Non- Code Section 423 Component

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 14, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

TAKE-TWO INTERACTIVE SOFTWARE, INC. ATT: INVESTOR RELATIONS 622 BROADWAY NEW YORK, NY 10012

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR” the following:

1.	Election of Directors	☐	☐	☐
Nominees

01	Strauss Zelnick	02	Robert A. Bowman	03	Michael Dornemann	04	J Moses	05	Michael Sheresky
06	LaVerne Srinivasan	07	Susan Tolson

The Board of Directors recommends you vote “FOR” proposals 2, 4, 5, 6 and 7, and “1 year” for proposal 3.			For	Against	Abstain
2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement.		☐	☐	☐
		1 year	2 years	3 years	Abstain
3.	Approval, on a non-binding advisory basis, of an annual advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s “named executive officers.”	☐	☐	☐	☐
			For	Against	Abstain
4.	Approval of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan.		☐	☐	☐
			For	Against	Abstain
5.	Approval of the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan Qualified RSU Sub-Plan for France.		☐	☐	☐
			For	Against	Abstain
6.	Approval of the Take-Two Interactive Software, Inc. 2017 Global Employee Stock Purchase Plan.		☐	☐	☐
			For	Against	Abstain
7.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.		☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

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TAKE-TWO INTERACTIVE SOFTWARE, INC. Annual Meeting of Shareholders September 15, 2017 This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Daniel Emerson and Matthew Breitman, or any one of them acting individually, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and in the discretion of the proxies on such other matters as may properly come before the meeting, all of the shares of common stock of Take-Two Interactive Software, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time on September 15, 2017, at the W Hotel, 201 Park Avenue South, New York, New York 10003 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS BALLOT FOR THE BOARD OF DIRECTORS, “FOR” PROPOSALS 2, 4, 5, 6 AND 7, AND “1 YEAR” FOR PROPOSAL 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side